                               THE OXBOW FUND, LLC

                                     [LOGO]

                              AN OFFERING OF UP TO
                                   $25,000,000
                                       OF
                         LIMITED LIABILITY COMPANY UNITS

      The Oxbow Fund, LLC (the "Fund") is a newly-formed New Jersey limited liability company, which will operate as a non-diversified, closed-end management investment company. The Fund has also elected to be regulated as a business development company ("BDC").

                                                Per Unit        Total (Maximum)
                                                --------        ---------------
         Public Price.......................       $100            $25,000,000*
         Sales Charge.......................       $  7            $ 1,743,000**
         Proceeds to the Fund...............       $ 93            $23,257,000
         * Includes Investment Manager's $100,000 investment.
         ** No sales charge on Investment Manager's $100,000 investment.

      ALL TRANSFERS OR SALES OF THE UNITS WILL BE SEVERELY RESTRICTED UNDER THE TERMS OF THE FUND'S OPERATING AGREEMENT. THE UNITS WILL NOT BE PUBLICLY TRADED AND HAVE NO HISTORY OF PUBLIC TRADING. IN GENERAL, CLOSED-END FUND UNITS TRADE, IF AT ALL, AT A DISCOUNT FROM NET ASSET VALUE. AN INVESTMENT IN UNITS INVOLVES A HIGH DEGREE OF RISK. AS OF THE DATE OF THIS PROSPECTUS THE FUND HAS ACCRUED ORGANIZATIONAL AND OFFERING EXPENSES IN EXCESS OF ASSETS AND THE FUND MAY NOT REALIZE SUFFICIENT PROCEEDS FROM THIS OFFERING TO PAY SUCH EXPENSES. YOU SHOULD PURCHASE UNITS ONLY IF YOU CAN AFFORD A COMPLETE LOSS OF YOUR INVESTMENT. SEE THE "RISK FACTORS" BEGINNING ON PAGE 6 OF THIS PROSPECTUS.

          NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
             SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE
             SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL
              OR COMPLETE. NOR HAVE THEY MADE, NOR WILL THEY MAKE,
                ANY DETERMINATION AS TO WHETHER ANYONE SHOULD BUY
                   THESE SECURITIES. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is May 25, 2000.

      We are offering investors ownership interests in the Fund in the form of Units.

      Our investment objective is to seek long-term capital appreciation by investing primarily in equity securities of private U.S. companies seeking capital for start-up operations, business expansion, product development and/or strategic acquisition opportunities. We may invest in companies of any size, but generally expect to invest in small to medium-sized companies with annual revenues or projected annual revenues in the $2 million to $100 million range. We may also acquire the assets of companies, invest in commercial real estate and invest in the equity, debt or assets of companies of any size which are facing financial difficulties, reorganizing or seeking capital for debt or equity restructuring.

o  Security Offered:       250,000 units of ownership interests in the Fund at
                           $100 each. We will refer to the ownership interests as "Units."

o  Minimum Purchase:       20 Units ($2,000).

o  Minimum Offering Size:  No minimum. Because the offering does not require a minimum total investment, your capital contribution to the Fund will be deposited directly into the Fund's account upon receipt and will be available for immediate investment by the Fund. The Fund will not place such funds received in escrow or in trust or make any similar arrangement.

o  Offering Period:        The offering will last until August 31, 2001 unless
                           terminated earlier at the discretion of the Fund's
                           Board of Directors.

o  Investment Manager:     C.J.M. Asset Management, LLC ("CJM Asset Management"
                           or "Investment Manager") will manage our investments.

o  Distributor:            C.J.M. Planning Corp. ("CJM Planning"), a company
                           affiliated with CJM Asset Management, the Fund's
                           Investment Manager, will offer and sell the Units on behalf of the Fund on a "best efforts" basis. CJM
                           Planning may contract with other brokers who will use their best efforts to offer and sell the Units.

o  Sales Charge:           The Fund will pay a sales charge to CJM Planning and
                           other brokers for sales arranged by them equal to $7 per Unit. There will be no sales charge on the Units purchased by the Investment Manager.

o  Allocation of Profits:  Net profits of the Fund will be allocated pro-rata to
                           Members of the Fund in accordance with their percentage ownership of Units.

      This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund's agreement with the Fund's Investment Manager, CJM Asset Management, and the Distributor of Units, CJM Planning, has been filed with the Securities and Exchange Commission and is available upon written or oral request and without charge. Such material can be inspected at the Public Reference section of the SEC at 450 Fifth Street, N.W. Washington, D.C. 20549 and copies of such material may be obtained at prescribed rates, by calling the SEC at 1-800-SEC-0330 or by writing the SEC at the above address. The SEC also maintains a web site that contains information electronically filed with the SEC. The address of the SEC's web site is http://www.sec.gov.

        WE CANNOT USE PROJECTIONS IN THIS OFFERING AND WE CANNOT MAKE ANY REPRESENTATION, VERBALLY OR IN WRITING, ABOUT THE ECONOMIC OR TAX
        BENEFITS YOU MIGHT RECEIVE FROM INVESTING IN THE FUND. WE CANNOT
         ACCEPT YOUR SUBSCRIPTION FOR UNITS UNTIL AT LEAST FIVE BUSINESS
                  DAYS AFTER YOU HAVE RECEIVED THIS PROSPECTUS.

                                TABLE OF CONTENTS
                                -----------------

SUMMARY OF FUND EXPENSES...................................................1
     Investor Transaction Expenses.........................................1
     Annual Expenses.......................................................1
PROSPECTUS SUMMARY.........................................................2
   THE FUND................................................................2
   RISKS...................................................................2
   INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES...........................3
   THE OFFERING............................................................3
   THE UNITS...............................................................3
   INVESTMENTS BY THE FUND.................................................3
   INVESTMENT MANAGER; FEES................................................4
   CO-INVESTMENT...........................................................4
   CONFLICTS OF INTEREST...................................................4
   DIRECTORS AND OFFICERS OF THE FUND......................................4
   CAPITAL ACCOUNTS........................................................4
   TAX ALLOCATIONS.........................................................5
   DISTRIBUTIONS...........................................................5
   NO TRADING MARKET.......................................................5
   LEGAL AND TAX STATUS....................................................5
RISK FACTORS...............................................................6
   GENERAL RISKS...........................................................6
     Newly Organized Fund..................................................6
     Newly Formed Investment Manager.......................................6
     The Fund May Not Raise Sufficient Capital.............................
       To Operate And You May Lose Your Entire Investment..................6
     You Will Be Relying On The Investment Manager
       To Make Investments And Might Not Like The Investments Selected.....6
     You Will Have Little Control Over Operations..........................6
     You May Not Receive Adequate Distributions To Pay Your Taxes..........7
     Whether The Fund Is Profitable Or Not, Substantial Fees
       Will Be Paid To The Investments Manager For Its Services............7
     There Will Not Be A Market For Your Units
       And There Will Be Restrictions Placed On Their Transfer.............7
     You Will Not Have The Right To Receive
       Distributions Prior To The Termination Of The Fund..................7
     The Fund May Not Be Able To Diversity
       Its Investments And Accomplish Its Investment Objectives............7
     The Fund Is Not Providing You With Separate Legal Or Accounting
       Representation......................................................8
     Distributions In The Early Stages May Be A Return Of Capital..........8
     The Fund's Venture Capital Investments Are Risky......................8
     The Fund May Need To Invest Additional Capital........................8
     Investments Made By The Fund May Take A Long Time To Mature...........9
     Investments Made By The Fund Will Be Illiquid.........................9
     Need For Follow-On Investment.........................................9
     The Fund May Invest In Commercial Real Estate Which is Risky..........9
     The Fund May Invest In High Risk Corporate Debt Securities............10
     The Fund May Invest In Companies Facing Financial Difficulties........10
     Substantial Initial Losses............................................10
     Dependence On Management..............................................11
     Competition For Investments...........................................11

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     Borrowings By The Fund May Exaggerate Losses
     And Limit the Amount Of Assets Available For Distribution.............11
     The Fund May Be Liable to Companies In Which The Fund Invests.........11
     Liabilities of Investors..............................................11
     Conflicts of Interest.................................................12
     Regulations...........................................................12
GENERAL INCOME TAX RISKS...................................................13
   Operation Of The Fund Could Affect The Propriety
     Of Allocations And Cause Additional Tax And Penalties.................13
   The Resale Of Investments Could Cause Gains To Be Taxed As Ordinary
     Income................................................................13
   Incorrect Allocation Of Expenses Among Start-Up,
     Organization And Syndication Costs Could Cause More Taxable Income....13
WHO MAY INVEST.............................................................15
HOW TO INVEST..............................................................16
CAPITALIZATION.............................................................17
ESTIMATED USE OF PROCEEDS..................................................17
BUSINESS OF THE FUND.......................................................18
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES..............................19
   Long-Term Capital Appreciation..........................................19
   Types of Investments by the Fund........................................19
   Temporarily Invested Funds..............................................19
   Investment Concentration................................................19
   Use of Leverage.........................................................20
   Average Investment......................................................20
   Follow-On Investments...................................................20
   Investment Decisions Based Upon Extensive Firm-Level Research...........20
   The Fund May Changes Its Investment Strategies..........................21
MANAGEMENT OF THE FUND.....................................................21
   Fund Board of Directors.................................................21
   Officers................................................................21
   Fund Investment Manager.................................................21
   Business Experience Of Directors, Officers and Key Personnel of
     Investment Manager....................................................22
   Fund Administrator......................................................25
   Fund Custodian..........................................................25
COMPENSATION OF THE INVESTMENT MANAGER,
   ITS AFFILIATES AND THE DIRECTORS........................................25
   Investment Manager......................................................25
   Summary Of Investment Manager Compensation And Allocations..............26
   Independent Directors...................................................26
   Officers................................................................26
CONFLICTS OF INTEREST......................................................26
   Lack Of Arm's-Length Negotiations With Management.......................26
   Other Activities Of The Investment Manager And The Fund's Officers......26
   Competition With Managers And Other Affiliated Programs.................27
   Distribution of Units By An Affiliate...................................27
   Possible Joint Investment With Affiliated Programs......................27
   Investment Manager's Representation of Fund in Audit Proceedings........27
   Lack of Separate Representation.........................................28
   Affiliation of Selling Agent............................................28
THE OFFERING...............................................................28
   Plan of Distribution....................................................28
ALLOCATION OF ORGANIZATIONAL
  AND OFFERING EXPENSES OF THE FUND........................................29

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TAX ALLOCATIONS............................................................30
DISTRIBUTIONS..............................................................31
INCOME TAX ASPECTS.........................................................32
   Fund Status.............................................................32
     Classification Of The Fund............................................32
     Publicly-Traded Status................................................32
   Federal Income Taxation of Partnerships and Investors Generally.........33
   Allocations Of Profit And Loss..........................................33
   Taxation Of Fund Operations.............................................34
   Limitations On Deduction of Fund Losses.................................34
     Adjusted Basis........................................................34
     Passive Losses........................................................35
     Capital Losses........................................................35
     Non-Trade Or Business Expenses........................................35
     Fund A Trade Or Business..............................................35
     Investment Interest Expenses..........................................35
   Sale Of An Interest In The Fund.........................................36
   Fund Organizational And Syndication Expenditures........................36
   Management Fee..........................................................36
   Alternative Minimum Tax.................................................36
   Miscellaneous Provisions................................................37
     Interest And Penalties................................................37
     Fund Audit Rules......................................................37
Possible Changes In Federal Income Tax Laws................................37
     Tax Treatment Of Foreign Investors....................................37
     State Law Considerations..............................................37
ERISA CONSIDERATIONS.......................................................38
RESTRICTIONS ON TRANSFER...................................................39
INVESTMENT COMPANY ACT REGULATION..........................................39
SUMMARY OF OPERATING AGREEMENT.............................................41
   Term And Dissolution....................................................42
   Capital Accounts; Return Of Capital.....................................41
   Voting Rights...........................................................42
   Meetings................................................................42
   Liabilities of Investors................................................42
   Rights, Power And Duties Of The Managers................................42
   Indemnification and Limitations on Liability............................43
   Withdrawal or Removal Of A Manager......................................43
   Substituted Investors; Assignees........................................43
   Appointment Of The Fund's Officers As Attorneys-In-Fact.................43
REPORTS TO INVESTORS.......................................................44
SALES MATERIALS............................................................44
   Sales Material May Be Used in Connection with this
     Offering Only When Accompanied or Preceded by the Delivery of this
       Prospectus..........................................................44
   The Offering is Made Only by Means of this Prospectus...................44
LEGAL PROCEEDINGS..........................................................45
LEGAL OPINION..............................................................45
INDEPENDENT ACCOUNTANT.....................................................45
INDEX TO FINANCIAL STATEMENTS..............................................F-1
EXHIBIT A - OPERATING AGREEMENT............................................A-1

                            SUMMARY OF FUND EXPENSES

      The following table illustrates the expenses and fees that the Fund expects to incur and that Investors can expect to bear. The table does not show how profits of the Fund are allocated among Members of the Fund.

Investor Transaction Expenses

      Sales charge (as a percentage of offering price)              7%

Annual Expenses   (as a percentage of aggregate adjusted capital
                  contributions which generally means aggregate Investors' capital contributions reduced by distributions to Investors)

      Management Fees  (including .25% in administrative fees, but not including the incentive fee payable to the Investment Manager after Members have received aggregate distributions equal to their initial capital
                       contributions)                               2.75%

      Other Expenses (estimated)                                    2.50%

      Total Annual Expenses                                         5.25%

      The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as an investor in the Fund. For a more complete description of the various costs and expenses, see "Management of the Fund." For purposes of the above table, "Other Expenses" are based upon estimated amounts for the current fiscal year.

EXAMPLE                        1 YEAR     3 YEARS    5 YEARS     10 YEARS
-------                        ------     -------    -------     --------

You would pay the following    $245       $455       $655        $1190
expenses on a $2,000
investment, assuming a 5%
annual return:(1)

      (1) Based on estimated amounts for the respective fiscal years. Annual expenses are calculated as a percentage of aggregate adjusted capital contributions which for purposes of the above example are assumed to be constant at $25,000,000. Therefore, the assumed return of 5% does not impact the calculation of expenses set forth above. The $7 sales charge per Unit payable by the Fund to CJM Planning or other brokers is reflected in the above example. Incentive fee expenses, which are payable only after Members have received aggregate distributions equal to their initial capital contributions, are not included in the above example.

THE EXAMPLE DOES NOT PRESENT ACTUAL EXPENSES AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

                               PROSPECTUS SUMMARY

      This summary highlights important information about the Fund. It is not intended to be complete and should be read with the more detailed information contained in this Prospectus and its exhibits. Investors in the Fund are sometimes referred to in this Prospectus as "Investors."

                               THE FUND (Page 18)

      The Oxbow Fund, LLC (the "Fund") is a newly-formed New Jersey limited liability company, which will operate as a non-diversified, closed-end management investment company. We have also elected to be regulated as a "Business Development Company" under the Investment Company Act which means that we are required to make certain types of investments and that we must offer "significant managerial assistance" to many of the companies in which we invest. The Fund will continue in existence until March 31, 2010. However, the Directors of the Fund have the right to continue the Fund's existence for up to two additional two year periods. The Fund has been organized to provide Investors with the opportunity to participate in venture capital investments that are generally not available to the public and that typically require substantially larger financial commitments.

                                 RISKS (Page 6)

      There are substantial risks in this investment. These risks include the following:

      o That you will not be able to participate in investment decisions made by the Fund.

      o That the investment will not be publicly tradable and will be subject to restrictions on transfer.

      o  That substantial fees will be paid by the Fund to the Investment
         Manager.

      o That, as of the date of this Prospectus, accrued organizational and offering expenses of the Fund exceed Fund assets and the Fund may not realize sufficient proceeds from this offering to pay such expenses.

      o That the Investment Manager and certain Directors may encounter conflicts of interest in the performance of their duties.

      o That the Investment Manager and its key personnel have no prior experience in operating or managing a fund similar to this Fund.

      o That this offering does not require a minimum total investment and will close irrespective of the total amount received from you and other Investors.

      o That the investments made by the Fund involve a high degree of risk that can result in substantial losses.

      o That the investments made by the Fund may be in companies in an early-stage of development with little or no operating results and in companies in rapidly changing high-technology fields.

      o That the investments made by the Fund may be in high risk real estate holdings, non-investment grade corporate debt or the securities of companies facing financial difficulties, reorganization or restructuring.

      o That the investments made by the Fund may take a long time to mature and may be in restricted securities, which are illiquid.


             INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES (Page 19)

      Our investment objective is to seek long-term capital appreciation. To achieve this objective we will invest the Fund's assets primarily in equity securities of private U.S. companies seeking capital for start-up operations, business expansion, product development and/or strategic acquisition opportunities. We may invest in companies of any size, but generally expect to invest in small to medium-sized companies with annual revenues or projected annual revenues in the $2 million to $100 million range. We may also acquire the assets of companies, invest in commercial real estate and invest in the equity, debt or assets of companies of any size which are facing financial difficulties, reorganizing or seeking capital for debt or equity restructuring. We will not limit the amount of any particular investment made by the Fund. Generating current income for distribution to Investors will not be a factor in the selection of investments. We cannot assure you that we will be able to achieve the objective described above. The Fund is not a "tax shelter" and is not intended to shelter your taxable income from other sources. See "Investment Objective and Principal Strategies."

                             THE OFFERING (Page 28)

      We are offering 250,000 Units in an aggregate amount of up to $25,000,000. The minimum investment is 20 Units ($2,000). For each Unit of $100 sold by CJM Planning or another broker, the Fund will pay a sales charge equal to $7 per Unit. No Units will be sold below the Fund's net asset value. You may only purchase Units if you have reviewed the suitability considerations contained in this offering and acknowledged that you meet or exceed such suitability standards. See "Who May Invest." There will be no minimum offering. If the Fund is unable to sell the full 250,000 Units, the Fund will have less diversification than the Investment Manager presently anticipates.

      The offering will terminate at the discretion of the Fund's Board of Directors, but in no event later than August 31, 2001.

                               THE UNITS (Page 28)

            Each Unit represents a $100 equity investment in the Fund. The $7 sales charge per Unit (other than the Investment Manager's Units) and other offering costs of the Fund will be paid by the Fund from the gross proceeds of the offering but will not reduce the amount of your equity investment in, or initial capital contribution to, the Fund. Unlike profits and losses of a corporation which are taxed at the corporate level, the Fund has been structured, similar to a partnership, so that profits, gains, losses and deductions of the Fund may be passed through to Investors for income tax purposes. A person or entity who purchases Units in this offering will become a "Member" in the Fund and is sometimes referred to in this Prospectus as an "Investor."

                        INVESTMENTS BY THE FUND (Page 18)

      The Fund has not made and did not own any investments as of the date this Prospectus was written.

                     INVESTMENT MANAGER; FEES (Page 21; 25)

      This investment program will be managed by C.J.M. Asset Management, LLC ("CJM Asset Management" or the "Investment Manager"). The Investment Manager will be responsible for finding, evaluating, structuring, monitoring and liquidating the Fund's investments. The Investment Manager, as a Member of the Fund, will participate pro rata with the other Members, in certain profits, losses, and distributions of the Fund. The Fund will reimburse the Investment Manager for actual costs incurred on behalf of the Fund and will pay the Investment Manager an annual management fee equal to 2.5% of the Investors' total "adjusted capital contributions." The management fee will be payable quarterly in arrears. Additionally, after the Members (including the Investment Manager) have received aggregate distributions from the Fund equal to the amount of their initial investments in the Fund, the Fund will pay the Investment Manager an "incentive fee." The incentive fee will become payable commencing with the fiscal year of the Fund during which Members have received such distributions equal to their initial investments and for each fiscal year thereafter. The amount of the fee will equal twenty (20%) percent of the taxable income of the Fund during the relevant fiscal year (calculated without giving effect to payment of the incentive fee) less unrealized capital depreciation for the year. See "Compensation of the Investment Manager, its Affiliates, and the Directors." The individuals responsible for making investment decisions for the Fund on behalf of the Investment Manager are Daniel D. Dyer, S. Charles Musumeci, Jr. and Joseph C. Musumeci. The background and experience of each of these individuals is more fully described in "Management of the Fund."

                             CO-INVESTMENT (Page 26)

      The Investment Manager expects that the Fund may invest in companies in which other venture capital funds managed by the Investment Manager, Directors of the Fund or affiliates thereof may also invest. Such investments can be made without your approval. However, such investments may require the approval of a majority of the Independent Directors (as defined below) of the Fund or an exemption from the Securities and Exchange Commission. There can be no assurance that such exemptive order will be issued by the SEC.

                         CONFLICTS OF INTEREST (Page 26)

      The Investment Manager and certain Directors are subject to various conflicts of interest arising out of their relationship with the Fund. See "Conflicts of Interest".

                  DIRECTORS AND OFFICERS OF THE FUND (Page 21)

      The Fund will be managed and supervised by a Board of Directors, initially seven in number, four of whom will not be "interested persons" of the Fund or its affiliates as that term is defined in the Investment Company Act (herein, the "Independent Directors") and three of whom will be affiliated with the Investment Manager (herein, the "Affiliated Directors"). The Board has engaged the Investment Manager to provide investment advice to, and day-to-day management of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board. The Fund will have three officers who will each be compensated at the rate of $150,000 per year by the Fund. Daniel D. Dyer will serve as Chairman and Chief Executive Officer; S. Charles Musumeci, Jr. will serve as President and Chief Operating Officer; and Joseph C. Musumeci will serve as Executive Vice President and Chief Financial Officer. The Investment Manager will report to the Officers and Directors of the Fund.

                           CAPITAL ACCOUNTS (Page 41)

      If you invest in this offering, the amount of your investment will be your "capital contribution" to the Fund. The $7 sales charge per Unit (other than the Investment Manager's Units) and other offering costs payable by the Fund will not reduce the amount of your initial capital contribution to the Fund. Investors will generally have an interest in the Fund in proportion to their capital contributions. If you invest in this offering, you will have an initial capital account in the Fund equal to the amount of your capital contribution. Thereafter, your capital account will be increased by your distributive share of profits of the Fund and decreased by (i) actual distributions by the Fund of cash or property to you, (ii) your distributive share of losses of the Fund and (iii) any other adjustments required under the Internal Revenue Code of 1986, as amended (the "Code").

                            TAX ALLOCATIONS (Page 30)

      In general, profits, losses and Fund operating expenses will be allocated for tax and accounting purposes to the Members pro rata according to their percentage ownership of Units. For further discussion, including an example of how profits and losses are allocated among Investors, see "Tax Allocations."

                             DISTRIBUTIONS (Page 31)

      Prior to liquidation of the Fund, the Board of Directors of the Fund will determine, in its sole discretion, the amount and timing of any distributions to Investors of cash or other property. The business objective of the Fund, in general, is to seek long-term capital appreciation. Accordingly, it is unlikely that any distributions of proceeds from the Fund will be made in the first three years of the Fund's operation. Distributions of cash and/or property by the Fund (not including the distribution of cash or property to the Investment Manager representing the Investment Manager's incentive fee) will be made to the Members (including the Investment Manager) pro rata in accordance with their percentage ownership of Units.

      As soon as possible after the date of the Fund's dissolution, the Members will receive a liquidating distribution of the remaining assets of the Fund which shall be made pro rata in accordance with their positive capital account balances. The Fund may distribute securities in-kind and will seek an exemptive order under Section 206A of the Investment Advisers Act of 1940 exempting the Fund from Section 205(a)(1) of the Act if such exemptive order is required prior to making in-kind distributions. For further discussion, including an example of distributions by the Fund, see "Distributions."

                           NO TRADING MARKET (Page 7)

      Units will not be listed on any securities exchange and will not be publicly traded. Additionally, the Fund is not required to redeem or purchase your Units and the Fund's Operating Agreement contains restrictions on your ability to transfer Units.

                         LEGAL AND TAX STATUS (Page 32)

      The Fund has been formed as a limited liability company and as such is governed by its Operating Agreement, which defines many of the rights and responsibilities of the Directors, Investment Manager and Investors. The Fund should be treated as a partnership for federal income tax purposes and the Directors do not intend to elect otherwise. However, the Fund will not seek a ruling from the Internal Revenue Service concerning any tax matters, including whether the Fund will be treated as a partnership for federal income tax purposes. For further discussion of tax aspects of an investment in the Fund, see "Income Tax Aspects."

                                  RISK FACTORS

THERE ARE SUBSTANTIAL RISKS IN THIS INVESTMENT. YOU SHOULD READ ALL SECTIONS OF THIS PROSPECTUS AND CONSULT WITH YOUR FINANCIAL, TAX AND LEGAL ADVISORS REGARDING THE RISKS OF AN INVESTMENT IN THE FUND.

GENERAL RISKS

      Newly Organized Fund.

      We are a newly-organized investment company with no previous operating history. We may not succeed in meeting our objectives, and the Fund's investments may decrease substantially or result in total losses. You should purchase Units only if you can afford a complete loss of your investment.

      Newly Formed Investment Manager.

      CJM Asset Management, the Fund's Investment Manager, is a newly-organized company with no previous operating history upon which an evaluation of its prospects can be based. Although key personnel of the Investment Manager have experience in the investment industry, none of them has ever operated or managed a fund similar to this Fund.

      The Fund May Not Raise Sufficient Capital To Operate
      And You May Lose Your Entire Investment.

      The Fund anticipates substantial organizational and initial offering expenses. As of the date of this Prospectus, the Fund has accrued organizational and offering expenses which exceed the amount of its assets and accordingly has an initial negative net worth. Because this offering is not subject to any minimum amount of aggregate investments, it is possible that the Fund may not attract sufficient capital to offset these initial expenses. If the Fund does not raise enough capital to cover its initial expenses, it may not be able to commence investment operations or continue in operation and you could lose your entire investment. Even if the Fund attracts aggregate investments in excess of the amount of accrued expenses, at lower funding levels, the Fund's expenses may constitute a considerably higher percentage of total funding which may adversely affect the return, if any, on your investment in the Units. There can be no assurance that the Fund will ever achieve a positive net worth or become profitable.

      You Will Be Relying On The Investment Manager To Make Investments And Might Not Like The Investments Selected.

      You will not be able to evaluate any investments before they are made by the Fund. You will not have the right to a return of your investment if you do not like the investments made. The Fund is retaining the Investment Manager and will rely on it and its representatives to find investments for the Fund. The Fund has made no investments as of the date of this Prospectus. Therefore, prospective investors will not have an opportunity to evaluate specific investments made, or to be made, by the Fund prior to making an investment in the Fund.

      You Will Have Little Control Over Operations.

      Except for limited voting rights with respect to certain matters related to the business of the Fund that the Investment Company Act requires to be approved by the Fund's Investors, you will have no control over the Fund's management and must rely exclusively on the Directors the Officers and the Investment Manager. They may take actions with which you disagree.

      You May Not Receive Adequate Distributions To Pay Your Taxes.

      The Board has absolute discretion in the amount and timing of any distributions to Investors, but personal income tax liability of the Investors depends on the taxable income of the Fund, regardless of whether distributions are made. If the Fund has taxable income, you will be deemed to receive a portion of such income for personal income tax purposes, whether or not such income is distributed to you. Accordingly, you may not receive distributions from the Fund sufficient to pay taxes on your allocable share of profits. See "Tax Allocations" and "Distributions."

      Whether The Fund Is Profitable Or Not, Substantial Fees Will Be Paid To The Investment Manager For Its Services.

      The Investment Manager will receive annual management fees and administrative fees from the Fund equal to 2.50% and .25%, respectively, of aggregate adjusted capital contributions whether or not the Fund operates profitably.

      There Will Not Be A Market For Your Units And There Will Be Restrictions Placed On Their Transfer.

      Units will not be publicly traded and the Fund will be under no obligation to redeem or repurchase Units. In addition, to avoid being taxed as a corporation, the Fund has placed significant restrictions on the transfer of Units. This means that you will be required to receive approval from the Board or at least two of the Fund's Officers before reselling or transferring Units. The Board and the Officers are required to refuse to consent to a transfer when it would adversely affect the status of the Fund as a partnership for income tax purposes. Because of these requirements, you may not be permitted to sell or transfer your Units, and any sale, if permitted, will likely be at a substantial discount from the original purchase price of the Units. Investment in the Fund should be made only as a long-term investment.

      You Will Not Have The Right To Receive Distributions Prior To The Termination Of The Fund.

      The Fund is not required to dissolve until March 31, 2010 and may be extended beyond that date by the Directors without Investor approval. Distributions of cash or property before that time will only be made if approved by the Board in its sole discretion.

      The Fund May Not Be Able To Diversify Its Investments And Accomplish Its Investment Objectives.

      The Fund will begin investment operations immediately. We expect the average investment by the Fund to be between $1,000,000 and $5,626,750. That means that initially we expect to invest in 4 to 22 portfolio companies. If the Fund invests in a smaller number of companies, it will have less diversification and will be more likely to be adversely affected by a single investment. Additionally, this offering is not subject to any minimum amount of aggregate investments made by Investors. The number of investments, portfolio balance and potential profitability of the Fund will be affected by the amount of funds at its disposal. At a lower funding level, the Fund will have less diversification and its investment return might be adversely affected by a single investment decision. Moreover, at lower funding levels, the Fund's expenses may constitute a considerably higher percentage of total funding.

      The Fund Is Not Providing You With Separate Legal Or Accounting Representation.

      The Fund, its Investors and the Investment Managers are not represented by separate counsel. Although counsel has given an opinion that there is legal authority to issue the Units, the legal counsel and accountants for the Fund have not been retained, and will not be available, to provide other legal counsel or tax advice to you. Additionally, since counsel for the Fund is also counsel to the Investment Manager, such counsel may be required to withdraw from representing the Fund, the Investment Manager, or both, should a conflict of interest arise which cannot be resolved.

      Distributions In The Early Stages May Be A Return Of Capital.

      Some or all of the cash or property you receive in distributions may represent a return of capital, which will reduce the size of your capital account.

      The Fund's Venture Capital Investments Are Risky.

      We will be making venture capital investments with money held by the Fund. Although venture capital investments offer the opportunity for significant gains, each investment involves a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investing in companies in an early-stage of development or with little or no operating results and companies with the need for substantial additional capital to support expansion or to achieve or maintain a competitive position. Such companies may face marketing, personnel and management problems, which are more acute than established companies with historic operations. Intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel is also a risk with which such companies must contend. Additionally, the Fund's investments in early stage companies may be diluted by later stage investments from other parties, including persons affiliated with the Investment Manager and the Fund's Directors.

      Our success, if any, will depend upon the success of the companies in which we invest. The success of such companies in turn depends upon the abilities of their management and personnel. We may make significant equity investments in companies in rapidly changing high-technology fields; such companies may face special risks of product obsolescence and may encounter intense competition from other companies. Another major risk of investments in technology companies is the potential inability of the company to commercialize its technology or product concept with the resources it has available. The ultimate success of such companies will depend to a large extent on their ability to continue to create new products and improve existing ones. There can be no assurance that the development efforts of any company in which we invest will be successful.

      The Fund May Need To Invest Additional Capital.

      We expect that many of the companies in which the Fund invests will require additional financing to satisfy their working capital requirements. The amount of additional financing needed will depend upon the maturity and objectives of the particular company. If the funds provided are not sufficient, a company may have to raise additional capital at a price unfavorable to the existing investors, including the Fund. The availability of capital is generally a function of capital market conditions that are beyond the control of the Fund or any company in which the Fund may invest. There can be no assurance that we or the companies in which we invest will be able to predict accurately the future capital requirements necessary for success or that additional funds will be available from any source.

      Investments Made By The Fund May Take A Long Time To Mature.

      We intend to invest funds available for equity investments as rapidly as is consistent with the investment objectives of the Fund. Venture capital investments typically take from four to eight years from the date of initial investment to reach a state of maturity at which liquidation can be considered. Additionally, the other types of investments which may be made by the Fund are not expected to reach maturity prior to at least three years following the initial date of investment. In light of the foregoing, it is unlikely that any significant distributions of the proceeds from the liquidation of investments made by the Fund will be made until the later years of the Fund.

      Investments Made By The Fund Will Be Illiquid.

      We may invest a substantial portion of Fund assets in restricted securities and other investments, which are illiquid. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Restricted and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Investment Manager or at prices approximating the value at which the Fund is carrying the securities on its books.

      Other practical limitations may inhibit the Fund's ability to sell or distribute securities purchased by the Fund. For example, the Fund may own a relatively large percentage of the company's outstanding securities, and customers, other investors, financial institutions, or management may be relying on the Fund's continued investment. In such a situation, the Fund may not be able to sell the company's securities at the time desired by the Investment Manager or at prices equivalent to the Fund's cost in acquiring such securities. Sales of securities purchased by the Fund may also be limited by the overall condition of relevant markets.

      The Fund may encounter substantial difficulties in liquidating its investments in securities subject to such restrictions and limitations and may be required to sell such securities at a substantial discount.

      Need For Follow-On Investment.

      Following its initial investment in certain companies, the Fund may be called upon to provide additional funds to, or have the opportunity to increase its investment in, such companies in order to make the investment potentially profitable. See "Business of the Fund." Although we may maintain reserves and may borrow to make follow-on equity investments, there is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient funds to make such investments. If the Fund is unwilling or unable to make a follow-on equity investment, the negative impact on a company in need of such investment may be substantial and could result in the failure of such a company and the loss of the Fund's initial investment. The Fund's failure to make a follow-on investment may also result in a significant reduction in the Fund's ownership percentage in a particular company or a missed opportunity for the Fund to increase its participation in a successful situation.

      The Fund May Invest In Commercial Real Estate Which is Risky.

      The Fund may invest up to 10% of Fund assets (calculated after conclusion of the offering) in commercial real estate or real estate development. As a result, an investment in the Units may be subject to the risks incident to the ownership and operation of commercial real estate, including uncertainty of cash flow to meet fixed obligations, adverse changes in local market conditions and neighborhoods, changes in interest rates, inability to collect rent due to bankruptcy or insolvency of tenants or otherwise, the need for unanticipated renovation, changes in real estate taxes and increases in other operating expenses. Real estate development generally involves significant risks in addition to the foregoing, including the risks that financing may not be available on favorable terms, that construction may not be completed on schedule, resulting in increased debt service expenses and construction costs, that long-term financing may not be available on completion of construction and that properties may not be leased on profitable terms. Real estate investments are often long term and may be illiquid.

Additionally, any real estate investment made by the Fund involves risks that, under various federal, state and local laws, ordinances and regulations, the Fund may be required to investigate and clean up certain hazardous or toxic substances released on or in properties it owns or operates, and it also may be required to pay other costs relating to hazardous or toxic substances. This liability may be imposed without regard to whether the Fund knew about the release of these types of substances or was responsible for their release. These costs or liabilities could exceed the value of the affected real estate.

      The Fund May Invest In High Risk Corporate Debt Securities.

      The Fund may invest up to 10% of Fund assets (calculated after conclusion of the offering) in corporate debt securities offering the potential for long-term capital appreciation. These investments may be in non-investment grade debt securities, including convertible debt securities, which are considered by rating agencies such as Standard & Poor's or Moody's Investors Service, Inc. to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Such non-investment grade securities may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for non-investment grade securities may be thinner and less liquid than for higher grade securities.

      The Fund May Invest In Companies Facing
      Financial Difficulties, Reorganizing or Restructuring.

      The Fund may invest up to 10% of Fund assets (calculated after conclusion of the offering) in companies with financial difficulties, including companies in default on current obligations, companies that do not have sufficient capital to fund current operations, companies that have filed for protection under the federal bankruptcy laws or companies that have had involuntary bankruptcy petitions filed against them by creditors. The capital structure of such companies may include both junior and senior debt and equity securities. Senior debt securities typically have the most senior claim on a company's assets and junior subordinated debt and common stock the most junior claim. Although senior debt usually has the most senior position in a company's capital structure and may be secured by specific collateral, the Fund's investments in these companies will typically be in debt securities, which are below investment grade and have speculative characteristics. In addition to the speculative nature of the debt securities involved, investments in companies that undertake financial recapitalization or restructuring transactions involve the risk, among others, that the transaction may not resolve the financial or operational conditions that led to the recapitalization or restructuring.

      Substantial Initial Losses.

      It is anticipated that most of the capitalization of the Fund will be expended or committed prior to the receipt, if any, of realized gains by the Fund. The Investment Manager anticipates that the Fund and a number of companies in which the Fund may invest will sustain substantial losses in the initial three or four years of operation. It is possible that these losses may never be recovered. There can be no assurance that the Fund will ever be profitable.

      Dependence On Management.

      The Fund will be supervised by the Directors and the Fund's investments will be managed by the Fund's Investment Manager - CJM Asset Management. The death or resignation of any of the Directors or any of the key personnel of the Investment Manager responsible for making investment decisions for the Fund could have a material adverse affect on the Fund. The Fund will not carry insurance on the lives of any such individuals.

      Competition For Investments.

      We expect to encounter competition from other entities having similar investment objectives (including others that are affiliated with the Investment Manager). These competitors may include venture capital funds, venture capital affiliates of large industrial and financial companies, small business investment companies, and wealthy individuals. Additional competition is anticipated from foreign investors and from large industrial and financial companies investing directly rather than through venture capital affiliates. Many of the Fund's competitors are subject to regulatory requirements substantially different from those to which the Fund is subject, and, as a consequence, they may have a competitive advantage to the extent that the regulations under which the Fund operates restrict its ability to take certain actions.

      Borrowings By The Fund May Exaggerate Losses And Limit the Amount Of Assets Available For Distribution.

      The Fund may borrow money (but not in excess of 50% of Investors' aggregate capital contributions) to accommodate cash flow requirements or to make additional follow-on investments. In connection with borrowings by the Fund, the Fund may pledge Fund assets as collateral. Although you will not be personally liable for Fund borrowings or guarantees beyond the amount of your capital contribution, any borrowings would have to be repaid out of Fund assets, which would reduce the cash available for distribution to you and could result in taxable income to you without receiving cash distributions from the Fund. The use of borrowed funds to make investments is known as "leverage" since it can exaggerate increases or decreases in the Fund's net asset value as contrasted to the value of its total assets. In addition, the terms of any borrowing by the Fund may contain provisions, which limit certain activities of the Fund, including distributions to Members.

      The Fund May Be Liable To Companies In Which The Fund Invests.

      The Fund will participate actively in the management of many companies in which the Fund invests, at times having representatives serve as a member of a company's board of directors. Consequently, the Fund may be subject to liability from lawsuits against its representatives and the Fund's assets may be exposed to satisfy claims.

      Liabilities of Investors.

      You will not be liable for any obligations of the Fund in excess of your capital contribution; except that an Investor who receives a distribution from the Fund will be liable to the Fund for the amount of such distribution if, after such distribution, the outstanding liabilities of the Fund (other than liabilities to Investors on account of their interests in the Fund and liabilities of the Fund for which the recourse of creditors of the Fund is limited to specific property of the Fund) exceed the fair value of the Fund's assets (excluding the fair value of Fund property to the extent of the amount of debt it secures) and the Investor had knowledge of that fact at the time of the distribution.

      Conflicts of Interest.

      The Investment Manager and certain Directors of the Fund are subject to various conflicts of interest in managing the investments of the Fund. Key personnel of the Investment Manager who also serve as Directors of the Fund have organized and currently operate entities engaged in business similar to that of the Fund. Such entities may fund companies similar to the companies in which the Fund may invest. Additionally, the Fund may co-invest in companies with other investment funds managed by certain Directors of the Fund and may participate in follow-on investments in such companies, subject to a majority vote of the Independent Directors and, if necessary, an exemptive order from the SEC. See "Investment Company Act Regulation." None of the Officers or personnel of the Investment Manager or its affiliates will devote their entire time to the Fund or its investments.

      Regulation.

      The Fund has elected to be regulated as a business development company (or "BDC") under the Investment Company Act, which imposes numerous restrictions on the activities of the Fund, including restrictions on the nature of its investments, its use of leverage, and its issuance of securities, options, warrants, or rights. Among the restrictions is the requirement that a majority of the Directors be individuals who are not "Interested Persons" of the Fund as defined in the Investment Company Act and that the Fund generally must invest at least 70% of its assets in securities of nonpublic companies or shares of public companies which shares are not eligible for margin loans under the rules of the Federal Reserve Board. In addition, a BDC must make significant managerial assistance available to the companies whose securities it purchases, though it is not required to do so in all cases. Although the Directors and Investment Manager believe that the constraints applicable to business development companies are consistent with the objectives of the Fund, such constraints could prohibit the Fund from investing in some potentially attractive situations that might otherwise be available if such an investment would not disqualify the Fund from its status as a BDC. See "Investment Company Act Regulation."

      In the event the Directors determine that the Fund cannot operate effectively as a BDC under the Investment Company Act, it may at some future date decide to withdraw the Fund's election as a BDC and transform the Fund into an operating company not subject to regulation under the Investment Company Act or cause the Fund to liquidate. These changes may not be effected without the approval of Investors holding a majority of outstanding Units in accordance with the Investment Company Act.

      If the Directors, with the Investors' approval, decide to withdraw the Fund's election as a BDC, the Fund may nonetheless fall within the definition of an "investment company" and, therefore, be required to register as an investment company subject to regulation under the Investment Company Act.

                            GENERAL INCOME TAX RISKS

      The Fund is organized as a limited liability company, and as such should be treated as a partnership for federal tax purposes. The Directors do not believe that the Fund will be treated as a publicly-traded partnership taxable as a corporation. If the Fund were classified as a publicly-traded partnership taxable as a corporation rather than as a partnership for purposes of federal income tax law, the Fund would be required to pay income tax at corporate tax rates on its net income, Investors would be prevented from deducting their allocable share of losses, and any distributions to Investors would be taxed to Investors as dividend income to the extent of earnings and profits of the Fund.

      Other potential tax risks to Investors include the following: (i) the allocation of Fund items of income, gain, loss, and deduction may not be respected for federal income tax purposes; (ii) all or a portion of the Fund's expenses could be considered either investment expenses (which would be deductible by an Investor only to the extent the aggregate of such expenses exceeded 2% of such Investor's adjusted gross income) or as nondeductible items that must be capitalized; (iii) all or a substantial portion of the Fund income could be deemed to constitute unrelated business taxable income, such that tax-exempt Investors could be subject to tax on their respective portions of such income; (iv) a portion of the losses, if any, allocated to the Investors could be "passive losses" and thus deductible by the Investor only to the extent of passive income; and (v) the Investors could have capital losses in excess of the amount that is allowable as a deduction in a particular year. The Fund has not sought and will not seek a ruling from the Internal Revenue Service as to any tax matters, including whether the Fund will be treated as a publicly-traded partnership.

      Operation Of The Fund Could Affect The Propriety Of Allocations And Cause Additional Tax And Penalties.

      Subject to any applicable limitations under the Internal Revenue Code on the deductibility of losses or certain expenses, you should be entitled to deduct your allocated share of any tax losses and will report your allocated share of income and gain on your personal income tax return. Whether such allocations will be honored by the Internal Revenue Service depends on a number of facts related to the future operation of the Fund. If these allocations were not honored by the Internal Revenue Service, a change in the tax treatment or treatment of your distributive share of income, gain, loss and deduction from the Fund could occur and on audit, each Investor could be forced to pay taxes or penalties, or both.

      The Resale Of Investments Could Cause Gains To Be Taxed As Ordinary
Income.

      If the Fund is characterized as a "dealer" in securities when equity or other securities purchased by the Fund are sold, gain or loss on such sales will be considered ordinary income or loss. The character of the Fund as a dealer is a factual determination dependent on future events and the timing of purchases and sales, and thus there can be no certainty as to the character of such gain or loss. Because ordinary income is, in most cases, taxed at higher rates than capital gain, characterization of the Fund as a dealer could cause an increase in taxes payable by you.

      Incorrect Allocation Of Expenses Among Start-Up, Organization And Syndication Costs Could Cause More Taxable Income.

      The Fund will allocate expenses during the early stages of the Fund's operations to start-up, organization, syndication and acquisition expenses for purposes of the deduction or capitalization of such expenses. The allocation of such expenses will be made as costs are incurred. If the Internal Revenue Service determines that the allocation of costs among the different categories of expenses are improper, the Fund could lose some deductions and Investors would recognize more income during the early stages of the Fund's operation.

      THE FOREGOING IS A SUMMARY OF CERTAIN SIGNIFICANT FEDERAL INCOME TAX RISKS RELATING TO AN INVESTMENT IN THE FUND. THIS SUMMARY SHOULD NOT BE INTERPRETED AS A REPRESENTATION THAT THE MATTERS REFERRED TO HEREIN ARE THE ONLY TAX RISKS INVOLVED IN THIS INVESTMENT OR THAT THE MAGNITUDE OF SUCH RISKS IS NECESSARILY EQUAL. FOR A MORE DETAILED DISCUSSION OF THESE AND OTHER FEDERAL INCOME TAX RISKS OF AN INVESTMENT IN THE FUND, SEE "INCOME TAX ASPECTS."

      AN ERISA INVESTMENT IN THE FUND MAY NOT BE APPROPRIATE FOR INVESTORS SUBJECT TO ERISA. SUCH INVESTORS SHOULD CONSULT WITH THEIR FINANCIAL, TAX AND LEGAL ADVISORS REGARDING AN INVESTMENT IN THE FUND.

                                 WHO MAY INVEST

      Units may be an appropriate investment for you if you want to place a small portion of your portfolio in an aggressive potential growth investment that further diversifies your holdings. Investment in the Fund entails significant risks and is appropriate only if you have no need for liquidity of your investment for a number of years and if you can bear the financial risk of losing your entire investment.

      To purchase Units, you must be able to represent in writing that you have:

      (i) a net worth (exclusive of home, furnishings, and automobiles and any liabilities secured by those assets) of at least $60,000 and expect to have annual gross income from any source of at least $25,000; or

      (ii) have a net worth (as computed above) of at least $150,000. You may invest no more than 10% of your net worth in the Fund.

      If you are purchasing through a trust, IRA or other fiduciary account, these standards must be met by the beneficiary, the trust or other fiduciary account itself, or by the trust donor or grantor if they are a fiduciary and directly or indirectly supply the funds for the purchase.

      You will be required to purchase a minimum of 20 Units ($2,000). An investment in the Fund will not create an IRA or other tax-qualified plan for any investor.

      Investment firms that participate in the distribution of this offering and solicit orders for Units are required to make every reasonable effort to determine that the purchase is appropriate for each investor. In addition to net worth and income standards, the investment firms are required to determine:

      o whether you can reasonably benefit from an investment in the Units based on your investment objectives and financial position,

      o     your ability to bear the risk of the investment, and

      o     your understanding of the risks of the investment.

They must also determine whether you understand:

      o     the lack of liquidity of the Units,

      o     the restrictions on transferability of the Units,

      o     the background and qualifications of the managers of the Fund, and

      o     the tax consequences of your investment.

In addition to any other considerations, trustees and custodians of tax-qualified plans should consider the following when making an investment decision:

      o If the Fund borrows money to make an investment, some of its income may be unrelated business taxable income. A tax-qualified plan, although generally exempt from federal income tax, may be subject to some taxation if its unrelated business taxable income, after investment in the Fund, exceeds $1,000 in any taxable year.

      o ERISA establishes diversification requirements that should be considered. ERISA should also be considered in light of the nature of an investment in, and the compensation structure of, the investment and the potential lack of liquidity of the Units. The prudence of a particular investment must be determined by the responsible fiduciary taking into account all the facts and circumstances of the tax-qualified retirement plan and the investment.

AN INVESTMENT IN THE FUND IS NOT A SUITABLE INVESTMENT FOR ALL INVESTORS AND MAY NOT BE A SUITABLE INVESTMENT FOR YOU EVEN IF YOU QUALIFY TO PURCHASE UNITS.

BECAUSE IT IS POSSIBLE THAT THE FUND WILL GENERATE UNRELATED BUSINESS TAXABLE INCOME, IT MAY NOT BE AN APPROPRIATE INVESTMENT FOR TAX-EXEMPT INVESTORS OR CHARITABLE REMAINDER TRUSTS.

                                  HOW TO INVEST

      If you desire to purchase at least 20 Units ($2,000) you must complete, execute, and submit to The Oxbow Fund, LLC, the Subscription Agreement and the Operating Agreement Signature Page and Power of Attorney accompanying this Prospectus, along with your check made payable to "The Oxbow Fund, LLC". At any time during this offering, you may subscribe for one or more additional whole Units. Investors seeking to acquire additional Units after their initial subscription need not complete a second Subscription Agreement, but such Subscription Agreement must have an authorized signature of the Investor's Broker/Dealer. Payment methods and subscription procedures are described more fully in the Subscription Agreement.

      If you satisfy the requirements set forth in this Prospectus under the heading "Who May Invest," your subscription may be accepted and you may be admitted to the Fund as a Member based upon the determination of the Board or any two of the Fund's Officers. Your subscription payment will be returned promptly in full if your subscription is not accepted by the Fund. All information provided by you will be kept confidential and disclosed only to the Directors of the Fund and the Investment Manager and its affiliates, consultants, or service providers except as required by appropriate governmental, administrative, and regulatory authorities.

                                 CAPITALIZATION

      The capitalization of the Fund as of March 1, 2000, and after the issuance and sale of the maximum amount of Units being offered is as follows:


         Title of Class                     March 1, 2000      250,000 Units
         --------------                     -------------      -------------

Investment Manager's Capital                $100,000           $      100,000
Investors' Capital                                 0               24,900,000
Less:    Organizational and
         Offering Expenses Paid                    0               (  750,000)
         Sales Charges*                            0               (1,743,000)
                                            --------              -----------

Total Capital                               $100,000           $   22,507,000
                                            ========           ==============


* No sales charge on Investment Manager's $100,000 investment.


                            ESTIMATED USE OF PROCEEDS

      The Fund expects that there will be approximately $22,507,000 available for investment if the full $25,000,000 is raised, although no assurance can be given that such maximum amount will be raised. The following table estimates the use of proceeds from the sale of Units. Some of the items below cannot be precisely calculated and could vary materially from the amounts shown.

                                                      Maximum
                                                  (250,000 Units)
                                                   -------------
                                          Dollars               Percent
                                          -------               -------

Gross Offering Proceeds.                  $25,000,000            100.00%

Less Offering Expenses
      Sales charge                        $(1,743,000)*            7.00%
      Organizational and
         other offering expenses
         not to finance sales             $  (750,000)             3.00%

Amount Available for
   Investment (net proceeds)              $22,507,000             90.00%

Working Capital Reserve.                  $( 1,500,000)            6.00%
                                          -------------        ---------

CASH AVAILABLE FOR INVESTMENT             $21,007,000             84.00%
                                          ===========           ========

* No sales charge on Investment Manager's $100,000 investment.

      The amount available for investments by the Fund will not, in any event, be less than 84% of gross offering proceeds assuming the full $25,000,000 is raised. The proceeds of the offering will be used only for the purposes set forth above. We will invest the Fund's assets primarily in equity securities of private U.S. companies seeking capital for start-up operations, business expansion, product development and/or strategic acquisition opportunities. We may invest in companies of any size, but generally expect to invest in small to medium-sized companies with annual revenues or projected annual revenues in the $2 million to $100 million range. We may also acquire the assets of companies, invest in commercial real estate and invest in the equity, debt or assets of companies of any size which are facing financial difficulties, reorganizing or seeking capital for debt or equity restructuring. We do not expect to concentrate the Fund's investment in any particular industry or geographic region and will not limit the amount of any particular investment made by the Fund.

      The Fund will continue to offer and sell Units until August 31, 2001 unless this offering is fully subscribed earlier or terminated earlier at the discretion of the Fund's Board of Directors. It will not commit itself to invest more money during that period than it has raised through the sale of Units. Accordingly, if the offering is fully subscribed, the Investment Manager believes that the Fund will have adequate capital to fund its operations for approximately the first 15 months of operation.

      Because the Fund's investments will be in private companies, it may take the Fund longer to fully invest the proceeds of the offering than would be the case if the Fund invested in the publicly traded securities of established companies. The Fund expects to fully invest the proceeds of the offering within 24 months of the date of this Prospectus. This lengthy investment period reflects the fact that the Fund plans to spend considerable time researching prospective investments and identifying investment opportunities.

                              BUSINESS OF THE FUND

      We are a non-diversified, closed-end business development company, organized on September 15, 1999 as a New Jersey limited liability company. We are primarily in the business of venture capital, although we may make other types of investments. Generally, the business of venture capital is providing growth capital to emerging growth companies and actively helping to build those companies. In the past twenty years, venture capital has become a multibillion dollar industry that is recognized as a significant source of the country's recent economic growth. The principal reasons for this dramatic growth have been
(i) the venture capital industry's investment rate of return and (ii) the industry's ability to demonstrate that the high risks of loss inherent in investing in unproven companies can be significantly mitigated through investing in a number of companies in a diversified portfolio, and through active professional management of the investments in the individual companies. Historical industry performance is not an indication of future industry performance or of the Fund's performance. See "Investment Objective and Principal Strategies" below.

      Although the Investment Manager intends to utilize many of the risk management and investment strategies common to the industry, there can be no assurance that the Investment Manager will be successful in implementing such strategies. If the Investment Manager is unable to diversify the Fund's investments, the Fund will be more likely to be adversely affected by a single investment.

                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Long-Term Capital Appreciation.

      Our investment objective is to seek long-term capital appreciation. Income is not an objective. There can be no assurance that the Fund will achieve its investment objective.

Types of Investments by the Fund.

      To achieve our objective, we will invest the Fund's assets primarily in equity securities of private U.S. companies seeking capital for start-up operations, business expansion, product development and/or strategic acquisition opportunities. We may invest in companies of any size, but generally expect to invest in small to medium-sized companies with annual revenues or projected annual revenues in the $2 million to $100 million range. However, we may invest in companies with zero or negative revenues, or in companies that have positive revenues but negative profits. We may also use up to 10%, in each case, of Fund assets (calculated at the conclusion of the offering) to invest in commercial real estate, corporate debt securities or the equity, debt or assets of companies of any size which are reorganizing, seeking capital for debt or equity restructuring or facing financial difficulties, including companies in default on current obligations or with insufficient capital to fund current operations. We will invest at least 70% of the Fund's assets in eligible portfolio companies. The remaining 30% of Fund assets, if not otherwise invested, will be temporarily invested in short-term government securities or insured deposits and reserved for follow-up investments in portfolio companies.

      We do not expect to concentrate the Fund's investments in any particular industry or geographic region. However, we may concentrate the Fund's investments in a particular industry or geographic region in order to take advantage of favorable economic conditions or trends in such an industry or area. If we elect to concentrate the Fund's investments in a certain industry or geographic region, a downturn in such industry or region would likely have an adverse affect on the Fund's investments. Additionally, if we elect to concentrate the Fund's investments, the Fund will have less diversification and it will be more likely that the Fund's overall investment return will be adversely affected by poor economic conditions in a single industry or geographic region.

      We will not limit the amount of any particular investment made by the Fund. However, we do not intend to invest more than 25% of the Fund's total assets in the securities of any one company.

      We will not issue senior securities, participate in short sales, purchase securities on margin or write put or call options. Additionally, we will not underwrite securities of other issuers or purchase or sell commodities or commodity contracts.

Temporarily Invested Funds.

      Before investment, we will invest all funds in short-term government securities or in insured deposits with term deposit rates. We have not fixed a particular date by which we will fully invest the proceeds from this offering, however, we anticipate that all such proceeds will be invested within 24 months of the date of this Prospectus. Investment capital will not be segregated or held separate from other capital of the Fund pending investment.

Investment Concentration.

      As a non-diversified investment company, the Fund faces few regulatory restrictions on the proportion of its total assets it may invest in the securities of any one company, or on the proportion of its total assets it allocates to control interests in companies. However, the Fund does not intend to invest more than 25% of its total assets in the securities of any one company. Similarly, the Fund does not intend to invest more than 75% of its total assets in controlling interests of companies.

Use Of Leverage.

      We are permitted to use leverage (i.e., borrowed funds) to raise all or a portion of the funds required to make follow-on investments and to meet operating expenses. Such borrowing would normally occur in the later years of Fund operations when the Fund's portfolio may have value but no liquidity. The Fund may also borrow funds during the offering period to allow it to participate in investment opportunities in anticipation of additional capital contributions. Generally, the Fund will not otherwise incur indebtedness except as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow in an amount in excess of 50% of Investors' aggregate capital contributions. Leverage involves certain risks for Investors. These risks are discussed under "Risk Factors - Borrowings by the Fund May Exaggerate Losses and Limit the Amount of Assets Available for Distribution."

      The terms of any such borrowings may contain provisions, which limit certain activities of the Fund, including the making of distributions to Investors. The terms of such borrowings also may grant lenders certain voting rights in the event of default in the payment of amounts due. Payments of interest and fees incurred in connection with arranging such financings by the Fund will reduce the amount of assets available for distributions to Investors.

Average Investment.

      Although investment amounts will vary considerably, we expect that the average investment will be between $1,000,000 and $5,626,750.

Follow-On Investments.

      After our initial investment in a company or its assets or indebtedness, we anticipate that we will typically provide additional or "follow-on" investments in the same company or opportunity. See "Risk Factors -- Need for Follow-On Investment." Follow-on investments may be made pursuant to an agreement to acquire additional securities or otherwise to increase our ownership position in a successful or promising investment. We may also be called upon to provide follow-on investments for a number of other reasons, including providing additional capital to a company to implement the company's business plan, to develop a new line of business, or to recover from unexpected business problems.

Investment Decisions Based Upon Extensive Firm-Level Research.

      We will use a bottom-up investment selection approach. This means that the Investment Manager and its representatives will research specific companies to find those companies that the Investment Manager believes offer the greatest prospects for future growth. In selecting individual investments, we will look for companies that the Investment Manager believes display or are expected to display:

      o     growth prospects
      o     high profit margins or return on capital
      o     attractive valuation relative to expected earnings or cash flow
      o     quality management
      o     unique competitive advantages

The Fund May Change Its Investment Strategies.

      We may change any of the investment strategies outlined above, and may change the definition of small and medium-sized companies, if the Fund's Board of Directors believes doing so is consistent with the Fund's investment objective of long-term capital appreciation. The Fund's investment objective is a fundamental policy and may not be changed without the approval of Investors.

      The amount of funds committed to an investment and the percentage of ownership interest received from investments will vary depending on the maturity of the company, the quality and completeness of the management team, the perceived business opportunity, the capital required compared to existing capital, and the potential return. Although investment amounts will vary considerably, the Investment Manager expects that the average investment (including follow-on investments) will be between $1,000,000 and $5,626,750.

                             MANAGEMENT OF THE FUND

Fund Board Of Directors.

      The Board of Directors of the Fund provides broad supervision over the affairs of the Fund. The Fund initially will have a total of seven Directors, four of whom will not be "interested persons" of the Fund or its affiliates (as that term is defined in the Investment Company Act) and are referred to in this Prospectus as "Independent Directors," and three of whom are "interested persons" and are referred to in this Prospectus as "Affiliated Directors." The Investment Company Act requires that a majority of the Directors be individuals who are not "interested persons" of the Fund. The four initial Independent Directors of the Fund are William M. Osborne, III, James L. Sonageri, James P. Burt and Christopher R. Smith. The three initial Affiliated Directors are Daniel
D. Dyer, S. Charles Musumeci, Jr. and Joseph C. Musumeci. The Affiliated Directors control the Fund and the Investment Manager.

Fund Officers.

      The Fund will have three Officers: Daniel D. Dyer will serve as Chairman and Chief Executive Officer; S. Charles Musumeci, Jr. will serve as President and Chief Operating Officer; and Joseph C. Musumeci will serve as Executive Vice President and Chief Financial Officer.

Fund Investment Manager.

      C.J.M. Asset Management, LLC is the Investment Manager of the Fund. The Investment Manager was formed as a New Jersey limited liability company on February 24, 1999 and is registered as an investment advisor under the Investment Advisors Act of 1940. The Investment Manager's principal business address is 223 Wanaque Avenue, Pompton Lakes, New Jersey 07442. The Affiliated Directors, Daniel D. Dyer, S. Charles Musumeci, Jr. and Joseph C. Musumeci, together own 100% of the Investment Manager and control both the Fund and the Investment Manager.

      Because the Investment Manager has only recently been formed, it has no operating history upon which an evaluation of its prospects can be based and is subject to the risks inherent in the establishment of a new business enterprise.

      Subject to the authority and supervision of the Directors, the Investment Manager will be responsible for finding, evaluating, structuring, monitoring, and liquidating the Fund's venture capital investments. Daniel D. Dyer is the Chairman of the Investment Manager, S. Charles Musumeci, Jr is the President of the Investment Manager and Joseph C. Musumeci is the Chief Executive Officer of the

Investment Manager. These three members of the Investment Manager will be primarily responsible for the day-to-day management of the Fund's portfolio. They will also provide certain businesses in which the Fund invests with managerial assistance, including assistance in raising additional capital and structuring financing and other business transactions. Although the Investment Manager itself does not have an operating history, Mr. Dyer has over 15 years of investment and venture capital experience and has been involved in numerous complex business transactions, including those listed below. Additionally, Charles and Joseph Musumeci have numerous years of investment experience.

      The Fund shall pay the Investment Manager an annual Management Fee equal to 2.5% of total Investor "adjusted capital contributions" as compensation for its investment advisory services. Additionally, after the Members (including the Investment Manager) have received aggregate distributions from the Fund equal to the amount of their initial investments in the Fund, the Fund will pay the Investment Manager an "incentive fee." The incentive fee will become payable commencing with the fiscal year of the Fund during which Members have received such distributions equal to their initial investments and for each fiscal year thereafter. The amount of the fee will equal twenty (20%) percent of the taxable income of the Fund during the relevant fiscal year (calculated without giving effect to payment of the incentive fee) less unrealized capital depreciation for the year.

Business Experience Of Directors, Officers And Key Personnel Of Investment Manager.

      The following are descriptions of the members of the Board of Directors of the Fund and Officers of the Fund as well as of key personnel of the Investment Manager. The business address for all of the Fund's Directors is: c/o The Oxbow Fund, LLC, 223 Wanaque Avenue, Pompton Lakes, NJ 07442.

NAME AND AGE                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Daniel D. Dyer, 46              Affiliated Director; Chairman and Chief
                                Executive Officer of the Fund; Chairman of the Investment Manager. Mr. Dyer is the President and CEO of Oxbow Capital Partners, LLC, a venture capital firm and an affiliate of the Fund, and currently serves as the President and Managing Director of Oxbow Capital 1999 Fund I,
                                LLC, an equity-oriented private fund of which Oxbow Capital Partners, LLC is the Managing
                                Member. Since 1981 Mr. Dyer, individually or through one of his affiliates, has been an advisor, principal of, and/or investor in a number of complex transactions including the following: Plush Pippin Corporation (sold in
                                1992), Augusta Real Estate Development (sold in
                                1995), Destination Harley-Davidson, LLC (sold in
                                1998), Ronce Inc., C.J.M. Planning Corporation,
                                Indian Motorcycle Company, Usedbooks.com, LLC,
                                Sterling Capital, LLC, Brandsforless.com, Topia
                                Ventures, LLC and Business Internet Services,
                                Inc. Additionally, Mr. Dyer has served as an advisor to potential business transactions, some of which have been abandoned and others of which have not yet closed, involving the following companies: Nalley's Fine Foods, First Interstate
                                Plaza of Tacoma, Bank Boston of West Palm Beach,
                                Nordstrom Center of Portland, Hyatt Hotels of
                                Salt Lake City and Deer Valley, Jordan El Dam of
                                Park City, B.C. Insurance, Inc., and Lucas
                                Dealership Group. Mr. Dyer is presently, or has served as, a member of the board of directors of Indian Motorcycle Company, Usedbooks.com, LLC,
                                Topia Ventures, LLC and Business Internet
                                Services, Inc. Mr. Dyer studied veterinary medicine through the United States Air Force
                                College at Auburn University and Business,
                                Banking and Finance at Clark College, although he did not receive degrees from those schools.

NAME AND AGE                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Charles Musumeci, Jr., 39    Affiliated Director; President and Chief
                                Operating Officer of the Fund; President of the Investment Manager. Mr. Musumeci is the
                                President of C.J.M. Planning Corp., a registered
                                Broker/Dealer and an affiliate of the Fund.
                                C.J.M. Planning is acting as Distributor in connection with the offer and sale of Units in this offering. Mr. Musumeci obtained his first securities license in 1979. A graduate of Fairleigh Dickinson University, he currently holds several securities licenses. Mr. Musumeci has been involved with the direct and indirect supervision and training of hundreds of independent registered representatives throughout his 19 year career. He currently supervises the general securities principals and daily business operations of C.J.M. Planning
                                Corp. He also supervises the company's equity, mutual fund, variable annuity and municipal security product operations.

Joseph C. Musumeci, 41          Affiliated Director; Executive Vice President
                                and Chief Financial Officer of the Fund; Chief
                                Executive Officer of the Investment Manager. Mr.
                                Musumeci is the Chief Executive Officer of
                                C.J.M. Planning Corp. He obtained his first securities license in 1976. A graduate of Fairleigh Dickinson University, Mr. Musumeci has been involved with the direct and indirect supervision and training of hundreds of registered representatives throughout his career. Mr. Musumeci has an extensive accounting background and manages the record-keeping, accounting and day-to-day business operations of C.J.M. Planning Corp. He also supervises C.J.M.
                                Planning's mutual fund and variable annuity product operations. S. Charles Musumeci, Jr. and
                                Joseph C. Musumeci are brothers.

William M. Osborne, III, 45     Independent Director. Mr. Osborne is the
                                President of McKinley Capital Partners, Ltd. Mr.
                                Osborne founded McKinley Capital, which
                                principally is engaged in fund management and merchant banking, and advising and investing in early and mid-stage companies. Since its founding in 1991, McKinley Capital has participated in transactions valued in excess of $1.5 billion. McKinley Capital currently manages two funds, the IPO Index Fund and the Competitive Advantage Fund. Prior to founding
                                McKinley Capital, Mr. Osborne was an investment banker with Morgan Stanley in New York and London for 11 years, his last position being that of Managing Director, head of Equity
                                Capital Markets. Mr. Osborne received a BA from
                                Yale University, and his MBA from the Darden
                                School of Business at the University of
                                Virginia.

NAME AND AGE                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

James L. Sonageri, 43           Independent Director. Mr. Sonageri is a
                                certified civil and criminal trial attorney who specializes in business and product liability litigation and white-collar criminal defense.
                                Prior to founding his current firm, Sonageri &
                                Fallon, L.L.C., Mr. Sonageri practiced with the law firm of Shanley & Fisher in Morristown, New
                                Jersey. He also served as a Special Assistant
                                United States Attorney in the United States
                                Attorney's Office for the District of New Jersey and as the Supervisor of the White Collar Crime
                                Unit in the Union County Prosecutor's Office. He serves as a court appointed mediator and has been a faculty member at the National Institute for Trial Advocacy. Mr. Sonageri is admitted to practice in New Jersey, New York, the United
                                States District Courts for the District of New
                                Jersey, the Southern and Eastern Districts of
                                New York, and the United States Supreme Court.
                                He earned his J.D. degree from The John Marshall
                                Law School and received his B.S. degree in accounting from Fairleigh Dickinson University.
                                Mr. Sonageri serves on the Board of Directors of KBF Pollution Management, Inc., a publicly-traded company and Fresco Corporation, a privately held food importing and distribution company.

James P. Burt, 40               Independent Director. Mr. Burt is a former
                                Professional Football player, and a two-time
                                Super Bowl Champion while with the New York
                                Giants and the San Francisco 49ers. Mr. Burt is currently a real estate and business investor.
                                He owns a seat on the New York Stock Exchange, a New York transportation company, and several restaurants. Mr. Burt is a graduate of the University of Miami.

Christopher R. Smith, 36        Independent Director. Mr. Smith is the Chief
                                Financial Officer of COMC, Inc., a
                                publicly-traded voice and data communications services company. He served as Executive Vice
                                President of Wafra Investment Advisory Group,
                                Inc., a privately held asset management company with over $3 billion under management between April 1992 and August 1999, and as the Managing
                                Director of Wafra Partners, L.P., its private equity investment fund which has invested over $170 million in 14 middle market businesses since 1992. Mr. Smith earned his B.S. degree in finance and accounting from Florida State
                                University. Mr. Smith serves on the Board of Directors of Altec Lansing Technologies, Inc., a privately-held computer peripherals and audio company, Compost America Holding Company, Inc., a publicly-traded waste hauling and composting site contractor, Three V Health, L.P., a privately held internet health information services company, and Vulcan Engineering Co., a privately held foundry engineering and fabrication company.

Fund Administrator.

      C.J.M. Asset Management, LLC, the Fund's Investment Manager, also serves as the Fund's administrator pursuant to an Administration, Accounting and Investor Services Agreement. In this capacity, the Investment Manager will perform certain accounting, compliance and tax reporting functions for the Fund. For these services, the Fund will pay the Investment Manager an annual fee, which we estimate will equal approximately .25% of total Investor adjusted capital contributions.

Fund Custodian.

      The Fund will act as its own custodian of securities and will be subject to the requirements of Rule 17f-2 under the Investment Company Act. The purpose of Rule 17f-2 is to insure that securities owned by investment companies are maintained in a manner subject to independent scrutiny. The rule specifies certain procedures and record keeping requirements with respect to such securities and, among other things, requires that the Fund's assets be deposited in the safekeeping of a bank or other company whose activities are supervised by federal or state authorities. We intend to enter into safekeeping arrangements for the Fund's securities with a bank in accordance with the requirements of the Investment Company Act.

                     COMPENSATION OF THE INVESTMENT MANAGER,
                        ITS AFFILIATES AND THE DIRECTORS

Investment Manager.

      In addition to its distributive shares of Fund profits, losses and distributions as a Member of the Fund (see "Tax Allocations" and "Distributions"), we will pay the Investment Manager an annual management fee equal to 2.5% of total Investor adjusted capital contributions payable quarterly in arrears and an annual fee for its services as Fund Administrator, which we estimate will equal approximately .25% of total Investor adjusted capital contributions. Additionally, after the Members (including the Investment Manager) have received aggregate distributions from the Fund equal to the amount of their initial investments in the Fund, the Fund will pay the Investment Manager an "incentive fee." The incentive fee will become payable commencing with the fiscal year of the Fund during which Members have received such distributions equal to their initial investments and for each fiscal year thereafter. The amount of the fee will equal twenty (20%) percent of the taxable income of the Fund during the relevant fiscal year (calculated without giving effect to payment of the incentive fee) less unrealized capital depreciation for the year.

      We will reimburse the Investment Manager for all organizational and operational costs incurred by the Investment Manager for the benefit or on behalf of the Fund. Such operational costs would include consultants' fees, legal and accounting fees (other than those included in organizational expenses and offering expenses), and the costs of materials, and services used for the benefit of the Fund and obtained from entities unaffiliated with the Investment Manager. The amount of reimbursements to the Investment Manager will be at the lower of the Investment Manager's cost or the amount the Fund would be required to pay to independent parties for comparable materials or services in the same geographic location.

      We will not reimburse the Investment Manager for expenses of a general and administrative nature that are specifically incurred by the Investment Manager for its own account and are not attributable to services provided to or for the Fund or for the benefit of the Fund.

      The audited financial statements of the Fund will include all costs reimbursed to the Investment Manager or its affiliates.

Summary Of Investment Manager Compensation And Allocations.

      Reimbursement of Organizational Expenses  Actual expenses as incurred
      Reimbursement of Operational Costs        Actual expenses as incurred
      Management Fees                           2.5% of total Adjusted Capital
                                                Contributions*
      Administrative Fees                       .25% of total Adjusted Capital
                                                Contributions (estimated)*
      Incentive Fee                             20% of annual taxable income
                                                of the Fund (calculated without
                                                giving effect to payment of
                                                the incentive fee) less
                                                unrealized capital
                                                depreciation.**

 * "Adjusted Capital Contributions" generally means the total amount of all Investors' capital contributions as reduced by distributions.

** As described above, the incentive fee will become payable after the Members
   (including the Investment Manager) have received aggregate distributions from the Fund equal to the amount of their initial investments in the Fund.

Independent Directors.

      Each Independent Director will receive $2,000 per meeting attended. The Fund does not have a long-term incentive plan, retirement plan or other retirement benefit plan for directors; however, such a plan, or other form of supplemental compensation for the Independent Directors, may be approved at some later date by the Board of Directors, subject to the approval of Unit holders to the extent required by law.

Officers.

      Each of the Fund's three Officers will be compensated at the rate of $150,000 per year by the Fund.

                              CONFLICTS OF INTEREST

      The Fund will be subject to actual and potential conflicts of interest arising out of relationships with the Investment Manager and certain Directors of the Fund. These conflicts include, but are not limited to, the following:

Lack Of Arm's-Length Negotiations With Management.

      Compensation of the Investment Manager and the Fund's Officers is not the result of arm's-length negotiations, although the Directors believe that the amount of such compensation is reasonable and fair to the Fund.

Other Activities Of The Investment Manager And The Fund's Officers.

      The Fund will not have independent management or employees and will rely upon the Investment Manager and the Fund's Officers for management and administration of the Fund and its assets. The Fund's Officers have interests in other investment funds and engage in and will continue to engage in other business activities. This may cause conflicts of interest for the Fund's Officers in allocating their time between the Fund and other investment funds and activities in which they are involved. Conflicts of interest may arise in allocating management time, services, or functions between the Fund and other entities for which the Investment Manager and the Officers may provide services. Further, the Fund's Officers and Board of Directors have legal and financial obligations with respect to their other investment funds that are similar to their obligations with respect to the Fund. The Operating Agreement provides that the Fund's Directors are required to devote only such time as they deem necessary or appropriate to manage the business of the Fund. Thus, the Fund has no contractual or other right to such services that are superior to the rights of any other party. Nonetheless, the Fund's managers believe that they have, or can retain, sufficient staff to be fully capable of discharging their responsibilities to all programs with which they are affiliated.

Competition With Managers And Other Affiliated Programs.

      The Fund's Officers and Board of Directors may engage in other business ventures and have formed and may form in the future other investment funds and neither the Fund nor you will be entitled to any interest therein. It is possible that the Fund will periodically have money available to make additional investments at the same time as other programs sponsored by the Fund's managers or their affiliates. If this happens, conflicts of interest will arise as to which program should make a particular investment. The managers will review the investment portfolio of each program and will make a decision as to which program will make the investment on the basis of several factors, including:

      o     The cash flow requirements of each program;

      o     The estimated income tax effects of the purchase on each program;

      o     The amount of funds available to each program; and

      o     The length of time such funds have been available for investment.

Distribution of Units By An Affiliate.

      The distribution of the Units will be managed on a "best-efforts" basis through CJM Planning, which is an affiliate of the Investment Manager.

Possible Joint Investment With Affiliated Programs.

      The Fund may invest in property jointly with another program sponsored by Directors of the Fund or their affiliates. In such a situation, conflicts of interest could arise between the joint venture partners.

Investment Manager's Representation of Fund in Audit Proceedings.

      The Investment Manager will act as the "tax matters partner" pursuant to
Section 6231 of the Code. This grants the Investment Manager certain discretion and authority regarding extensions of time for assessment of additional tax against you related to Fund income, deductions or credits and for settlement or litigation of controversies involving such items. The positions taken by the Investment Manager on tax matters may have differing effects on the Fund's managers and you. Any decisions made by the Investment Manager with respect to such matters will be made in good faith consistent with its fiduciary duties to the Fund and the Investors. The Investment Manager, to the extent its actions as tax matters partner do not constitute bad faith, gross negligence, or breach of fiduciary duty with respect to receipt of compensation for services may not be subject to any liability to you or the Fund for any error of judgment, mistake of law or omission. See "Summary of Operating Agreement - Indemnification and Limitations on Liability".

Lack of Separate Representation.

      The Fund, the Investment Manager and you are not represented by separate counsel. The attorneys and accountants who will perform services for the Fund also perform services for affiliates of the Fund, including the Investment Manager and CJM Planning. Without independent legal representation, you may not receive legal advice regarding certain matters that might be in your interest but contrary to the interest of the Investment Manager and its affiliates. Should a dispute arise between the Fund and the Investment Manager or their affiliates - or should negotiations or agreements between the Fund and the Investment Manager, other than those existing or contemplated on the effective date of this Prospectus, be necessary - the Investment Manager will cause the Fund to retain separate counsel. Any future agreement between the Fund and the Investment Manager or its affiliates will provide that it may be terminated at the option of the Fund upon 60 days' notice without penalty to the Fund.

Affiliation of Selling Agent.

      CJM Planning is serving as "Distributor" for the offering of Units. Accordingly, the "due diligence" investigation customarily performed by an underwriter is being performed by an affiliate of the Investment Manager. We believe, however, that such due diligence has, in fact, been exercised. Moreover, under Rule 2810(b)(2) of the NASD Conduct Rules, each investment firm that sells Units has an obligation to make an appropriate independent inquiry about the offering.

                                  THE OFFERING

Plan Of Distribution.

      CJM Planning will serve as "Distributor" for the offering of Units. CJM Planning is a registered Broker-Dealer and an affiliate of the Investment Manager. Daniel D. Dyer, an Affiliated Director and Officer of the Fund, is the Chairman of CJM Planning's board of directors. S. Charles Musumeci, Jr. and Joseph C. Musumeci, both Affiliated Directors and Officers of the Fund, are officers and directors of CJM Planning. CJM Planning's principal business address is 223 Wanaque Avenue, Pompton Lakes, New Jersey 07442.

      We are offering, through CJM Planning and any other brokers selected by CJM Planning to participate in soliciting prospective purchasers of the Units, $25,000,000 of limited liability company interests in the form of 250,000 Units at a price of $100 per Unit. The minimum investment required of each Investor is 20 Units ($2,000). The Investment Manager has already purchased 1,000 Units ($100,000). The offering period will commence on the date hereof and terminate at the discretion of the Fund's Board of Directors but in no event later than August 31, 2001.

      There will be no minimum offering. If the Fund is unable to sell 250,000 Units, the Fund will have less diversification than the Investment Manager anticipates. No fractional Units will be sold.

      Each Investor will be required to accept and adopt the provisions of the Operating Agreement attached to this Prospectus as Exhibit A and to complete and execute a Subscription Agreement and the Operating Agreement Signature Page and Power of Attorney included herewith. At the time the prospective investor submits a Subscription Agreement, he or she must tender a check to the Fund in the amount of $100 for each Unit being purchased (minimum investment of $2,000). Checks should be made payable to "THE OXBOW FUND, LLC." See "Who May Invest" and "How to Invest." All funds received from Investors whose subscriptions are accepted will be deposited directly into the Fund's account upon receipt and will be available for immediate investment and use by the Fund. The Fund will not place such funds received in escrow or in trust or make any similar arrangement. Any funds received from a prospective investor whose subscription is not accepted will be promptly returned. Units will only be sold to a prospective investor who represents in writing that, at the time the investor executes the Subscription Agreement, he or she meets the applicable suitability requirements.

      The Investment Manager and Directors of the Fund have complete discretion to reject any Subscription Agreement executed by any subscriber and funds from a rejected subscriber will be returned promptly. Subscriptions may be rejected for a prospective investor's failure to meet the suitability requirements, an over-subscription of the offering, or for other reasons determined to be in the best interest of the Fund. The Fund Directors and their affiliates may purchase Units, without limitation, on the same terms as other Investors.

      CJM Planning, and any other brokers selected by CJM Planning to participate in the offering have agreed to use their "best efforts" to sell the Units. None of these brokers are obligated to purchase Units and resell them or to sell any or all of the Units, and none of them will act as a market maker with respect to the Units. CJM Planning and any other brokers participating in the offering will not sell Units to a discretionary account without prior specific written approval from the potential investor. Participating brokers in the offering will offer and sell Units on the same terms and conditions as CJM Planning. CJM Planning and any selected brokers who arrange sales of Units will receive a sales charge equal to $7 per Unit pursuant to a Distribution Agreement between the Fund and CJM Planning. There is no sales charge on the Units purchased by the Investment Manager. CJM Planning and any participating brokers will also be reimbursed for their accountable expenses associated with their due diligence of the Fund.

      The Fund expects to incur and pay marketing expenses associated with the offer and sale of Units. The payment of some or all of these expenses may be deemed to constitute compensation to CJM Planning and any other distributors participating in the offer and sale of Units. In any event, the total of all selling compensation to CJM Planning and other distributors, including the 7% sales charge and any other forms of compensation, will not exceed 10% of the gross proceeds of the sale of Units, and the aggregate amount of accountable expenses reimbursable by the Fund to CJM Planning and any other distributors for their due diligence of the Fund will not exceed .5% of such gross proceeds.

      Participating brokers and their controlling persons, will be indemnified by the Fund against certain liabilities, including liabilities under the Securities Act of 1933. As of the date of this Prospectus, no brokers other than CJM Planning have agreed to participate in the offer and sale of Units.

                        ALLOCATION OF ORGANIZATIONAL AND
                          OFFERING EXPENSES OF THE FUND

      As discussed elsewhere in this Prospectus, the Fund has incurred certain organizational expenses, and will also bear certain expenses associated with the initial offering of Units. Before a recent change in generally accepted accounting principles, the Fund would have capitalized and amortized the organizational expenses over a 60 month period. Because of that change, however, the organizational expenses for financial accounting purposes now must be expensed as incurred. In order to achieve a more equitable distribution of the impact of those expenses among the Fund's Members, organizational and offering expenses incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all Members based on the percentage that a Member's contributed capital to the Fund bears to the total capital contributed to the Fund by all Members as of the relevant allocation date. An initial allocation of organizational and offering costs will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted no less often than the end of each calendar year, through and including the year ending December 31, 2001. The tax treatment of the Fund's organizational and offering expenses is described in the "Income Tax Aspects" section of this Prospectus.

                                 TAX ALLOCATIONS

      In general, net profits, losses and Fund operating expenses will be allocated for tax and accounting purposes to the Members (including the Investment Manager) pro rata in accordance with their percentage ownership of Units.

      The following example illustrates the operation of the above allocation formula. The dollar amounts used in the example have been chosen completely arbitrarily and solely for the purposes of illustration, and are not meant to reflect the actual expected results of Fund investments.

      EXAMPLE. Assume that the Investors' aggregate capital contributions are $2,000 and that the capital contribution of the Investment Manager is $500 (i.e., the Investors own, in the aggregate, 20 Units or 80% of the outstanding 25 Units and the Investment Manager owns 5 Units or 20% of the outstanding 25 Units). The Fund incurs a net loss of $1,000 in year 1. There is no net profit or net loss in years 2-5, nor are there any distributions to Members. In year 6, the Fund has net profits and taxable income (calculated without giving effect to the payment of the Investment Manager's incentive fee) of $6,250. In that same year, the Fund makes an aggregate $2,500 distribution to Members. In year 7, the Fund realizes a net loss of $100 and then liquidates.

      The net loss of $1,000 incurred in year 1 is allocated pro rata to the Members according to their percentage ownership of Units, and thus $800 (80%) of net loss is allocated to Investors and $200 (20%) is allocated to the Investment Manager. In years 2 through 5, there are neither net profits nor net losses to allocate to the Members. In year 6, the Investment Manager becomes entitled to receive its incentive fee since Members received distributions during that year equal to their initial capital contributions of $2,500. The Fund's net profits after deducting the incentive fee of $1,250 (20% of $6,250) are $5,000 which are allocated $4,000 (80%) to the Investors and $1,000 (20%) to the Investment Manager.(1) In year 7, the net loss of $100 is allocated $80 (80%) to the Investors and $20 (20%) to the Investment Manger. The Fund then liquidates, without realizing any additional net profits or net loss.

      Accordingly, in this example, the Fund would have had an overall profit of $3,900, which was allocated $3,120.00 to the Investors and $780.00 to the Investment Manager. At the end of year 7, the aggregate capital account balance of the Investors would equal $3,120.00 and the capital account balance of the Investment Manager would equal $780.00.(2)



------------------------------
(1) The above example assumes there is no net unrealized capital depreciation, that the incentive fee is deductible in its entirety in computing net profits, and, therefore, that net profits after payment of the incentive fee are $5,000. Additionally, for the sake of simplicity, the example assumes the incentive fee is not a separately stated item under Code section 702. The foregoing assumptions have been arbitrarily made and are not intended to represent a conclusion as to whether or not all or any portion of the incentive fee is deductible by the Fund and/or the Members.

(2) Capital Accounts would be computed as follows:

                                    Investors             Investment Manager
                                    ---------             ------------------

Initial Capital Contribution         $2,000                     $ 500
Year 1 Loss                           (800)                      (200)
Year 6 Profit                         4,000                      1,000
Year 6 Distribution                  (2,000)                     (500)
Year 7 Loss                            (80)                      (20)
                                       ----                      ----
                                      $3,120                     $780

                                  DISTRIBUTIONS

      Prior to liquidation of the Fund, the Board of Directors of the Fund will determine, in their sole discretion, the amount and timing of any distributions to Investors of cash or other property. The business objective of the Fund, in general, is to seek long-term capital appreciation. Moreover, most of the investments of the Fund will be illiquid. Accordingly, it is unlikely that any significant distributions of proceeds from Fund investments will be made in the first three years of the Fund's operation. Distributions of assets, if any, by the Fund will be made to the Members (including the Investment Manager) pro rata in accordance with their percentage ownership of Units.

      As soon after the date of the Fund's dissolution as possible, the Members will receive a liquidating distribution of the remaining assets of the Fund which distribution shall be pro rata in accordance with their respective positive capital account balances.

      EXAMPLE: Using the same facts as set forth in the example in the "Tax Allocations" section above, distributions to Members could be as follows: In years 1 through 5, no distributions would be made. In year 6, the distribution to the Members of $2,500 would be distributed $2,000 (80%) to the Investors and $500 (20%) to the Investment Manager.(1) In year 7 the Fund liquidates, after realizing a $100 loss for the year but a total of $3,900 in profits for the entire term.

      Thus, on liquidation, the Fund will have $3,900 to distribute ($2,500 initial capital contributions plus $3,900 total profits equals $6,400 less $2,500 (year 6 distribution) equals $3,900). This will be distributed $3,120 to the Investors and $780 to the Investment Manager, i.e., in accordance with the positive balances in their capital accounts.(2) Aggregate distributions to Investors over the term of the Fund totaled $5,120 and to the Investment Manager, $1,280.




-------------------------
(1) As stated in the example in the "Tax Allocations" section net profits and taxable income in year 6 prior to the payment of the incentive management fee are assumed to be $6,250, and after payment of the fee (assuming the fee is deductible in its entirety in computing net profits) net profits and taxable income are assumed to be $5,000.

(2) Capital accounts are calculated in the manner described in the example in the "Tax Allocations" section.

                               INCOME TAX ASPECTS

      The following discussion summarizes the significant federal income tax considerations in connection with an investment in the Fund by individuals who are United States citizens or resident aliens. It is not feasible to comment on all of the federal, state, and local income tax consequences resulting from the organization of the Fund and the conduct of its contemplated operations. THESE TAX CONSEQUENCES CAN VARY SIGNIFICANTLY WITH YOUR PARTICULAR SITUATION. MOREOVER, THE RELEVANT TAX LAWS PROVISIONS ARE COMPLEX AND SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO THE INCOME AND OTHER TAX CONSEQUENCES TO YOU OF AN INVESTMENT IN THE FUND.

      This discussion is based on the relevant provisions of the Internal Revenue Code and on the applicable Treasury regulations thereunder (including proposed regulations) (the "Regulations"), administrative rulings and procedures, and judicial decisions. There is no assurance that the present federal income tax laws or Regulations affecting the Fund and its proposed operations will not be changed by new legislation or Regulations that could affect you adversely or that the Internal Revenue Service will agree with the interpretation of the current federal income tax laws and regulations summarized below. For purposes of this discussion, the Investment Manager is included in the term "Investor" unless the context indicates otherwise.

Fund Status.

      Classification Of The Fund. Subject to the publicly-traded partnership rules discussed below, the Fund will be treated as a partnership, as opposed to a corporation, for federal tax purposes unless the Fund affirmatively elects to be treated as a corporation for federal tax purposes. The Investment Manager has no intention of making such an election and does not anticipate any circumstances under which such an election would be made. If the Fund were treated as a corporation for federal income tax purposes, all of its income would be subject to tax at corporate rates, distributions to Investors generally would be taxable as dividends, and Investors would not be entitled to report any portion of the income or loss of the Fund on their returns.

      Publicly-Traded Status. The Revenue Act of 1987 ("1987 Tax Act") contains a number of provisions affecting the tax treatment of so-called "publicly-traded" partnerships ("PTPs"). Most significantly, under the 1987 Tax Act, a PTP is generally treated as a corporation for federal income tax purposes. As mentioned above, if the Fund were treated as a corporation for federal income tax purposes, there would be potentially adverse consequences to the Investors unless the Fund elected, and under the Code qualified, to be treated as a regulated investment company ("RIC").

      In particular, (i) an Investor's share of the income, gain, losses, deductions, and tax credits of the Fund would not be includable in that Investor's federal income tax return, (ii) any income or gain of the Fund would be subject to federal income tax at the rates applicable to corporations, and
(iii) distributions by the Fund to the Investors, other than liquidating distributions, would constitute dividend income to the extent of the earnings and profits of the Fund, distributions reclassified as dividends would be taxed as ordinary income to the Investors, and the distributions would not be deductible by the Fund in computing its taxable income.

      A partnership (such as the Fund) is considered "publicly-traded" only if
(i) interests in such partnership are traded on an established securities market or (ii) interests in such partnership are readily tradable on a secondary market (or the substantial equivalent thereof). The legislative history of the 1987 Tax Act states that an established securities market includes any national securities exchange registered under the Securities Exchange Act of 1934 or exempted from registration because of the limited volume of transactions, any local exchange, and any over-the-counter market. The Units will not be traded on an established securities market.

      The legislative history of the 1987 Tax Act also states that a secondary market in interests in a partnership is generally indicated by the existence of a person making a market in such interests. The substantial equivalent of a secondary market exists where the holder of an interest has a readily available, regular and ongoing opportunity to sell or exchange his interest through a public means of obtaining or providing information of offers to buy, sell or exchange interests. However, unless the offers to buy or sell such interests are normal in the secondary market, the interests will not be considered readily tradable on the substantial equivalent of a secondary market.

      The Regulations provide certain safe harbors that, if satisfied, will result in interests in the Fund not being treated as readily tradable on a secondary market or the substantial equivalent thereof. The Operating Agreement restricts sales of Units to the extent necessary to avoid the creation of a secondary market (or the substantial equivalent thereof) for the Units and is designed to comply with the safe harbors of the Regulations. The Board has represented that it intends to exercise its discretion regarding transfers of Units in a manner designed to prevent the Fund from becoming a PTP. Based on the Operating Agreement and these representations, the Fund should be treated as a partnership for federal income tax purposes rather than a PTP taxable as a corporation.

Federal Income Taxation of Partnerships and Investors Generally.

      Under present law, a limited liability company, which is treated for federal income tax purposes as a partnership, is not subject to Federal income tax as an entity. Instead, each Investor is required to report on such Investor's federal income tax return such Investor's allocable share of the Fund's income, gains, losses, deductions, and credits for the taxable year of the Fund ending with or within such Investor's taxable year, without regard to any Fund distributions. The Fund will file an annual information return with the Internal Revenue Service and furnish information to you (on Form K-1) which will allow you to determine your respective U.S. income tax liability.

      It is possible that you could recognize income from Fund operations but not receive any (or sufficient) cash distributions from the Fund to pay the tax liability associated with that income. The receipt of a cash (and the value of certain marketable securities treated as cash under Code Section 731) distribution from the Fund by you will result in the recognition of gain to you only to the extent such cash (and certain marketable securities treated as cash under Code Section 731) distribution exceeds your adjusted tax basis in your Units.

Allocations Of Profit And Loss.

      Your allocable share of Fund income, gain, deduction, loss, or credit for federal income tax purposes generally is determined in accordance with the provisions of the Operating Agreement; however, if an allocation in an Operating Agreement does not have "substantial economic effect" under Code Section 704, the Internal Revenue Service can reallocate the items "in accordance with your interest in the Fund (determined by taking into account all facts and circumstances)."

      The Regulations under Code Section 704 provide three ways in which an allocation contained in an Operating Agreement will be respected for federal income tax purposes: first, if the allocation has substantial economic effect as specifically determined thereunder; second, if, taking into account all facts and circumstances, the allocation is in accordance with the Investor's interest in the Fund; and third, if the allocation is deemed to be in accordance with the Investor's interest in the Fund under certain special rules.

      In general, an allocation of income, gain, loss, or deduction (or any item thereof) to an Investor will have economic effect under the Regulations if, and only if, (i) the allocation is reflected in that Investor's capital account, which capital account is maintained in accordance with certain Regulatory requirements; and (ii) any Investor with a deficit in that Investor's capital account following the liquidation of that Investor's interest is required to restore the amount of the deficit to the Fund by the later of the end of the taxable year of liquidation or 90 days after the liquidation. Where an Investor has no obligation to restore a deficit in that Investor's capital account, an allocation will still be considered to have economic effect if the Operating Agreement contains a so-called "qualified income offset" and the allocation does not cause or increase a deficit balance in such Investor's capital account.

      In order for the economic effect of an allocation to be considered substantial, the Regulations require that the allocation must have a reasonable possibility of substantially affecting the dollar amounts to be received by the Investors, independent of tax consequences. In applying the substantiality test, tax consequences that result from the interaction of the allocation with such Investor's tax attributes that are unrelated to the Fund must be taken into account.

      Under the Operating Agreement, allocations are reflected by appropriate adjustments to the Investors' capital accounts, and liquidation proceeds are distributed in accordance with the Investors' positive capital account balances. Although the Investors are not obligated to restore any deficit capital account balance on liquidation, such a deficit balance should not arise since the Operating Agreement prohibits the allocation of losses to an Investor to the extent such an allocation would result in a deficit capital account balance. The Operating Agreement also contains a "qualified income offset" provision as required by the Regulations. In addition, it would appear that the allocations under the Operating Agreement affect the dollar amounts to be received by the Investors, independent of tax consequences. If the Internal Revenue Service were successful in contending that any Fund allocations should not be respected for federal income tax purposes, such a determination could result in reallocation between the Members of a part of the Fund's income, gains, losses, deductions, and credits in a manner that could have an adverse effect on the Investors.

Taxation Of Fund Operations.

      One of the Fund's principal sources of income is expected to be from the sale of equity interests in the companies in which it invests. Assuming that the Fund is not characterized as a dealer in securities, the sale by the Fund of any equity interest in a company in which the Fund invests (assuming such company is an operating company as opposed to a pass-through entity which invests in other companies) should result in capital gain or loss which will be passed through to the Investors.

Limitations On Deduction Of Fund Losses.

      Adjusted Basis. An Investor is entitled to deduct on that Investor's federal income tax return his or her distributive share of a Fund loss, but not in excess of the Investor's adjusted basis in his or her interest in the Fund (and subject to the other loss limitations discussed below). The adjusted basis in an Investor's Fund interest is equal to the amount of cash and the adjusted basis of any property (net of liabilities) which that Investor contributed to the Fund, increased by the Investor's distributive share of Fund taxable income and decreased (but not below zero) by distributions to the Investor from the Fund (including constructive cash distributions resulting from a decrease in the Investor's share of Fund liabilities and the allocation of Fund losses).

      If an Investor's distributive share of a Fund loss for any Fund taxable year exceeds the adjusted basis in the Investor's Fund interest at the end of that taxable year, such excess loss may not be deducted by the Investor at that time but may be carried over and deducted in any later year if, and to the extent, the adjusted basis in the Investor's Fund interest at the end of the later taxable year exceeds zero (and subject to the other loss limitations discussed below).

      Passive Losses. Code Section 469 provides, in part, that losses from trade or business and related activities in which the taxpayer does not materially participate - so-called "passive losses" - are deductible only up to the aggregate income generated by those types of activities - so-called "passive income." If the Fund is deemed to be engaged in trade or business (see discussion below), losses allocated to the Investors that are attributable to trade or business expenses or losses of the Fund may constitute passive losses. If losses of the Fund are deemed to be "passive" they will not be available to offset an Investor's non-passive income, i.e., income from wages, portfolio investments (including interest on the Fund's uninvested funds), or active trade or business activities in which such Investor materially participates. Unused passive losses (i.e. "suspended" losses) of an Investor can be carried over to offset passive income received in future years. In addition, upon a fully taxable disposition of a taxpayer's entire interest in a passive activity to an unrelated party, the amount of any suspended losses will be allowed against income that is not from a passive activity, after first being applied to passive income in the year of disposition. (See, however, the capital loss rules discussed below.)

      Even if the Fund is deemed to be engaged in a trade or business and the passive loss rules are applicable, a loss from the sale or disposition of equity investments held by the Fund likely will not constitute passive income or loss; thus, gain, if any, may not be offset by an Investor's prior or current passive losses. See "Passive Losses" above. Instead, such gain or loss likely will be considered attributable to property held for investment.

      Capital Losses. Capital losses of individuals in excess of $3,000 annually are deductible only against capital gains, although excess capital losses may be carried forward by individual taxpayers indefinitely.

      Non-Trade Or Business Expenses. Expenses incurred in connection with an investment that is not considered a trade or business are deductible by individuals, if at all, under Code Section 212. Under Code Section 67, Code
Section 212 expenses are deductible by an individual Investor only to the extent such deductions (along with other so-called "miscellaneous itemized deductions") exceed 2% of such Investor's adjusted gross income. The Fund expenses (including management fees) passed through to the Investors would be subject to this limitation if the Fund is deemed not to be engaged in a trade or business.

      Fund As A Trade Or Business. There is substantial uncertainty whether the activities of the Fund will constitute a trade or business as that concept has been interpreted by the Internal Revenue Service and the courts because of the factual nature of such determination and thus potential investors should be aware that all or a substantial portion of the Fund's expenses may be subject to the limits of Code Section 67; if so, such expenses would be deductible only to the extent that the Investor's aggregate miscellaneous itemized deductions (including such expenses) exceeded 2% of such Investor's adjusted gross income. The determination of whether the Fund is engaged in a trade or business will also impact the characterization of income and losses from the Fund for purposes of applying the passive loss rules under Code Section 469 (see "Passive Losses", above).

      Investment Interest Expense. Code Section 163(d) generally limits the amount of investment interest (i.e., interest incurred to purchase or carry property held for investment) that a noncorporate taxpayer can deduct. The deduction is limited to the amount of such taxpayer's investment income. Investment interest that cannot be deducted for federal income tax purposes for any year because of the foregoing limitation may, subject to further limitations, be carried over and treated as investment interest paid in succeeding taxable years. The investment interest deduction is not a miscellaneous itemized deduction under Code Section 67, and thus, is not subject to the limitation that it exceed 2% of a taxpayer's adjusted gross income in order to be deductible.

      It should be anticipated that interest paid by the Fund on any borrowings, as well as any interest paid by you on borrowings incurred to purchase a Unit, may be considered "investment interest." Any investment income from the Fund passed through to the Investors would qualify as investment income that would increase the amount of investment interest that each Investor would be able to deduct.

      The foregoing rules will not apply to the extent losses from the Fund constitute "passive losses" as described above. In such case, interest expense (either of the Fund or of an Investor) attributable to the passive activity in question will be treated as a passive activity deduction and not as investment interest.

Sale Of An Interest In The Fund.

      The sale or exchange (including the liquidation) of a Fund interest by you ordinarily will result in a capital gain or loss, but can result in the recognition of ordinary income under certain circumstances. Code Section 751 treats gain on the sale of a Fund interest that is attributable to either (i) unrealized receivables of the Fund or (ii) substantially appreciated Fund inventory as ordinary income. It is not anticipated that the Fund will have significant amounts, if any, of unrealized receivables or inventory.

Fund Organizational And Syndication Expenditures.

      Expenses of organizing the Fund (organization expenses) are not deductible by the Fund or any Investor. The Fund may elect to amortize organizational expenses over a period of not less than 60 months. Syndication expenses may not be deducted or amortized by the Fund.

Management Fee.

      An Investment Advisory Agreement provides for payment to the Investment Manager of management and incentive fees. If the Management Fee were deductible only under Code Section 212, Investors would be subject to the limitations under Code Section 67 described above under "Limitations on Deduction of Fund Losses - Non-Trade or Business Expenses." The Internal Revenue Service could contend that a portion of the Management Fee represents a nondeductible syndication cost or an amortizable organizational expense. If the Internal Revenue Service were successful in this argument, the deductions allocated to the Investors would be decreased.

Alternative Minimum Tax.

      The Code provides for an alternative minimum tax to be paid by corporate and individual taxpayers to the extent such tax exceeds the taxpayer's regular federal income tax liability. Alternative minimum taxable income is generally the taxpayer's taxable income as recomputed using certain adjustments plus the amount of the taxpayer's items of tax preference. In determining alternative minimum taxable income, passive activity losses, as recomputed, are not deductible. In addition, investment interest in excess of investment income is not allowable as a deduction against alternative minimum taxable income even if deductible in computing regular tax liability. In general, an investment in the Fund is not expected to generate material items of tax preference for individuals.

      The application of the alternative minimum tax depends on the facts and circumstances of each taxpayer's situation and the computation of such tax is complicated. Each prospective investor is urged to consult his or her tax advisor to determine whether he or she will be subject to the alternative minimum tax and the potential effects thereof on an investment in the Fund.

Miscellaneous Provisions

      No Section 754 Election. Due to the tax accounting burden such election imposes, the Fund will most likely not file an election under Code Section 754 (although it has the flexibility to do so) to adjust the basis of Fund property in the case of a transfer of a Unit or the distribution of property by the Fund. As a consequence, a transferee might be subject to tax upon the portion of the proceeds of a sale or disposition of Fund equity securities that represents, as to that transferee, a return of capital. The decision not to file an election may adversely affect the price that potential transferees would be willing to pay for the Units.

      Interest And Penalties. If Fund income or loss is subsequently adjusted by the Internal Revenue Service, you will be subject to interest on any deficiency from the date of the original return filed on behalf of the Fund to which the adjustment relates. Additionally, a penalty equal to 20% of the understatement may be imposed for the "substantial understatement" of tax liability even if the taxpayer was not negligent or fraudulent in filing the taxpayer's tax return. "Substantial understatement" is defined as an understatement for the taxable year that exceeds the greater of 10% of the required tax or $5,000 ($10,000 for most corporations).

      Fund Audit Rules. The tax treatment of Fund items of income and deduction generally will be determined at the Fund level. You will be required to file your tax return in a manner consistent with the information returns filed by the Fund, unless you file a statement with your tax return describing any inconsistency. In addition, the Investment Manager will be the Fund's "tax matters partner" and as such will have authority to make certain decisions with respect to any Internal Revenue Service audit and any court litigation relating to the Fund. In general, the law limits the rights of less than one percent partners to participate in such proceedings without notifying the Internal Revenue Service and the tax matters partners.

      Possible Changes In Federal Income Tax Laws. The federal income tax matters discussed herein are based on the laws in effect on the date of this Prospectus; however, tax laws are subject to frequent changes. When these changes occur, the adopted statutes, Regulations, rulings, and judicial decisions may also be made retroactive. Accordingly, there can be no assurance that future changes in the Code, Regulations, Internal Revenue Service rulings, or judicial decisions will not adversely affect your investment in the Fund. The content of any future tax legislation is impossible to predict; therefore, you are urged to consult your own tax advisors regarding the possible tax consequences of future legislation on your investment in the Fund.

      Tax Treatment Of Foreign Investors. The federal income tax treatment of nonresident foreign individuals and foreign corporations is complex and will vary according to each such Investor's particular circumstances. Prospective foreign investors are urged to consult their tax advisors with regard to (i) the tax treatment by their country of residence and (ii) the impact of United States federal, state, and local income, estate, and gift tax laws on an investment in the Fund. The Fund reserves the right to refuse subscriptions from non-U.S. residents.

      State Law Considerations. The Fund may operate in states and localities that impose a tax on the Fund's assets or income based on the Fund's activities in those jurisdictions. You may be subject to an obligation to file tax returns and pay income taxes (including, in some jurisdictions, a minimum tax) and estate or inheritance taxes in states and localities in which the Fund does business as well as in your own state of domicile. In particular, if you are not a resident of New Jersey you may be required to file tax returns in New Jersey and may be obligated to pay New Jersey's income tax on your share of Fund income attributable to New Jersey. Depending on applicable state and local laws, deductions that are available to the Fund and the Investors for federal income tax purposes may not be available for state and local income tax purposes. In addition, corporations investing in the Fund may become subject to a corporate income tax including a corporate minimum tax in those states in which the Fund conducts business, as a result of their investment in the Fund. You are urged to consult your tax advisors with respect to these matters.

                              ERISA CONSIDERATIONS

      The provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") are extremely complex. Consequently, Investors that are subject to ERISA should consult with their own advisors prior to investing in the Fund.

      A fiduciary of a pension, profit-sharing or other employee benefit plan (an "Employee Plan") subject to ERISA should consider all applicable fiduciary standards under ERISA, in the context of the Employee Plan's particular circumstances, before authorizing an investment of all or any portion of such Employee Plan's assets in Units of the Fund. Among other factors, such fiduciary should consider (i) whether the investment satisfies the prudence requirements of Section 404(1)(B) of ERISA; (ii) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA; (iii) whether the investment is in accordance with the documents and instruments governing the Employee Plan as required by Section 404(a)(1)(D) of ERISA, (iv) whether a prohibited transaction in violation of Section 406 of ERISA or Section 4975 of the Code will occur; and (v) how the definition of the term "plan assets" under the Department of Labor regulations interpreting ERISA regarding the definition of the "plan assets" affects the proposed investment. In addition, persons who control the investments of individual retirement accounts ("IRAs") should consider items listed above, as well as the prohibited transaction rules of
Section 408(e)(2) of the Code.

      ERISA does not define the term "plan assets." However, under regulations promulgated by the Department of Labor, the assets of certain pooled investment vehicles, including certain partnerships, may be treated as "plan assets." If the assets of the Fund are deemed to be "plan assets" of the Employee Plans or IRAs that own Units in the Fund, (i) the prudence standards and other fiduciary provisions of ERISA will extend to investments made by the Fund; (ii) the person or persons who have investment discretion over the assets of the Employee Plans and IRA that invest in the Fund will be liable under ERISA (as fiduciaries) for investments made by the Fund that do not conform to ERISA's fiduciary standards; and (iii) certain transactions that the Fund might enter into in the future in the ordinary course of its business and operation might constitute prohibited transactions of an Employee Plan or IRA under ERISA or the Code. A prohibited transaction, in addition to triggering the potential for personal liability on the part of Employee Plan and IRA fiduciaries under ERISA, may result in the imposition of an excise tax under the Code upon the disqualified person participating in the prohibited transaction, or result in disqualification of the IRA.

      The Fund's assets would not be considered to be "plan assets" under ERISA so long as, among other things, the Units are "publicly-offered securities" or the Fund qualifies as a "venture capital operating company" within the meaning of such regulations. Under the regulations, an equity or partnership interest, such as a Unit, will be considered to be a "publicly-offered security" if such interest is widely held, freely transferable, and either (i) part of a class of securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 or (ii) sold to a plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), provided that the class of securities are thereafter registered under the Securities Exchange Act of 1934 within a specified time period. Under the regulation, a "venture capital operating company" is generally an entity that invests 50% or more of its assets in operating companies over which the entity exercises certain management rights.

      The Investment Manager expects the Fund to qualify as a "venture capital operating company" under the regulations and, therefore, the Fund's underlying assets should not be deemed to be "plan assets."

                            RESTRICTIONS ON TRANSFER

      It is anticipated that there will never be a public market for the Units and, therefore, you should not expect to readily liquidate your investment or to use the Units as collateral for a loan. If you wish to transfer Units, you might not be able to find a buyer for the Units due to market conditions or the general illiquidity of the Units. Moreover, if you are able to sell your Units, depending upon the price negotiated, you might receive less than the amount of your original investment. No representation is made that the Units can be resold for their original purchase price.

      The Operating Agreement for the Fund allows transfers only to the extent that they comply with certain safe harbors created by the IRS from treatment as a "publicly-traded partnership" for tax purposes. Counsel for the Fund has advised us that these limitations are necessary to fall within the safe harbor provisions from treatment as a publicly-traded partnership for tax purposes.

      Under the Fund Operating Agreement, any substituted investor must, as a condition of receiving any interest in the Fund, agree in the instrument of assignment to become a Member and pay reasonable legal fees and filing costs in connection with his substitution as a Member. In addition, the Units may not be sold, assigned or transferred unless the Directors approve such sale, assignment or transfer and have received an opinion of counsel that the sale, assignment or transfer does not jeopardize the Fund's existence or its status as a partnership for tax purposes. A permissible transfer of Units will be recognized by the Fund only as of the last day of the quarter in which written evidence respecting the assignment is received by the Fund in form satisfactory to the Directors.

                        INVESTMENT COMPANY ACT REGULATION

      The Small Business Investment Incentive Act of 1980 became law on October 21, 1980. This law modified the provisions of the Investment Company Act that are applicable to an entity, such as the Fund, that elects to be treated as a "business development company" (or "BDC"). The Fund has elected to be treated as a BDC and is considered to be a closed-end, non-diversified investment company as those terms are defined under the Investment Company Act. The Fund may not withdraw its election without first obtaining the approval of Investors holding a majority of the outstanding Units in accordance with the Investment Company Act. The following is a brief description of the Investment Company Act, as modified by the Small Business Investment Incentive Act of 1980. However, it is not intended to be a detailed analysis of that law.

      A BDC must be operated for the purpose of making investments in securities of the types required by the Investment Company Act. These types include certain present and former "eligible portfolio companies" and certain bankrupt or insolvent companies. A BDC need not invest in all of the possible types of securities. Business Development Companies must also make available significant managerial assistance to such "portfolio companies." An "eligible portfolio company" generally is a United States company that is not an investment company (except for wholly-owned Small Business Investment Companies licensed by the Small Business Administration) and that (i) does not have a class of securities registered on a national securities exchange or included in the Federal Reserve Board's over-the-counter margin list, (ii) is actively controlled by the BDC either alone or as part of a group acting together and an affiliate of the BDC is a member of the portfolio company's board of directors, or (iii) meets such other criteria as may be established by the Securities and Exchange Commission. Control, under the Investment Company Act, is presumed to exist where the BDC owns 25% of the outstanding voting securities of a company.

      The Investment Company Act prohibits or restricts the Fund from investing in certain types of companies, such as brokerage firms, insurance companies, and investment banking firms. Moreover, the Investment Company Act limits the type of assets that the Fund may acquire to "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment, and facilities) if, at the time of the acquisition, less than 70% of the value of the Fund's assets consists of qualifying assets. Qualifying assets include: (i) securities of companies that were "eligible portfolio companies" at the time that the Fund acquired their securities; (ii) securities of bankrupt or insolvent companies that are not otherwise "eligible portfolio companies"; (iii) securities acquired as follow-on investment in companies that were eligible at the time of the Fund's initial acquisition of their securities but are no longer eligible, provided that the Fund has maintained a substantial portion of its initial investment in those companies; (iv) securities received in exchange for or distributed on or with respect to any of the foregoing; and (v) cash items, government securities, and high-quality, short-term debt. The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets.

      The Fund is permitted by the Investment Company Act, under specified conditions, to issue multiple classes of senior debt and a single class of Fund interests senior to the Units if the ratio of the Fund's total assets, less all liabilities and debt other than such senior debt or Fund interest, to the aggregate amount of senior debt is at least 200% after the issuance of the debt or the Fund interests. In addition, provision must be made to prohibit any distribution to Investors or the repurchase of any Units unless such ratio is at least 200% at the time of the distribution or repurchase.

      Under the Investment Company Act as amended by the Small Business Investment Incentive Act of 1980, certain of the transactions involving the Fund and its affiliates (as well as affiliates of those affiliates) require the prior approval of a majority of the Independent Directors and a majority of the Independent Directors having no financial interest in the transactions. Transactions involving certain closely affiliated persons of the Fund, including its Investment Manager, must be approved by the Securities and Exchange Commission. In general, (i) any person who owns, controls, or holds with power to vote, more than 5% of the outstanding Units, (ii) any director, executive officer, or general partner of that person, and (iii) any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of the Independent Directors and, in some situations, the prior approval of the Securities and Exchange Commission, before engaging in certain transactions involving the Fund or a "portfolio company" controlled by the Fund. The Investment Company Act generally does not restrict transactions between the Fund and its "eligible portfolio companies."

      In accordance with the Investment Company Act, a majority of the Directors are not interested persons as defined in the Act. See "Management of the Fund."

                         SUMMARY OF OPERATING AGREEMENT

      If you invest in this offering you will be a "Member" of the Fund and your rights in the Fund will be established and governed by the Operating Agreement that is attached to this Prospectus as Exhibit A. An Operating Agreement Signature Page and Power of Attorney is also enclosed with this Prospectus and gives the Officers the power to sign the Operating Agreement and take certain other actions on your behalf. You and your advisors should carefully review the Operating Agreement. The following summarizes certain provisions of it, but is not as complete or as detailed as the Operating Agreement itself.

      Some provisions of the Operating Agreement are described in other sections of this Prospectus:

      o For a discussion of compensation and payments to the managers and Directors, see "Compensation of the Investment Manager, Its Affiliates and the Directors;"

      o For a discussion of the distribution of cash and/or property and the allocation of profits and losses for tax purposes, see "Tax Allocations" and "Distributions;"

      o For a discussion of investment objectives and policies, see "Investment Objective and Principal Strategies;"

      o For a discussion of the reports to be received by the Investors, see "Reports to Investors."

Term And Dissolution.

      The Operating Agreement provides that the Fund will be dissolved and liquidated at any of the following times or events:

      o March 31, 2010 (unless extended by the Directors for up to 4 additional years);

      o     The decision of Investors holding a majority of the Units;

      o     The sale or disposition of all assets;

      o     The return of all capital contributions to Investors.

Capital Accounts; Return Of Capital.

      If you invest in this offering, you will have an initial capital account in the Fund equal to the amount of your capital contribution. Thereafter, your capital account will be increased by your distributive share of profits in the Fund and decreased by (i) actual distributions by the Fund of cash or property to you, (ii) your distributive share of losses of the Fund and (iii) any other adjustments required under the Internal Revenue Code of 1986, as amended (the "Code").

      You will have no right to demand the return of your capital contribution.

Voting Rights.

      As a Member of the Fund, you will not have the right to participate in the management or control of the Fund. However, the Operating Agreement provides that Investors may vote on the following matters at meetings called for such purposes:

      o     Amendments to the Operating Agreement;

      o     Approval and election or disapproval and removal of Fund Directors;

      o Approval, disapproval or termination of the Fund's Investment Advisory Agreement;

      o     The sale of all or substantially all of the assets of the Fund;

      o     Dissolution of the Fund by the Members;

      o Withdrawal of the Fund's election to be treated as a business development company;

      o     Any other matter for which a vote is required by the 1940 Act.

      You may vote at a meeting in person or by written consent. In either case, approval of any matter to be voted upon at a meeting, other than the election of directors, requires the affirmative vote of the lesser of (a) sixty-seven percent (67%) or more of the Units present at the meeting if more than fifty percent (50%) of the Units are present at the meeting or represented by proxy or
(b) more than fifty percent (50%) of the outstanding Units of the Fund. The election of Fund Directors requires the affirmative vote of a plurality of votes cast at any such meeting.

Meetings.

      The Directors are required to call a meeting of Members at least once every two years. Otherwise, no regular or periodic meeting of Members is required or contemplated. Upon delivery of proper notification, the Fund's Directors may at any time call a meeting of the Investors. In addition, Investors holding at least 10% of the Units have the right to request that the Directors call a meeting.

Liabilities Of Investors.

      You will not be liable for any obligations of the Fund in excess of your capital, plus your share of undistributed profits. However, if you receive a distribution from the Fund and after such distribution the liabilities of the Fund exceed the fair value of the Fund's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Fund.

Rights, Power And Duties Of The Managers.

      The Fund's Directors will have the exclusive right to manage the business of the Fund. The Investment Manager, under the authority of the Fund's Directors, will be responsible for the selection, acquisition, sale, financing and refinancing of the Fund's investments. Certain powers and duties of the Board have been delegated to the Fund's Officers. C.J.M. Asset Management, LLC will initially serve as Investment Manager.

Indemnification and Limitations on Liability.

      The Fund's Directors and Officers will not be liable to the Fund or the Investors for any breach of any duty owed to the Fund or Investors provided such act or omission was not made with willful misfeasance, bad faith, gross negligence, or reckless disregard for his obligations to the Fund, did not involve a knowing violation of law, did not breach such person's duty of loyalty to the Fund and did not result in improper personal benefit. Additionally, the Fund will indemnify the Directors and Officers for any claim or liability arising out of their activities on behalf of the Fund absent willful misfeasance, bad faith, gross negligence, reckless disregard for obligations owed to the Fund, knowing violations of law or a breach of such person's duty of loyalty to the Fund.

      Similarly, the Investment Manager will not be liable to the Fund or the Investors for any act or omission related to its services rendered to the Fund absent willful misfeasance, bad faith, gross negligence, reckless disregard for its obligations to the Fund or a breach of its fiduciary duty to the Fund.

Withdrawal Or Removal Of A Manager.

      The Investment Manager may not withdraw from the Fund without providing a substitute investment manager. Any substitute investment manager must be approved by the Management Committee and shall serve until the next regular meeting of Members and until a successor Investment Manager has been approved and elected. The Investment Manager and any of the Fund's Directors shall be expelled or replaced for cause or upon the vote of the lesser of (a) sixty-seven percent (67%) of the Units present if more than fifty (50%) of the outstanding Units are present in person or represented by proxy or (b) more than fifty percent (50%) of the outstanding Units.

Substituted Members; Assignees.

      You will not have the right to substitute an investor in your place as a Member of the Fund unless the substituted investor has agreed in the instrument of assignment to become a Member and has paid all expenses in connection with admission as a substituted Member. In addition, you may not sell, assign or transfer your Units, in whole or in part, unless the Directors have approved such transfer and received an opinion of counsel that the sale or transfer does not jeopardize the Fund's existence or its status as a partnership for tax purposes or violate securities laws. A permitted assignee who does not become a substitute Member as provided above will only have the right to receive the distributions from the Fund to which the assigning Investor would have been entitled if no such assignment had been made. Such assignee will have no right to require any information or account of the Fund's transactions or to inspect the Fund's books. Furthermore, there are significant restrictions on the ability of an Investor to sell, transfer or assign his or her Units.

Appointment Of The Fund's Officers As Attorneys-In-Fact.

      You will irrevocably constitute and appoint the Fund's Officers to be your true and lawful attorney-in-fact, with full power to execute such documents as may be necessary or appropriate to carry out the provisions of the Operating Agreement.

                              REPORTS TO INVESTORS

      The books and records of the Fund will be maintained at its principal offices and will be open for examination and inspection by the Investors during reasonable business hours. The Fund will furnish a list of names and addresses and number of Units held by all Investors to any Investor who requests such a list in writing for a proper purpose, with costs of photocopying and postage to be borne by the requesting Investor. The assignee of an Investor does not have a right to receive any reports unless such assignee is admitted as a substitute Member in accordance with the Operating Agreement.

      By March 31 of each year, the Fund will use its best efforts to distribute to each Investor all information necessary for the preparation of Investor's Federal Income Tax Returns. A separate report will be issued, solely for purposes of asset evaluation by tax-qualified plans, which will contain the managers' estimate of the fair market value of the Units.

      Within 90 days after the end of each fiscal year, the Fund will also distribute to the Investors an annual report containing a balance sheet and statements of operations, changes in members' equity and cash flows (which will be prepared on a GAAP basis of accounting and will be examined and reported upon by an independent public accountant) and a report of the Fund's activities during the period reported upon. Such annual report will describe all reimbursements to the Investment Manager and its affiliates and all distributions to Investors, including the source of such payments.

      Within 60 days after the end of each quarter (other than the fourth quarter), the Fund will also distribute to the Investors, a report containing an unaudited condensed balance sheet, condensed statements of operation, and a related cash flow statement, together with a detailed statement describing all investments owned by the Fund on the date of the balance sheet, and a statement setting forth all fees, if any, received by the Investment Manager or its affiliates and describing the services rendered for such fees.

      Finally, in accordance with applicable SEC rules, the Fund will file periodic reports on Form 10-Q and Form 10-K. Additionally, the Fund will make available to Investors, upon request, the information set forth in the Fund's Form 10-Q within 45 days after the close of each quarter and the Fund's Form 10-K within 90 days after the close of each fiscal year. The managers are permitted to combine such reports so long as they are distributed in a timely manner.

                                 SALES MATERIALS

Sales Material May Be Used in Connection with this Offering Only When Accompanied or Preceded by the Delivery of this Prospectus.

      Only selling materials, which indicate that they are distributed by the Fund, may be distributed to prospective investors. These materials may include investor sales promotion brochures, web sites, and a question and answer sales booklet. Use of any materials will be conditioned, if required, on filing with and clearance by appropriate regulatory authorities. Such clearance does not mean that the agency allowing use of the selling materials has passed on the merits of this offering or the accuracy or adequacy of the selling materials.

The Offering is Made Only by Means of this Prospectus.

      Although the information contained in supplemental sales material does not conflict with the information contained in this Prospectus, such sales material does not purport to be complete and should not be considered part of this Prospectus or as forming the basis of the offering of the Units.

                                LEGAL PROCEEDINGS

      Neither the Fund nor the Investment Manager or Directors of the Fund are parties to any pending legal proceedings that are material to the Fund.

                                  LEGAL OPINION

      The legality of the Units will be passed upon for the Fund by its counsel, McCarter & English, LLP, 100 Mulberry Street, Newark, NJ 07102.

                             INDEPENDENT ACCOUNTANT

      The accounting firm of Moss Adams LLP, with offices located at Moss Adams Professional Center, 1702 Broadway, Tacoma, WA 98402, will serve as the Fund's independent auditors.

                          INDEX TO FINANCIAL STATEMENTS

Independent Auditor's Report............................................  F-2

Statement of assets and liabilities as of March 1, 2000.................  F-3

Statement of operations and members' deficit, period from
date of inception (September 15, 1999) to March 1, 2000.................  F-4

Statement of cash flows, period from date of inception
(September 15, 1999) to March 1, 2000...................................  F-5

Notes to financial statements...........................................  F-6

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Members
The Oxbow Fund, L.L.C.


We have audited the accompanying statement of assets and liabilities of The Oxbow Fund, L.L.C. (a limited liability company) as of March 1, 2000, and the related statements of operations and members' deficit and cash flows for the period from inception (September 15, 1999) to March 1, 2000. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Oxbow Fund, L.L.C. at March 1, 2000, and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.

/s/ Moss Adams LLP

Tacoma, Washington
April 5, 2000

                                                          THE OXBOW FUND, L.L.C.
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                   MARCH 1, 2000
--------------------------------------------------------------------------------


                                     ASSETS

CURRENT ASSETS
        Cash                                                    $  99,994
                                                                ---------

        Total current assets                                    $  99,994
                                                                =========



                        LIABILITIES AND MEMBERS' DEFECIT

CURRENT LIABILITIES
        Accounts Payable                                        $ 235,262
                                                                ---------

        Total current liabilities                                 235,262

MEMBERS' DEFECIT                                                 (135,268)
                                                                ---------

                                                                $  99,994
                                                                =========

See accompanying notes.
--------------------------------------------------------------------------------

                                                          THE OXBOW FUND, L.L.C.
                                    STATEMENT OF OPERATIONS AND MEMBERS' DEFICIT
                              PERIOD FROM DATE OF INCEPTION (SEPTEMBER 15, 1999)
                                                                TO MARCH 1, 2000
--------------------------------------------------------------------------------


REVENUE                                                         $      --
                                                                ---------

EXPENSES
        Legal fees                                                229,392
        Accounting fees                                             5,870
        Bank charges                                                    6
                                                                ---------

                                                                  235,268
                                                                ---------

NET LOSS                                                         (235,268)

MEMBERS' DEFECIT, beginning of period                                  --

MEMBERS' CAPITAL CONTRIBUTION                                     100,000

MEMBERS' DEFECIT, end of period                                 $(135,268)
                                                                =========

See accompanying notes.
--------------------------------------------------------------------------------

                                                          THE OXBOW FUND, L.L.C.
                                                         STATEMENT OF CASH FLOWS
                              PERIOD FROM DATE OF INCEPTION (SEPTEMBER 15, 1999)
                                                                TO MARCH 1, 2000
--------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES
        Net Loss                                                $(235,268)
        Changes in assets and liabilities
                Accounts payable                                  235,262
                                                                ---------

                        Net cash from operating activities             (6)
                                                                ---------


CASH FLOWS FROM FINANCING ACTIVITIES
        Members' capital contribution                             100,000
                                                                ---------

                        Net cash from financing activities        100,000
                                                                ---------


INCREASE IN CASH                                                   94,994

CASH, beginning of period                                              --
                                                                ---------

CASH, end of period                                             $  99,994
                                                                =========

See accompanying notes.
--------------------------------------------------------------------------------

Note 1 - Description of Operations and Summary of Significant Accounting
         Policies

      Description of Operations - The Oxbow Fund, L.L.C. (the Fund) is a New Jersey limited liability company formed September 15, 1999, which will operate as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund has elected to be regulated as a "Business Development Company" under the Investment Company Act, which means that it is required to make certain types of investments and must offer "significant managerial assistance" to many of the companies in which it intends to invest.

      The Fund has filed a Registration Statement with the Securities and Exchange Commission for registration of the Fund. Securities to be issued consist of 250,000 units at $100 per unit for a maximum offering price of $25,000,000. The minimum investment in the fund is 20 units.

      The investment objectives of the Fund is to seek long-term capital appreciation by investing primarily in equity securities of private United States companies seeking capital for start-up operations, business expansion, product development and/or strategic acquisition opportunities. The Fund expects to invest in small- to medium-sized companies with annual or projected revenues in the $2,000,000 to $100,000,000 range.

      To date the Fund has not had any transactions other than those related to organizational matters and the sale of 1,000 units to C.J.M. Asset Management, LLC (the Investment Manager).

      Use of Estimates -The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Federal and State Income Taxes

      The Fund is organized as a limited liability company and, subject to the publicly traded partnership rules, should be treated as a partnership for federal and state income tax purposes. Accordingly, no provision has been made in the accompanying financial statements for federal or state income taxes as taxable income or loss of the Fund will be allocated and included in the taxable income of its members.

Note 3 - Investment Advisory and Operating Agreements

      The Fund has substantially agreed to the terms of an advisory and operating agreement with C.J.M. Asset Management, LLC (the Investment Manager).

      The Investment Manager is responsible for oversight of asset management and administration of the Fund. The Fund pays the Investment Manager an annual management fee equal to 2.5% of total investor "adjusted capital contributions" payable quarterly in arrears. The Fund will also pay the Investment Manager an annual fee for its services as fund administrator which will equal approximately .25% of total investor "adjusted capital contributions." Additionally, after the members (including the Investment Manager) have received aggregate distributions from the Fund equal to the amount of their initial investments in the Fund, the Fund will pay the Investment Manager an "incentive fee." The incentive fee will become payable commencing with the fiscal year of the Fund during which members have received such distributions equal to their initial investments and for each fiscal year thereafter. The amount of the fee will equal 20% of the taxable income of the Fund during the relevant fiscal year (calculated without giving effect to payment of the incentive fee) less unrealized capital depreciation for the year. A 7% sales charge per unit sold will also be paid to an affiliate of the Investment Manager.

      The Fund has agreed to reimburse the Investment Manager for actual expenses incurred for the organizational and operating costs of the Fund.

                                                                       EXHIBIT A





               ---------------------------------------------------


                               OPERATING AGREEMENT

                                       OF

                               THE OXBOW FUND, LLC


               ---------------------------------------------------

                           TABLE OF CONTENTS
                           -----------------

                                                                           Page

ARTICLE 1     DEFINITIONS..................................................A-1
      Act     .............................................................A-1
      Affiliate............................................................A-1
      Affiliated Director..................................................A-1
      Bankruptcy...........................................................A-1
      Board   .............................................................A-1
      Business Day.........................................................A-1
      Capital Account......................................................A-1
      Capital Contribution.................................................A-1
      Carrying Value.......................................................A-2
      Certificate or Certificate of Formation..............................A-2
      Closing Date.........................................................A-2
      Code or Internal Revenue Code........................................A-2
      Depreciation.........................................................A-2
      Director or Directors................................................A-2
      Effective Date.......................................................A-2
      Expense Allocation Date..............................................A-2
      Fiscal Year..........................................................A-2
      Fund    .............................................................A-3
      Incapacity...........................................................A-3
      Indemnified Person...................................................A-3
      Independent Director.................................................A-3
      Initial Capital Contribution.........................................A-3
      Investment Advisory Agreement........................................A-3
      Investment Manager...................................................A-3
      Investors............................................................A-3
      Majority-In-Interest of Members......................................A-3
      Management Fee.......................................................A-3
      Member  .............................................................A-3
      Member Nonrecourse Debt..............................................A-3
      Member Nonrecourse Deductions........................................A-3
      Nonrecourse Deductions...............................................A-3
      Offering.............................................................A-3
      Organizational Expenses..............................................A-3
      Percentage Interest..................................................A-3
      Person  .............................................................A-4
      Portfolio Company....................................................A-4
      Profits and Losses...................................................A-4
      Prospectus...........................................................A-4
      Qualified Income Offset Amount.......................................A-4
      Section 705(a)(2)(B) Expenditure.....................................A-4
      Substituted Member...................................................A-4
      Taxable Period.......................................................A-5
      Unit    .............................................................A-5
      1940 Act.............................................................A-5

ARTICLE 2     THE COMPANY..................................................A-5
      2.1     Formation of Limited Liability Company; Members..............A-5

      2.2     Name of Fund.................................................A-5
      2.3     Purpose of Company...........................................A-5
      2.4     Principal and Registered Office..............................A-5
      2.5     Duration of Company..........................................A-6
      2.6     Further Assurances...........................................A-6
      2.7     Accordance With the Act; Ownership...........................A-6
      2.8     Formation Costs..............................................A-6

ARTICLE 3     MEMBERS......................................................A-6
      3.1     Members......................................................A-6
      3.2     Admission of Members.........................................A-7
      3.3     Limitation of Liability of Members...........................A-7
      3.4     No Management Responsibility.................................A-7
      3.5     No Authority To Act..........................................A-7
      3.6     Rights Of Members............................................A-7
      3.7     No Consent Required..........................................A-8
      3.8     Meetings of Members..........................................A-8

ARTICLE 4     CAPITAL CONTRIBUTIONS........................................A-9
      4.1     Capital Contributions of the Members.........................A-9
      4.2     Capital Account.............................................A-10

ARTICLE 5 ALLOCATION OF PROFITS
              AND LOSSES AND DISTRIBUTIONS TO MEMBERS ....................A-11
      5.1     Allocations of Profits and Losses...........................A-11
      5.2     Additional Allocations......................................A-11
      5.3     Allocation of Organizational Expenses.......................A-12
      5.4     Calculations................................................A-12
      5.5     Distributions...............................................A-13
      5.6     Contingency Reserves........................................A-13
      5.7     Additional Allocation Rules.................................A-13
      5.8     Limitation of Liability.....................................A-13

ARTICLE 6     DEPOSIT AND USE OF COMPANY FUNDS............................A-14
      6.1      Deposit of Company Funds...................................A-14

ARTICLE 7     MANAGEMENT OF THE COMPANY...................................A-14
      7.1     The Board of Directors......................................A-14
      7.2     Officers....................................................A-16
      7.3     Investment Manager..........................................A-17
      7.4     Expenses....................................................A-18
      7.5     Appointment Of Auditors.....................................A-18
      7.6     [Intentionally omitted].....................................A-19
      7.7     Prohibited Transactions.....................................A-19
      7.8     Limitations on Liability of Directors and Officers;
              Indemnification.............................................A-19
      7.9     Limitations on Liability of Investment Manager..............A-20

ARTICLE 8     OTHER BUSINESS..............................................A-20
      8.1.    Other Business..............................................A-20

ARTICLE 9 TRANSFERABILITY OF MEMBER'S INTEREST;
              WITHDRAWALS OF CAPITAL BY MEMBERS...........................A-21
      9.1     Transfer of Units...........................................A-21
      9.2     Assignees...................................................A-22

      9.3     Substituted Members.........................................A-23
      9.4     Indemnification.............................................A-23
      9.5     Incapacity of a Member......................................A-23
      9.6     Withholding of Distributions................................A-23
      9.7     Transferor-Transferee Allocations...........................A-24
      9.8     No Withdrawal...............................................A-24
      9.9     Notices.....................................................A-24
      9.10    Optional Adjustment to Basis of Fund Property...............A-24

ARTICLE 10    DISSOLUTION AND LIQUIDATION.................................A-24
      10.1    Dissolution.................................................A-24
      10.2    Liquidation.................................................A-25
      10.3    Return of Capital Contribution..............................A-25

ARTICLE 11 RESIGNATION OR REMOVAL OF
              DIRECTORS OR INVESTMENT MANAGER.............................A-26
      11.1    Resignation of a Director...................................A-26
      11.2     Resignation of the Investment Manager......................A-26
      11.3    Removal of a Director or Investment Manager, Designation
              of a Successor Director or Investment Manager...............A-27
      11.4    [Intentionally Omitted].....................................A-27
      11.5    Admission of a Successor Director...........................A-27
      11.6    Liability of a Withdrawn or Removed Director................A-28
      11.7    Consent of Members to Admission of Successor Directors......A-28
      11.8    Continuation................................................A-28

ARTICLE 12    ANNUAL ACCOUNTING PERIOD; RECORDS; TAX RETURNS..............A-28
      12.1    Annual Accounting Period....................................A-28
      12.2    Records.....................................................A-28
      12.3    Income Tax Returns..........................................A-29
      12.4    Reports.....................................................A-29
      12.5    Annual Meeting..............................................A-29

ARTICLE 13    MISCELLANEOUS...............................................A-30
      13.1    Notices.....................................................A-30
      13.2    Binding Effect..............................................A-30
      13.3    Counterparts................................................A-30
      13.4    Section Headings............................................A-30
      13.5    Exhibits....................................................A-30
      13.6    Variation in Pronouns.......................................A-30
      13.7    Severability................................................A-30
      13.8    Qualification in Other States...............................A-30
      13.9    Entire Agreement............................................A-30
      13.10   Applicable Law..............................................A-31
      13.11   Forum.......................................................A-31

                               OPERATING AGREEMENT

                                       OF

                               THE OXBOW FUND, LLC

      This Operating Agreement (the "Agreement") of THE OXBOW FUND, LLC (the "Fund" or "Company"), dated as of May 23, 2000 is made by and among C.J.M. Asset
                                      --- ----
Management, LLC, as initial Member and any Person admitted as an additional Member.

                                    ARTICLE 1

                                   DEFINITIONS

      1.1 "Act" refers to the State of New Jersey Limited Liability Company Act.

      1.2 "Affiliate" means a Person or entity included within the definition of "affiliate" set forth in Securities and Exchange Commission Rule 405, as amended from time to time.

      1.3 "Affiliated Director" means a Director of the fund who is an "interested person" as such term is defined in Section 2(a)(19) of the 1940 Act.

      1.4 "Bankruptcy" when used with reference to any Person, shall be deemed to occur (1) when a Person (a) makes an assignment for the benefit of creditors, or (b) files a voluntary petition in bankruptcy, or (c) is adjudged a bankrupt or insolvent, or has entered against it an order for relief in any bankruptcy or insolvency proceeding, or (d) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or (e) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or (f) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, or (2) (a) 120 days after the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, the proceeding has not been dismissed, or (b) 90 days after the appointment without its consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated.

      1.5 "Biannual Meeting" is defined in Section 3.8(d) of this Agreement.

      1.6 "Board" means the Board of Directors of the Company having such powers as described herein.

      1.7 "Business Day" shall mean any day upon which banking institutions are required or permitted to be open for the transaction of business in New York City, New York.

      1.8 "Capital Account" is defined in Section 4.2 of this Agreement.

      1.9 "Capital Contribution" for each Member means the aggregate cash and the fair market value of any property contributed by such Member pursuant to
Article 4 hereof.

      1.10 "Carrying Value" means, with respect to any asset, the asset's adjusted basis for Federal income tax purposes, except as follows:

            (a) the Carrying Value of any asset of the Company on the date of this Agreement shall be such asset's gross fair market value on such date, and the Carrying Value of any asset contributed to the Company subsequent to the date of this Agreement shall be such asset's gross fair market value at the time of such contribution, in each case determined pursuant to the terms of this Agreement, or if no such value is determined herein, by the Company's independent accountants;

            (b) upon adjustment (if any) of the Members' Capital Accounts pursuant to Section 4.2(h), the Carrying Value of all Company assets shall be adjusted to equal their respective gross fair market values at the time of such adjustment; and

            (c) if the Carrying Value of an asset has been determined pursuant to Sections 1.10(a) or (b) above, such Carrying Value shall thereafter be adjusted for Depreciation, rather than depreciation or amortization or other cost recovery deduction as determined for Federal income tax purposes.

      1.11 "Certificate" or "Certificate of Formation" means the Certificate of Formation of the Company, as the same may be amended or restated as provided herein or required by law, which was duly filed in accordance with (and which, in all respects, shall be sufficient in form and substance under) the laws of the State of New Jersey, and recorded with the Treasurer of the State of New Jersey.

      1.12 "Closing Date" means the third business day after the Fund has terminated the Offering.

      1.13 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations thereof promulgated by the Internal Revenue Service.

      1.14 "Depreciation" means for each tax year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Carrying Value of an asset differs from its adjusted basis for Federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the Federal income tax depreciation, amortization, or other cost recovery deduction for such year or other periods bears to such beginning adjusted tax basis; provided, however that if the Federal income tax depreciation, amortization or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any method approved by the Board with the advice of the Company's independent accountants.

      1.15 "Director" or "Directors" means each Affiliated Director or Independent Director in his or her capacity as a Director of the Fund or, collectively, the Affiliated Directors and Independent Directors.

      1.16 "Effective Date" means the date on which the Company's Certificate of Formation was duly filed in the office of the Treasurer of the State of New Jersey.

      1.17 "Expense Allocation Date" means the date of the first Capital Contribution by a Member to the Company, and thereafter shall mean the last day of each Fiscal Year through and including the year ending December 31, 2001 (unless, the Board determines in consultation with the Company's accountants that such Expense Allocation Date should occur more often than annually), in which a Capital Contribution is made to the Company pursuant to Section 4.1.

      1.18 "Fiscal Year" means the calendar year ending December 31.

      1.19 "Fund" means The Oxbow Fund, LLC, a limited liability company organized under the laws of the State of New Jersey.

      1.20 "Incapacity" means, as to any Person, the entry of an order for relief in a bankruptcy proceeding or entry of an order of incompetence or insanity, as the case may be, of such Person.

      1.21 "Indemnified Person" is defined in Section 7.8 of this Agreement.

      1.22 "Independent Director" means a Director of the Fund who is not an "interested person" as such term is defined in Section 2(a)(19) of the 1940 Act.

      1.23 "Initial Capital Contribution" is defined in Section 4.1(a) of this Agreement.

      1.24 "Investment Advisory Agreement" is defined in Section 7.3(a) of this Agreement.

      1.25 "Investment Manager" means C.J.M. Asset Management, LLC or any Person appointed as a successor Investment Manager as provided in this Agreement.

      1.26 "Investors" means the Members, other than the Investment Manager.

      1.27 "Majority-In-Interest of Members" means (a) the vote of sixty-seven percent (67%) or more of the Units present at a meeting of Members duly called, if more than fifty percent (50%) of the outstanding Units are present or represented by proxy at such meeting; or (b) the vote of more than fifty percent (50%) of the outstanding Units of the Fund, whichever is less.

      1.28 "Management Fee" is defined in Section 7.3(b) of this Agreement.

      1.29 "Member" means the Investment Manager and any other Members admitted to the Fund in accordance with Section 3.2 hereof.

      1.30 "Member Nonrecourse Debt" means partner nonrecourse debt, as defined in Treasury Regulation Section 1.704-2(b)(4).

      1.31 "Member Nonrecourse Deductions" means, for a taxable year or other period, the amount of partner nonrecourse deductions as set forth in Treasury Regulation Sections 1.704-2(i)(1) and 1.704-2(i)(2).

      1.32 "Nonrecourse Deductions" means, for a taxable year or other period, the amount of nonrecourse deductions as determined under Treasury Regulation
Section 1.704-2(c).

      1.33 "Offering" means the offering of Units by the Fund pursuant to that certain Prospectus, dated May 25, 2000, which forms a part of the Fund's Registration Statement on Form N-2 as initially filed with the Securities and Exchange Commission on or about November 15, 1999.

      1.34 "Organizational Expenses" means the aggregate expenses incurred by the Company in connection with its formation, initial registration as an Investment Company under the 1940 Act and the offering of Units.

      1.35 "Percentage Interest" of a Member shall mean a fraction, the numerator of which is the sum of all Units held by such Member and the denominator of which is the aggregate sum of the Units held by all Members.

      1.36 "Person" mean individuals, partnerships, corporations, trusts, estates, limited liability companies and other associations.

      1.37 "Portfolio Company" shall mean any Person in which the Fund has made an investment.

      1.38 "Profits" and "Losses" mean the Company's taxable income or loss, respectively, for a period as determined for Federal income tax purposes in accordance with Code Section 703(a), computed with the following adjustments:

                  (a) items of gain, loss and deduction relating to assets shall be computed based upon the Carrying Values of the Fund's assets rather than upon the assets' adjusted bases for Federal income tax purposes;

                  (b) tax-exempt income received by the Fund shall be deemed, for purposes of this definition only, to be gross income;

                  (c) the amount of any adjustment to the Carrying Value of any assets of the Fund pursuant to Section 743 of the Code shall not be taken into account in computing Profits and Losses;

                  (d) Section 705(a)(2)(B) Expenditures shall be treated as deductible expenses;

                  (e) any items of gross income, gain, loss, deduction or
Section 705(a)(2)(B) Expenditures (including, without limitation, Organizational Expenses) allocated pursuant to any provision of Article 5 (other than Section 5.2(c)), shall be excluded from the computation of Profits and Losses; and

                  (f) Nonrecourse Deductions and Member Nonrecourse Deductions shall be excluded from the computation of Profits and Losses.

      1.39 "Prospectus" means that certain Prospectus, dated May 25, 2000, which forms a part of the Fund's Registration Statement on Form N-2 as initially filed with the Securities and Exchange Commission on or about November 15, 1999.

      1.40 "Qualified Income Offset Amount" for a Member means the excess, if any, of (i) the negative balance a Member has in his Capital Account (after reducing such account by any adjustments, allocations or distributions of items specified in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4),(5) or (6) that, as of the end of the taxable year, are reasonably expected to be made to the Member) over (ii) the sum of (A) the amount, if any, of such Member's unconditional obligation to make subsequent contributions to the Company within the time period specified in Treasury Regulation Section 1.704-1(b)(2)(ii)(c), and (B) such Member's share of Company minimum gain and Member Nonrecourse Debt minimum gain.

      1.41 "Section 705(a)(2)(B) Expenditure" means an expenditure of the Company (as described in Section 705(a)(2)(B) of the Code) which is neither deductible in computing taxable income nor properly chargeable to a capital account, and any other expenditure considered to be such an expenditure pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(i).

      1.42 "Substituted Member" means a Person admitted as a Member to the Fund pursuant to Section 9.3 in place of and with all of the rights of the Member who has transferred or assigned such Member's Fund Interest to such Person, and who is shown as a Member on the books and records of the Fund.

      1.43 "Taxable Period" means each Fiscal Year.

      1.44 "Unit" means all of the interests that a Member has in the Company and represents a Member's rights and obligations as a Member pursuant to this Agreement and under the Act, including but not limited to, voting rights, the right to share in Profits and Losses and the right to a share of any distribution of the assets of the Fund. Each Unit represents an Initial Capital Contribution of $100.

      1.45 "1940 Act" means the Investment Company Act of 1940 and all rules and regulations promulgated thereunder, as amended by the Small Business Incentive Act of 1980, and as further amended from time to time.

                                    ARTICLE 2

                                   THE COMPANY

            2.1 Formation of Limited Liability Company; Members. The Oxbow Fund, LLC has been formed as a limited liability company under the laws of the State of New Jersey by the filing of the Certificate of Formation pursuant to the Act, on behalf of the Members. The terms and provisions hereof will be construed and interpreted in accordance with the terms and provisions of such laws.

            2.2 Name of Fund. The name of the Fund is "THE OXBOW FUND, LLC." If considered necessary in the opinion of counsel to the Fund to preserve the limited liability of the Members, Directors, and Investment Managers, property acquired and business conducted by the Fund shall be in such other name as is necessary to preserve such limited liability. The Board shall have the power to change the name of the Fund at any time and shall give prompt notice of any such change to each Member.

            2.3 Purpose of Company. The Fund is authorized and empowered to elect to operate and to operate, as a business development company under Section 55, et. al. of the Investment Company Act of 1940, as amended. The Fund's principal investment objective is to seek long term capital appreciation by investing primarily in equity securities of private U.S. companies seeking capital for start-up operations, business expansion, product development and/or strategic acquisition opportunities. The Fund may invest in companies of any size, but generally expects to invest in small to medium-sized companies with annual revenues or projected annual revenues in the $2 million to $100 million range. In addition, the Fund may acquire the assets of companies, invest in commercial real estate and invest in the equity, debt or assets of companies of any size which are facing financial difficulties, reorganizing or seeking capital for debt or equity restructuring. Generating current income for distribution to Members will not be a factor in the selection of investments by the Fund.

            2.4 Principal and Registered Office.

                  (a)  The principal office of the Fund shall be at:

                              223 Wanaque Avenue
                              Pompton Lakes, N.J. 07442

                  (b)  The registered office of the Fund shall be at:

                              c/o C.J.M. Planning Corporation
                              223 Wanaque Avenue
                              Pompton Lakes, N.J. 07442

                  (c) The name of the registered agent at such address is S. Charles Musumeci, Jr.

            2.5 Duration of Fund. The operation of the Fund will commence on the Effective Date and shall continue in existence until (i) March 31, 2010, unless further extended for up to two (2) additional two (2) year periods from such date if the Board of Directors of the Fund determines that such an extension is in the best interest of the Fund; or (ii) it is terminated pursuant to any provisions of this Agreement or as otherwise provided by law.

            2.6 Further Assurances. The Board will execute and cause to be filed, recorded and published such certificates and documents, which are required to form and operate a limited liability company under the laws of New Jersey. The Board will execute and cause to be filed, recorded and published, such certificates and documents as Board may deem necessary or appropriate to comply with other applicable laws governing the formation and operation of a limited liability company.

            2.7 Accordance With the Act; Ownership. Except as expressly set forth in this Agreement to the contrary, the rights and obligations of the Members, and the administration, operation and termination of the Fund shall be governed by the Act, as it may be amended. The interest of each Member in the Fund shall be personal property for all purposes. All real and other property owned by the Fund shall be deemed owned by the Fund as an entity, and no Member, individually, shall have any ownership interest in such property.

            2.8 Formation Costs.

                  (a) Each Member shall bear his own expenses in connection with his consideration of an investment in the Fund and his acquisition of Units, including without limitation the fees of any attorney, financial advisor, or other consultant, except as this Agreement may otherwise expressly provide.

                  (b) The Fund shall pay for or reimburse the initial Member for all other expenses of formation of every nature and description including, without limitation, reproduction, printing and stenographic costs, filing, recording and qualifying fees, taxes and costs of legal publication, expenses of registration, qualification or obtaining exemptions under any federal or state securities laws and legal and accounting fees incident to the formation of the Fund and the offering and sale of Units.

                                    ARTICLE 3

                                     MEMBERS

            3.1 Members; Initial Member.

                  (a) A record of the names and addresses of Members of the Fund shall be maintained by the Fund and said list shall be amended from time to time by the Fund to reflect the withdrawal of Members or the admission of additional and/or Substituted Members pursuant to this Agreement. Such record of Members shall also set forth the number of Units which each Member holds. The Members shall constitute a single class or group of Members of the Company for all purposes of the Act, unless otherwise explicitly provided herein.

                  (b) On or prior to the date hereof, the Investment Manager, as initial Member of the Fund, has made a Capital Contribution to the Fund in the amount of $100,000.

            3.2 Admission of Members. Persons who invest in the Fund in accordance with the terms and conditions of the Prospectus and who satisfy the requirements set forth in the Prospectus for an investment in Units may be admitted to the Fund as Members based upon the determination of the Board or any two of the Fund's Officers described in Section 7.2 hereof and, upon admission, shall participate in the Profits, Losses, distributions and allocations of the Fund in accordance with the terms and conditions of this Agreement. Admission of a new Member shall be effective when reflected on the books and records of the Fund. The manner of the offering of Units, the terms and conditions under which subscriptions for such Units will be accepted, and the manner of and conditions to the sale of Units to subscribers therefor and the admission of such subscribers as Members will be as provided in the Prospectus in all material respects and subject to any provisions hereof. Before any Person is admitted to the Fund as a Member, such Person or such Person's attorney-in-fact shall execute a counterpart of this Agreement and thereby agree in writing to be bound by all of the provisions hereof as a Member.

            3.3 Limitation of Liability of Members. Except as otherwise provided in the Act, no Member of the Fund shall be obligated personally beyond the amount of his Capital Contribution for any debt, obligation or liability of the Fund, whether arising in contract, tort or otherwise, solely by reason of being a Member of the Fund. No Member shall be liable to the Fund or any other Member for acting in good faith reliance upon the provisions of this Agreement. No Member shall have any responsibility to restore any negative balance in his Capital Account or to contribute to or in respect of the liabilities or obligations of the Fund or return distributions made by the Fund except as required by the Act or other applicable law. The failure of the Fund to observe any formalities or requirements relating to the exercise of its powers or the management of its business or affairs under this Agreement or the Act shall not be grounds for making its Members or the Investment Manager responsible for the liabilities of the Fund. Notwithstanding the foregoing, a Member will be liable to the Company for any distributions made to it, if, after such distribution, the outstanding liabilities of the Company (other than liabilities to Members on account of their interests in the Company and liabilities for which the recourse of creditors is limited to specific Company property) exceed the fair value of the Company's assets (provided that the fair value of Company property that secures recourse liability shall be included only to the extent its fair value exceeds such liability) and the Member had knowledge of this fact at the time the distribution was received.

            3.4 No Management Responsibility. No Investor, other than a Director, shall participate in the management or the control of the business of or transact any business for the Fund but may exercise the rights and powers of a Member under this Agreement. All management responsibility is vested in the Directors. The Investors other than the Directors hereby consent to the taking of any action by the Directors, the Officers, and the Investment Manager contemplated under Article 7.

            3.5 No Authority To Act. No Investor other than a Director shall have the power to represent, act for, sign for, or to bind the Fund. All authority to act on behalf of the Fund is vested in the Directors, the Officers and the Investment Manager. The Investors consent to the exercise by the Directors of the powers conferred on them by law and this Agreement.

            3.6 Rights Of Members. The Members shall have the following rights subject to the terms and conditions of this Agreement:

                  (a) the right to approve and elect or disapprove and remove Directors;

                  (b) the right to ratify or reject the appointment of the independent accountants of the Fund selected by the Board, including a majority of the Independent Directors;

                  (c) the right to propose and approve an amendment to this Agreement; provided, however, that no such amendment shall conflict with the 1940 Act;

                  (d) the right to approve any other matters related to the business of the Fund that the 1940 Act requires to be approved by the Members pursuant to the provisions of the 1940 Act; and

                  (e) the right to cause the Fund to withdraw its election to be treated as a Business Development Company under the 1940 Act.

      Each of the foregoing matters shall be approved or disapproved, as the case may be, upon the vote or consent of a Majority-in-Interest of Members.

            3.7 No Consent Required. Notwithstanding the foregoing, no vote, approvals, or other consent shall be required of the Members to amend this Agreement in any of the following respects: (i) to admit an additional Member or a Substituted Member or remove a Member in accordance with the terms of this Agreement; or (ii) to correct any false or erroneous statement, or to make a change in any statement in order that such statement shall accurately represent the agreement among the Members and Directors in this Agreement; provided that no such correction or change shall in any manner adversely affect the Units of any Member.

            3.8 Meetings of Members; Biannual Meeting.

                  (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Directors or by Members holding at least 10% of the Units and may be held at such time, date and place as the Board of Directors shall determine. The Board of Directors shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefore, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Such notifications shall include any information required by this Agreement or by law. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. Members holding Units which, in the aggregate, exceed fifty percent (50%) of the outstanding Units of the Fund shall constitute a quorum for the transaction of any business at a meeting of Members. In the absence of a quorum, a meeting of the Members may be adjourned by action of the Board without additional notice to the Members. When an adjourned meeting is reconvened, any business may be transacted that might have been transacted at the original meeting. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of a Majority-In-Interest of the Members in person or by proxy at such meeting.

                  (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to the number of Units held by such Member as of the record date for such meeting. The Board of Directors shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting. Members shall not be entitled to cumulative voting.

                  (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding not less than the minimum percentage of Units that would be necessary to authorize or take such action at a meeting of Members.

                   (d) The Directors shall call a meeting of Members no less often than every two years (the "Biannual Meeting") with the first such Biannual Meeting to be held within two years from the Closing Date. At the Biannual Meeting, the following items shall be submitted to a vote of the Members:

                        (i)   the election of Directors;

                        (ii)  the ratification of the Fund's independent
                                  accountants;

                        (iii) the approval of the Investment Advisory
                              Agreement with the Investment Manager, or any successor Investment Manager; and

                        (iv) any other matter required under the 1940 Act to be voted upon by the Members.

                                    ARTICLE 4

                              CAPITAL CONTRIBUTIONS

            4.1 Capital Contributions of the Members.


                  (a) Capital Contributions. The amount of cash and/or the fair market value of property contributed by each Member shall be credited to such Member's Capital Account pursuant to Section 4.2. The amount of cash and fair market value of property contributed to the Fund by a Member upon admission to the Fund is referred to herein as the Member's "Initial Capital Contribution." The required minimum amount of an Initial Capital Contribution is two thousand dollars ($2,000).

                  (b) Maximum Aggregate Investment from Members. The Fund will not accept any additional Capital Contributions if or when the total Capital Contributions of the Company equals or exceeds $25,000,000.

                  (c) Capital Contribution of Investment Manager. The Investment Manager as initial Member, has made an Initial Capital Contribution of $100,000 and in exchange has received one thousand (1,000) Units. In its discretion, from time to time, but subject to Section 4.1(b), the Investment Manager may make additional Capital Contributions to the Fund.

                  (d) No Right to Withdraw Capital Contribution. The Members have no right to withdraw any portion of their respective Capital Contributions.

                  (e) No Additional Contributions Required. No Member shall be required to contribute any capital to the Company other than as provided in this
Section 4.1 hereof or to lend any funds to the Fund; however, subject to Section 4.1(b), any Member may make an additional Capital Contribution to the Fund at any time.

                  (f) Cut-Off Date for Investment from Members. The Fund will not accept any additional Capital Contributions after August 31, 2001.

            4.2 Capital Account.

                  (a) A Capital Account shall be established for each Member. Each Member's Capital Account shall equal the amount of his Initial Capital Contribution and shall thereafter be adjusted as provided in Section 4.2(b).

                  (b) Each Member's Capital Account shall be maintained and adjusted in accordance with Treasury Regulation Sections 1.704-1(b) and 1.704-2. With respect to events or periods after the date hereof and consistent with such Regulations, (a) there shall be credited to each Member's Capital Account: (i) the amount of any cash contributed by such Member to the capital of the Company,
(ii) the fair market value of any property contributed by such Member to the capital of the Company (net of all liabilities secured by such property that the Company is considered to assume or take subject to under Section 752 of the
Code), (iii) such Member's allocable share of Profits, as determined in accordance with Section 5.1, and (iv) any items of income or gain allocated to such Member pursuant to Section 5.2; and (b) there shall be charged against each Member's Capital Account: (i) the amount of all cash distributions to such Member pursuant to Article 5, (ii) the fair market value of any property distributed to such Member by the Company (net of any liability secured by such property that the Member is considered to assume or take subject to under
Section 752 of the Code), (iii) such Member's allocable share of Losses (as determined in accordance with Section 5.1), and (iv) any items of loss, deduction or Section 705(a)(2)(b) Expenditures allocated to such Member pursuant to Section 5.2.

                  (c) Except as otherwise provided in this Agreement, whenever it is necessary to determine the Capital Account of any Member, the Capital Account of such Member shall be determined after giving effect to allocations pursuant to Sections 5.1 and 5.2 and all distributions in respect to transactions effected prior to the time as of which such determination is to be made.

                  (d) No Member with a negative balance in his Capital Account shall have any obligation to the Fund, the other Members or any other Person to restore such negative balance.

                  (e) If any Units are transferred in accordance with this Agreement, the transferee shall succeed to the Capital Account of the transferring Member to the extent that it relates to the interest of the transferring Member.

                  (f) If the Fund makes an election under Section 754 of the Code (which decision shall be made in the sole discretion of the Board), the amounts of any adjustments to the basis of the assets of the Fund made pursuant to Section 743 of the Code shall be reflected in the Capital Account of the Members. In addition, the amounts of any adjustment to the basis of the assets of the Fund made pursuant to Section 734 of the Code as a result of the distribution of property by the Fund to a Member (to the extent that such adjustments have not previously been reflected in the Members' Capital Accounts) shall (i) be reflected in the Capital Account of the Member receiving such distribution in the case of a distribution and liquidation of such Member's Units and (ii) otherwise be reflected in the Capital Accounts of the Members in a manner in which the unrealized income and gain that is displaced by such adjustments would have been shared had the property been sold at its Carrying Value immediately prior to such adjustments.

                  (g) Nothing in this Section 4.2 shall be construed to impose upon any Member any additional obligation to contribute additional capital to the Company or to restore a deficit Capital Account upon liquidation or dissolution of the Company.

                  (h) Subsequent to the date of this Agreement, immediately before (i) a contribution of cash or property (other than a de minimis amount) by a new or existing Member, (ii) the distribution of Fund assets (other than a de minimis amount), or (iii) the liquidation of the Fund (within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g)), the Board, in consultation with the Fund's independent accountants, shall determine whether the Capital Accounts of all Members and the Carrying Values of all Fund properties shall be increased or decreased (consistent with the provisions hereof) to reflect any unrealized gain or loss attributable to each Fund property, in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f). For purposes of this paragraph
(h), the fair market value of Fund property shall be determined by the Board acting in good faith.

                                    ARTICLE 5

                        ALLOCATION OF PROFITS AND LOSSES
                          AND DISTRIBUTIONS TO MEMBERS

            5.1 Allocations of Profits and Losses. Except as provided in
Section 5.2, for each taxable year or period, Profits and Losses shall be allocated to the Members pro rata in accordance with their Percentage Interests.

            5.2 Additional Allocations.

                  (a) Allocation of Member Nonrecourse Deductions When Member Bears Economic Risk of Loss. Notwithstanding the provisions of Section 5.1 and subject to the provisions of Section 5.2(c), items of loss and deduction and
Section 705(a)(2)(B) Expenditures attributable, under Treasury Regulation
Section 1.704-2(i), to Member Nonrecourse Debt shall be allocated to the Members in accordance with the ratios in which they bear the economic risk of loss for such debt (as determined pursuant to Treasury Regulation Section 1.752-3).

                  (b) Chargebacks and Offsets. This Agreement shall be considered to include a Company minimum gain chargeback provision (within the meaning of Treasury Regulation Section 1.704-2(f)), a qualified income offset provision (within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(d)) and a Member nonrecourse debt minimum gain chargeback (within the meaning of Treasury Regulation Section 1.704-2(i)). Items of Company income and gain (as determined for purposes of computing Profits and Losses) shall be allocated to the Members upon the occurrence of the conditions or events triggering such provisions in accordance with such provisions. Such provisions shall be applied, prior to any allocations pursuant to Section 5.1 in the following order of priority; first, the Company minimum gain chargeback, second, the Member nonrecourse minimum gain chargeback and third, the qualified income offset.

                  (c) Limitations on Loss Allocation. Notwithstanding the provisions of Sections 5.1 or 5.3, in no event shall Losses (or items of loss, deduction or Section 705(a)(2)(B) Expenditure) of the Company be allocated to a Member to the extent such allocation would result in such Member having a Qualified Income Offset Amount. Any allocation (in whole or in part) to a Member which is prevented by the operation of the preceding sentence shall be reallocated to Members having positive Capital Account balances pro rata in accordance with such Members' Percentage Interests; provided, however, that if there is no Member to which such Losses (or items of loss, deduction or Section 705(a)(2)(B) Expenditure) can be allocated without causing such Member to have a Qualified Income Offset Amount, then such Losses shall be allocated to all the Members pro rata in accordance with their Percentage Interests.

                  (d) Curative Allocations. If any items of income, gain, loss, deduction or Section 705(a)(2)(B) Expenditures are allocated to a Member pursuant to Section 5.2(a), (b) or (c), then, prior to any allocation pursuant to Sections 5.1 and 5.3 and subject to all of the provisions of this Section 5.2, items of income, gain, loss, deduction and Section 705(a)(2)(B) Expenditures for subsequent years or periods shall be allocated to the Members in a manner designed to result in each Member having a Capital Account balance equal to what it would have been had such allocation of items of income, gain, loss, deduction and Section 705(a)(2)(B) Expenditures not occurred.

                  (e) Income, Gain, Loss, Deduction or Credit. For tax purposes, all items of income, gain, loss, deduction or credit, other than tax items properly corresponding to the items allocated pursuant to Sections 5.2(a), (b),
(c) and (d) shall be allocated to the Members consistent with Sections 5.1 and 5.3; provided, however, that if the Carrying Value of any property of the Company differs from its adjusted basis for tax purposes, then items of income, gain, loss, deduction or credit for tax purposes (and not for purposes of computing Profits or Losses) shall be allocated among the Members in a manner that takes account of the variations between the adjusted tax basis and fair market value of property contributed to the Company in determining the Members' shares of tax items under Section 704(c) of the Code, and, consistent therewith, in the case of property deemed contributed to the Company, in accordance with Treasury Regulations Sections 1.704-1(b)(4)(i) and 1.704-1(b)(2)(iv)(f); and provided, further, that allocations pursuant to Section 5.2(b) of items of income and gain of the Company shall, except as otherwise required by Treasury Regulations under Section 704(b) of the Code, consist of a pro rata portion of each item of income and gain of the Company, as appropriate, for such year.

            5.3 Allocation of Organizational Expenses.

                  (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Percentage Interests on such Expense Allocation Date.

                  (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.3 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses as of such Expense Allocation Date shall then be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Percentage Interests on such Expense Allocation Date.

            5.4 Calculations.

                  (a) Calculations and allocations of Profits and Losses and Organizational Expenses shall be made by the independent accountants regularly employed by the Company, but at least annually and in conformity with the current requirements of the Internal Revenue Code.

                  (b) Profits and Losses and items of income, gain, loss, deduction or credit for any year in which a Member transfers his Units shall be divided between the transferring Member and his transferee in proportion to the number of months in the year that each is recognized as a Member according to the terms of this Agreement. For example, if a transfer becomes effective as of May 1, the transferee would receive two-thirds (2/3) and the former Member would receive (1/3) of the Profit or Losses for that year.

            5.5 Distributions.

                  (a) Distributions. To the extent the Board determines to make distributions of cash and/or property, such distributions shall be made to the Members pro rata in accordance with their Percentage Interests.

                  (b) Withholding. Notwithstanding anything to the contrary contained in this Agreement, in order to comply with Section 1446 of the Code and the regulations, revenue rulings, revenue procedures and administrative announcements promulgated thereunder ("Section 1446"), the Company shall withhold an amount in cash equal to 20% of the cash (and of the fair market value of property) otherwise distributed to a Member hereunder, and shall apply the amount so withheld as required by Section 1446, unless such Member shall have delivered to the Company a current affidavit setting forth that such person is a "United States person" as such term is defined in Section 7701(a)(30) of the Code ("Section 7701") and is not subject to the withholding requirements of
Section 1446. Notwithstanding the preceding sentence, a certification properly delivered to the Company shall not be effective to prevent withholding if the Company shall have received the certification more than three years preceding the date of a distribution or if the Company has actual knowledge that the Member is not a "United States person" as that term is defined in Section 7701. In addition, if the Company assumes any individual liability of a Member or any liability encumbering property that a Member contributes to the Company, the Company shall be permitted to charge the distributions due such Member or any other amount due such Member to the extent of 20% of such liability in order to fulfill the Company's obligations under Section 1446, unless such Member shall have furnished a certification as aforesaid (i.e., the same certification which would have been effective to prevent withholding if such assumption or contribution had constituted an actual distribution hereunder). If a distribution is to be made with property other than money, the Company shall not release such property until it has funds sufficient to enable it to satisfy its obligations under Section 1446, which funds shall be provided by the Member or Members who have not delivered an effective certification. Any amounts withheld under the provisions of this Section 5.5(b) from a Member shall be released to such Member to the extent such amount need not be disbursed to a government agency to satisfy the Company's obligations under Section 1446. The Company shall retain each certification received by it until the end of the fifth taxable year after the last taxable year in which the Company relied upon such certification.

                  (c) Limitation on Distributions. Notwithstanding anything to the contrary set forth in this Section 5.5, the Board shall not make any distribution to any Member (including themselves) if, immediately following such distribution, such Member's Capital Account would have a Qualified Income Offset Amount.

            5.6 Contingency Reserves. The Board shall have the right to set aside Company funds in such reserves as it in its discretion determines to be prudent for the operation of the Company's business, including sums the Board deems necessary to reserve for the future payment or reduction of any Company obligations.

            5.7 Additional Allocation Rules. Notwithstanding the foregoing, in the event any Member's Percentage Interest changes during a Fiscal Year for any reason, including without limitation, the transfer of any Units, the allocations of taxable income or loss described above shall be adjusted as necessary to reflect the varying interests of the Members during such year.

            5.8 Limitation of Liability. Nothing contained in this Article 5 shall be construed to make any Member liable for any losses of the Company.

                                    ARTICLE 6

                        DEPOSIT AND USE OF COMPANY FUNDS

            6.1 Deposit of Company Funds. Upon formation of the Company, all Capital Contributions shall be transferred to a separate Company account or accounts in such banks or other financial institutions as may be selected by the Officers. Such account or accounts shall be maintained in the name of or for the benefit of the Company. Thereafter, all revenues, bank loans, proceeds and other receipts will be deposited and maintained in such account or accounts, which may or may not bear interest, and all expenses, costs and similar items payable by the Company will be paid from such accounts. The Company's funds, including, but not limited to, the Member's Capital Contributions, Company revenue and the proceeds of any borrowing by the Company, may be invested as the Officers deem advisable. Any interest or other income generated by such deposits or investments will be considered part of the Company's account. Company funds from any of the various sources mentioned above may be commingled with other Company funds, but not with the separate funds of the Board or any other Person and may be withdrawn, expended and distributed as authorized by the terms and provisions of this Agreement.

                                    ARTICLE 7

                            MANAGEMENT OF THE COMPANY

            7.1 The Board of Directors

                  (a) General Authority; Number. The governing body of the Fund shall be the Board of Directors, which shall constitute "managers" within the meaning of the Act and shall consist of such number of Independent Directors as is fixed pursuant to Section 7.1(b), and three Affiliated Directors, who shall initially be Daniel D. Dyer, S. Charles Musumeci, Jr. and Joseph C. Musumeci. By signing the Operating Agreement Signature Page and Power of Attorney or the Fund's subscription agreement, a Member admitted to the Fund shall be deemed to have voted for the election of each of the initial Affiliated and Independent Directors. Subject to the provisions of this Agreement, the Board shall have complete responsibility for the management and supervision of the Fund and may take or cause to be taken any action which may be necessary or appropriate for or incidental to the management or operation of the Fund. No Person in his capacity as a Member shall take part in the management or supervision of the Fund, nor shall he have the power to act for or on behalf of the Fund.

                  (b) Independent Directors. The number of Independent Directors shall initially be four and shall be fixed from time to time thereafter by the Directors as then constituted; provided, however, that the number of Independent Directors shall in no event be less than a majority of the members of the Board of Directors. If at any time the number of Independent Directors is less than a majority, action shall be taken within 90 days thereafter to restore the number of Independent Directors to a majority. The initial Independent Directors shall be William M. Osborne, III, James L. Sonageri, James P. Burt and Christopher R. Smith.

                  (c) Action. A majority of the Directors shall constitute a quorum for the transaction of any business at a meeting of the Board. Actions of the Board shall be taken (i) upon the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at any meeting of the Board at which a quorum is present; or (ii) by unanimous written consent of all the Directors without a meeting, if permissible under the 1940 Act.

                  (d) Nomination, Approval and Election of Independent Directors. The Independent Directors shall hold office for a term of two years from their election and until their successors are elected, or, if sooner, until their death, Incapacity, resignation or removal pursuant to Article 11. The Independent Directors shall nominate their successors who shall be elected at the Biannual Meeting pursuant to the provisions of Section 3.8 hereof. Independent Directors may succeed themselves in office. A majority of Independent Directors may designate Independent Directors to fill any vacancies created by any increase in the number of Independent Directors or by the Incapacity, death, withdrawal or removal of an Independent Director. In the event that the Independent Directors fail to designate a successor Independent Director, or no Independent Directors remain, the Affiliated Directors shall continue the business of the Fund and shall perform all duties of the Directors under this Agreement and shall, within 90 days, call a special meeting of Members for the purpose of approving and electing Independent Directors. Subject to Section 11.5(a), each Member other than a Director hereby consents to the appointment of any successor Independent Directors pursuant hereto, and no further consent shall be required. Any successor Independent Director shall hold office until the next Biannual Meeting of Members and until his or her successor has been approved and elected or, if sooner, until his or her death, Incapacity, resignation or removal.

                  (e) Nomination, Approval and Election of Affiliated Directors. The Affiliated Directors shall hold office for a term of two years from their election and until their successors are elected, or, if sooner, until their death, Incapacity, resignation or removal pursuant to Article 11. The Affiliated Directors shall nominate their successors who shall be elected at the Biannual Meeting pursuant to the provisions of Section 3.8 hereof. Affiliated Directors may succeed themselves in office. A majority of Affiliated Directors may designate Affiliated Directors to fill any vacancies created by any increase in the number of Affiliated Directors or by the death, Incapacity, withdrawal or removal of an Affiliated Director. Subject to Section 11.5(a), each Member other than a Director hereby consents to the appointment of any successor Affiliated Directors pursuant hereto, and no further consent shall be required. Any successor Affiliated Director shall hold office until the next Biannual Meeting of Members and until his or her successor has been approved and elected or, if sooner, until his or her death, Incapacity, resignation or removal pursuant to this Agreement. In the event that the Affiliated Directors fail to designate a successor Affiliated Director, or no Affiliated Directors remain, the Independent Directors shall continue the business of the Fund and shall perform all duties of the Directors under this Agreement, and shall, within 90 days, designate Independent Directors to fill each such vacancy. Any such Independent Director who succeeds an Affiliated Director shall hold office until the next Biannual Meeting of Members and until his or her successor has been approved and elected or, if sooner, until his or her death, Incapacity, resignation or removal pursuant to this Agreement.

                  (f) Restrictions On The Directors' Authority. The Directors shall not have authority to do any of the following:

                        (i) act in contravention of this Agreement or of the 1940 Act;

                        (ii) possess Fund property or assign the rights of the Fund in specific property for other than a Fund purpose;

                        (iii) admit any other Person as a Director of the Fund without the approval of the Members except as otherwise provided herein;

                        (iv) commingle or permit the commingling of the assets of the Fund with the assets of any other Person except as otherwise provided herein;

                        (v) permit any Person who makes a nonrecourse loan to the Fund to acquire, at the time and as a result of making the loan, any direct or indirect interest in the profits, capital or property of the Fund other than as a secured creditor;

                        (vi) without the consent of a Majority-in-Interest of the Members sell or otherwise dispose of at any one time all or substantially all of the assets of the Fund; or

                        (vii) invest in a company in which any Director has an equity interest other than through another company that it manages or except as otherwise permitted by the 1940 Act.

                  (g) Contracts with Affiliates of the Directors. The Fund may enter into contracts for goods or services with any Affiliate of a Director provided that the charges for such goods or services are the lower of (i) cost, including a reasonable allocation of cost of capital, or (ii) those charged by unaffiliated Persons in the area for similar goods and services. Any such contract shall be subject to termination by a majority of the Independent Directors following 60 days' prior notice thereof.

                  (h) Obligations of the Directors. The Directors shall devote such time and effort to the Fund business as, in their judgment, may be necessary or appropriate to manage the affairs of the Fund. The Directors are under a duty and obligation to conduct the affairs of the Fund in the best interests of the Fund, including the safekeeping and the use of all Fund assets (whether or not in the immediate possession or control of the Directors) and the use thereof for the benefit of the Fund. Neither the Directors nor any of their Affiliates shall enter into any transaction with the Fund that will significantly benefit the Directors or such Affiliates in their independent capacities unless the transaction is expressly permitted hereunder and under the 1940 Act or any exemptive order issued by the Securities and Exchange Commission thereunder, or is entered into principally for the benefit of the Fund in the ordinary course of Fund business.

                  (i) Compensation of Independent Directors. Each Independent Director will receive $2,000 per meeting. The Board of Directors, subject to the approval of Unit holders, to the extent required by law, may approve supplemental compensation for the Independent Directors.

                  (j) Meetings. Meetings of the Board of Directors may be called by the Chief Executive Officer or by any two Directors, and may be held on such date and at such time and place as the Board of Directors shall determine. Each Director shall be entitled to receive written notice of the date, time or place of such meeting within a reasonable time in advance of the meeting. Notice may not be give to any Directors who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone except when in person attendance at a meeting is required by the 1940 Act. A majority of Directors shall constitute a quorum at any meeting.

            7.2 Officers. The Fund shall have the following officers: a Chief Executive Officer, a President, and a Chief Financial Officer. The officers of the Fund shall be chosen by the Board and may also consist of such other officers as the Board shall deem necessary. The officers of the Fund shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. The salaries of all officers of the Fund shall be fixed by the Board of Directors, provided, however, that each of the Chief Executive Officer, the President and the Chief Financial Officer shall be compensated $150,000 annually unless otherwise agreed.

            7.3 Investment Manager.

                  (a) Authority. The Investment Manager is hereby granted the exclusive power and authority from time to time, subject to the supervision of the Board, to manage the day-to-day business and affairs of the Fund and to manage and control the investments of the Fund, including, but not limited to, the power to make all decisions regarding the Fund's venture capital investment portfolio and, among other things, to find, evaluate, structure, monitor, sell, and liquidate, upon dissolution or otherwise, such investments, to provide, or arrange for the provision of, managerial assistance to companies in which the Fund invests and in connection therewith to enter into, execute, amend, supplement, acknowledge, and deliver any and all contracts, agreements, or other instruments for the performance of such functions, including the investment and reinvestment of all or part of the Fund's assets, execution of portfolio transactions, and any or all administrative functions. The Fund shall enter into an agreement (the "Investment Advisory Agreement") with the Investment Manager or any successor Investment Manager.

      In furtherance of and subject to the foregoing, the Investment Manager, except as otherwise provided in this Agreement, to the extent permitted under the 1940 Act, and with the approval of a majority of the Independent Directors where required under the 1940 Act, shall have full power and authority on behalf of the Fund:

                        (1) to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund;

                        (2) to open, maintain and close accounts with brokers and dealers, to make all decisions relating to investment transactions;

                        (3) to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefore, to trade on margin, exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to Members with respect to repurchases of Units and the payment of Fund expenses, including those relating to the organization and registration of the Fund;

                        (4) to issue to any Member an instrument certifying that such Member is the owner of an Interest;

                        (5) to assist the Board in calling and conducting meetings of the Board;

                        (6) to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Investment Manager may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

                        (7) to engage and terminate the services of others to assist the Investment Manager in providing, or to provide under the Investment Manager's control and supervision, advice and management to the Fund at the expense of the Investment Manager;

                        (8) to assist in the preparation and filing of any required tax or information returns to be made by the Fund;

                        (9) as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

                        (10) if directed by the Board, to arrange for the purchase of (A) insurance, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Investment Manager, or any of their principals, directors, officers, members, employees and agents; and

                        (11) to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Investment Manager, necessary and appropriate for the conduct of the business of the Fund, without the act, vote or approval of any other Member or person, except where such vote or approval is required under the 1940 Act or other applicable law.

                  (b) Compensation Of Investment Manager. The Investment Manager shall receive the following amounts from the Fund:

                        (i) Management Fee. The Fund shall pay the Investment Manager a fee for supervising the venture capital operations of the Fund in accordance with the Investment Advisory Agreement (the "Management Fee").

            To the extent permitted by applicable law, the Management Fee shall be allocated among each Member whose subscription is accepted by the Fund without proration for the amount of time a Member was a Member during the Offering Period. To the extent Fund cash reserves are insufficient to pay the entire Management Fee when due, the unpaid fee shall be carried forward and paid when cash reserves are sufficient to allow the payment.

                        (ii) Reimbursement Of Costs and Expenses. The Fund shall reimburse the Investment Manager or its Affiliates for actual organizational and operational costs and expenses incurred by the Investment Manager or its Affiliates for the benefit or on behalf of the Fund, including without limitation expenses related to the selection of investments or proposed investments, even if the proposed investments ultimately are not undertaken by the Fund. The Management Fee is in addition to the reimbursement of actual costs.

            7.4 Expenses. Except as otherwise provided herein, or in any other agreement between the Fund and a third party, the Fund shall pay all expenses related to its investments and potential investments, whether or not such potential investments are actually made by the Fund. Such expenses, whether billed directly to the Fund or reimbursed to the Investment Manager, may include, but are not limited to: (i) finders' fees, (ii) legal, auditing, accounting, investment banking, consulting, brokerage and other fees (including fees incurred in connection with the annual audit of the Fund's financial statements), (iii) expenses in connection with the acquisition and/or disposition of securities, including, without limitation, filing and registration fees, (iv) all travel and other expenses incurred in the investigation of an investment opportunity, (v) the cost of preparing information relating to the Fund's potential acquisition or sale of any security, and (vi) other out-of-pocket costs of the Fund. The Fund shall also be responsible for costs incurred in connection with any litigation relating to specific investments or investment opportunities, whether or not made, including, without limitation, examinations, investigations or other proceedings conducted by any regulatory agency, legal and accounting fees incurred in connection therewith and any judgments, fines, penalties, damages, and amounts paid in settlement payable as a result thereof.

            7.5 Appointment Of Auditors Subject to the ratification by a Majority-In-Interest of Members as provided in Section 3.8(d), the Directors, in the name and on behalf of the Fund, are authorized to appoint independent certified public accountants for the Fund.

            7.6 [Intentionally omitted]

            7.7 Prohibited Transactions. Except to the extent expressly permitted by this Agreement and except as permitted by the 1940 Act or any exemptive order issued by the Securities and Exchange Commission thereunder:

                  (a) the Fund shall not lend money or other property to the Investment Manager or any Affiliate of the Investment Manager;

                  (b) the Fund shall not sell to or purchase any security or any other property from a Director, Investment Manager, or any Affiliate of either, or effect any transaction in which a Director, Investment Manager, or any Affiliate of either is a joint or several participant;

                  (c) the Fund shall not purchase or sell commodities or commodity contracts, participate on a joint or a joint and several basis in any trading account in securities, or purchase any securities on margin, except such short-term credits as are necessary for clearance of transactions;

                  (d) no reimbursement for expenses of the Fund shall be made to the Directors or any Affiliate of a Director;

                  (e) the Fund shall not issue any of its Units for services or for property other than cash or securities;

                  (f) the Fund shall not sell any Units at a price below the current net asset value of such Units;

                  (g) the Fund shall not engage in any transaction or make any investment not permitted by the 1940 Act; and

                  (h) the Fund shall not withdraw its election to be treated as a business development company under the 1940 Act without approval of a Majority-In-Interest of the Members.

            7.8 Limitations on Liability of Directors and Officers; Indemnification.

                  (a) The Board shall not be liable for the return of any Capital Contribution to a Member, and shall not be liable to the Members because any taxing authorities disallow or adjust any income tax allocations, deductions or credits.

                  (b) To the extent not otherwise prohibited by the 1940 Act, the members of the Board and the Officers and any person who serves at the request of the Board or on behalf of the Fund as a partner, officer, director, employee or agent of any other entity (hereinafter an "Indemnified Person") shall not be personally liable to the Fund or to the Members for damages for breach of any duty owed to the Fund or its Members provided that such act or omission (i) was not in breach of such person's duty of loyalty to the Fund or the Members, (ii) was not with willful misfeasance, bad faith, gross negligence, or reckless disregard for his obligations to the Fund, (iii) did not involve a knowing violation of law and (iv) did not result in the receipt of an improper personal benefit.

                  (c) The Fund shall indemnify and hold an Indemnified Person harmless from any loss, damage, fine, penalty, expense, judgment or amount paid in settlement, including attorneys' fees reasonably incurred, which such Indemnified Person incurs by reason of his performance or nonperformance of any act concerning the activities of the Fund or in furtherance of the Fund's interests or purposes; provided, however, that an Indemnified Person shall not be indemnified for any matters as to which he is adjudged to have (i) breached his duty of loyalty to the Fund or the Members,
(ii) acted with willful misfeasance, bad faith, gross negligence, or reckless disregard for his obligations to the Fund (iii) knowingly violated the law or
(iv) received an improper personal benefit. If an Indemnified Person is adjudged to have committed any of the foregoing, he shall reimburse the Fund for any funds advanced or expended on his behalf. To the extent possible, the Fund shall arrange that an Indemnified Person need not expend or advance any of his own funds.

            Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Fund in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of an Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Fund as authorized herein.

            The indemnification provided by this subsection (c) of this Section
7.8 shall not be deemed exclusive of any other rights to which an Indemnified Person may be entitled under any agreement, vote of Members or otherwise, and shall continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

            The Fund shall have power at any time to purchase and maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Fund would have the power to indemnify him against such liability under the provisions of this subsection.

            The Indemnification provided by this subsection (c) of this Section
7.8 shall apply to any action in the right of the Fund, to the fullest extent permitted by law.

                  (d) No Member shall have any liability or responsibility to contribute funds in excess of its Capital Contribution to satisfy any obligation of the Fund under this Section 7.8. All such obligations shall be satisfied solely from and to the extent of Fund assets.

            7.9 Limitations on Liability of Investment Manager. In the absence of: (i) willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in performance of its obligations and duties hereunder; (ii) reckless disregard by the Investment Manager of its obligations and duties hereunder; (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act, as amended), the Investment Manager shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

                                    ARTICLE 8

                                 OTHER BUSINESS

            8.1 Other Business. Any Member, any Affiliate of a Member, and any officer, director, employee, shareholder or other person holding a legal or beneficial interest in any entity which is a Member or Affiliate, may engage in, or possess an interest in, other business ventures of every nature and description, independently or with others, whether or not such other enterprises shall be in competition with or operating the same or similar businesses as the Fund. This Agreement shall not, however, confer upon the Fund or the other Members any right or opportunity to participate in any such independent ventures of a Member or Affiliate or any right to the income or profits derived therefrom. The members of the Investment Manager may retain personally any fees paid to them by any Person. Neither the Directors nor any Affiliate of the Directors shall be obligated to present any particular investment opportunity to the Fund, except with respect to opportunities that are suitable for the Fund, which must first be made available to the Fund before any of the Directors may invest, and the Directors and their Affiliates shall each have the right to take for their own account (individually or as a trustee, partner, or fiduciary) or to recommend to others any such particular investment opportunity. The Investment Manager and Affiliated Directors hereby consent and agree promptly to furnish the Independent Directors, upon request, with information on a confidential basis as to any venture capital investments made by them, or any of their Affiliates, for their own account or for others.

                                    ARTICLE 9

                      TRANSFERABILITY OF MEMBER'S INTEREST;
                        WITHDRAWALS OF CAPITAL BY MEMBERS

            9.1 Transfer of Units.

                  (a) Approval. No sale, exchange, transfer, or assignment of Units (in whole or in part) may be made by a Member unless such sale, exchange, transfer or assignment has been approved by the Board or at least two of the Officers described in Section 7.2 hereof.

                  (b) Opinion of Counsel. Notwithstanding any other provisions of this Article 9, no sale, exchange, transfer, or assignment of Units (in whole or in part) may be made by a Member unless in the opinion of counsel for the Fund, satisfactory in form and substance to the Board (which opinion may be waived, in whole or in part, at the discretion of the Board), that:

                        (i) such sale, exchange, transfer, or assignment, when added to the total of all other sales, exchanges, transfers, or assignments of Units within the preceding twelve months, would not result in a termination of the Fund within the meaning of Section 708 of the Code;

                        (ii) such sale, exchange, transfer or assignment would not violate any federal securities laws or any state securities or "Blue Sky" laws (including any investor suitability standards) applicable to the Fund or the Units to be sold, exchanged, transferred, or assigned; and

                        (iii) such sale, exchange, transfer, or assignment could not cause the Fund to be treated as a publicly traded partnership taxable as a corporation for federal income tax purposes or to lose its status as a partnership for state income tax purposes.

            Any such opinion of counsel shall be delivered in writing to the Fund prior to the date of the proposed sale, exchange, transfer, or assignment.

                  (c) Minors. In no event shall all or any part of a Unit be assigned or transferred by a Member to a minor or an incompetent except in trust, pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or by will or intestate succession.

                  (d) Fractional Interests. No purported sale, exchange, assignment, or transfer by a Member of, or after which the transferor and each transferee would hold, Units representing less than ten Units or including a fractional Unit will be permitted or recognized for any purpose without the consent of the Board, which consent shall be granted only for good cause shown.

                  (e) Documentation. Each Member other than a Director agrees, upon request of the Directors, to execute such certificates or other documents and perform such acts as the Board deems appropriate after an assignment of a Unit by that Member to preserve the limited liability of the Members under the laws of the jurisdiction in which the Fund is doing business.

                  (f) Void ab initio. Any purported assignment of a Unit that is not made in compliance with this Agreement is hereby declared to be null and void and of no force or effect whatsoever.

                  (g) Expense. Each Member other than a Director agrees to pay all reasonable expenses, including attorneys' fees, incurred by the Fund in connection with any assignment.

                  (h) Assignment. For purposes of this Article 9, any transfer of a Unit, whether voluntary or by operation of law, shall be considered an assignment.

            9.2 Assignees.

                  (a) Notification Required and Effective Date. The Fund shall not recognize for any purpose any purported sale, assignment, or transfer of all or any fraction of the Units of a Member unless the provisions of Section 9.1 shall have been complied with and there shall have been filed with the Fund a dated notification of such sale, assignment, or transfer, in form satisfactory to the Directors, executed and acknowledged by both the seller, assignor, or transferor and the purchaser, assignee, or transferee and such notification (i) contains the acceptance by the purchaser, assignee, or transferee of all of the terms and provisions of this Agreement and (ii) represents that such sale, assignment, or transfer was made in accordance with all applicable laws and regulations. Any sale, assignment, or transfer shall be recognized by the Fund effective on the first day of the fiscal quarter following the fiscal quarter in which such notification is filed with the Fund. If a Unit is sold, assigned, or transferred more than once during a fiscal quarter, the last purchaser, assignee, or transferee with respect to whom notification is received shall be recognized by the Fund.

                  (b) Voting. Unless and until an assignee of a Unit becomes a Substituted Member, such assignee shall not be entitled to vote or to give consents with respect to such Unit.

                  (c) Assignor Rights. Any Member who shall assign all of such Member's Units shall cease to be a Member and shall not retain any statutory rights as a Member.

                  (d) Written Assignments. Anything herein to the contrary notwithstanding, both the Fund and the Directors shall be entitled to treat the assignor of a Unit as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to such assignor until such time as a written assignment that conforms to the requirements of this
Section 9.2 has been received by the Fund and accepted by the Board.

                  (e) Assignee Not Substituted Member. A person who is the assignee of all or any fraction of the Units of a Member, but does not become a Substituted Member and desires to make a further assignment of such Units, shall be subject to all the provisions of this Article 9 to the same extent and in the same manner as any Member desiring to make an assignment of such Member's Units.

            9.3 Substituted Members.

                  (a) Approval. No Member shall have the right to substitute a purchaser, assignee, transferee, donee, heir, legatee, distributee, or other recipient of all or any fraction of such Member's Units as a Member in the transferring Member's place. Any such purchaser, assignee, transferee, donee, heir, or other recipient of a Unit (whether pursuant to a voluntary or involuntary transfer) shall be admitted to the Fund as a Substituted Member only
(i) with the consent of the Directors, which consent shall be granted or withheld in the absolute discretion of the Directors; (ii) by satisfying the requirements of Sections 9.1 and 9.2; and (iii) if necessary, upon an amendment to this Agreement executed by all necessary parties and filed or recorded in the proper records of each jurisdiction in which such recordation is necessary to qualify the Fund to conduct business or to preserve the limited liability of the Members and Directors. Any such consent by the Directors may be evidenced, if necessary, by the execution by the Directors of an amendment to this Agreement evidencing the admission of such Person as a Member. The admission of a Substituted Member shall be recorded on the books and records of the Fund. The Members hereby consent and agree to such admission of a Substituted Member by the Board. The Directors agree to process such amendments not less frequently than quarterly.

                  (b) Admission. Each Substituted Member, as a condition to admission as a Member, shall execute and acknowledge such instruments, in form and substance satisfactory to the Directors, as the Directors deem necessary or desirable to effectuate such admission and to confirm the agreement of the Substituted Member to be bound by all the terms and provisions of this Agreement with respect to the Units acquired. All reasonable expenses, including attorneys' fees, incurred by the Fund in this connection shall be borne by such Substituted Member.

                  (c) Rights of Assignee. Unless and until an assignee shall have been admitted to the Fund as a Substituted Member pursuant to this Section 9.3, such assignee shall be entitled only to the rights of an assignee of a limited liability company interest under the Act.

            9.4 Indemnification. Each Member shall indemnify and hold harmless the Company, the Directors, and every Member who was or is a party to any pending or completed action, suit, or proceeding whether civil, criminal, administrative, or investigative, by reason of or arising from any actual misrepresentation or misstatement of facts or omission to state facts made (or omitted to be made) by such Member in connection with any assignment, transfer, encumbrance, or other disposition of such Member's Unit(s), or the admission of a Substituted Member to the Fund, against expenses for which the Fund or such other Person has not otherwise been reimbursed (including attorneys fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred by the Fund or such other Person in connection with such action, suit, or proceeding.

            9.5 Incapacity of a Member. If a Member dies, such Member's executor, administrator, or trustee, or, if such Member is adjudicated incompetent, such Member's committee, guardian or conservator, or, if such Member becomes bankrupt, the trustee or receiver of such Member's estate, shall have all the rights of a Member for the purpose of settling or managing the estate of such Member, and such power as the Incapacitated Member possessed to assign all or any part of the Incapacitated Member's Units and to join with such assignee in satisfying conditions precedent to such assignee's becoming a Substituted Member. The Incapacity or death of a Member shall not dissolve the Fund.

            9.6 Withholding of Distributions. From the date of the receipt of any instrument relating to the transfer of a Unit or at any time the Directors are in doubt regarding the person entitled to receive distributions in respect of a Unit, the Directors may withhold any such distributions until the transfer is completed or abandoned or the dispute is resolved.

            9.7 Transferor-Transferee Allocations. If a Unit is transferred in compliance with the provisions of this Article 9, the income, gains, losses, deductions, and credits allocable in respect of that Unit shall be allocated between the transferor and transferee in accordance with Section 5.7.

            9.8 No Withdrawal. No Member shall be permitted to withdraw or resign from the Fund without the express written consent of the Board. Any withdrawal or attempted withdrawal of a Member in violation of this Section 9.8 shall be null and void.

            9.9 Notices. Any Member who, in accordance with this Article 9, shall acquire or succeed to the interest of any other Member, shall promptly notify the Board of his name, mailing address and the date of acquisition or transfer of the applicable Units.

            9.10 Optional Adjustment to Basis of Fund Property. In the event of the transfer of the interest of a Member in the Fund during the life of the Member or upon the death of the Member, the Board may, at its sole discretion, make an election on behalf of the Fund as provided in Section 754 of the Code (if such an election is not already in effect for the Fund) and cause the Fund to make the adjustments to the basis of the property of the Fund (with regard to the transferee Member only) as provided in Section 754 of the Code.

                                   ARTICLE 10

                           DISSOLUTION AND LIQUIDATION

            10.1 Dissolution.

                  (a) The Company shall be dissolved and its business terminated upon the happening of the earliest of the following:

                        (i) the return of all Capital Contributions to the Members pursuant to Article 4 hereof;

                        (ii) a sale or disposition of all or substantially all of its assets;

                        (iii) the expiration of its term as herein provided;

                        (iv) consent of a Majority-In-Interest of Members; and

                        (v) the occurrence of any other event which, under the mandatory provisions of the laws of the State of New Jersey, would cause a termination or dissolution of the Company.

                  (b) The death, dissolution, expulsion, Bankruptcy, Incapacity or withdrawal of any Member will not cause the dissolution of the Company.

            10.2 Liquidation.

                  (a) In the event of the dissolution of the Company, which dissolution (if applicable) is not followed by actions of the Members to continue the Company, the assets of the Company shall be sold or distributed as promptly as possible, but in an orderly and businesslike manner, as the Board in its discretion shall determine. All assets of the Company which are sold shall be sold at such price and upon such terms as the Board in its sole discretion may deem advisable. The Board may retain the Investment Manager (or another Person) to assist in the liquidation of the Company. The Investment Manager (or the Person charged with the liquidation of the Company) shall be entitled to a fee for its services as the liquidator of the Company, the amount of such fee to be determined by mutual agreement of the liquidator and the Board. Any Member may purchase the assets of the Company at such sale.

                  (b) The proceeds of any sale described in Section 10.2(a), in addition to the cash and securities on hand, shall be applied and distributed in the following order of priority:

                        (i) to the payment of debts and liabilities of the Fund, including, without limitation, loans payable to Members and the liquidator fee described in Section 10.2(a) above; then

                        (ii) to the setting up of such reserves as the Board may deem necessary for any contingent liabilities or obligations of the Company, provided that any such reserves shall be paid over to an independent escrow agent, to be held by such agent or his successor for such period as such person shall deem advisable for the purpose of applying such reserves to the payment of such liabilities or obligations and, at the expiration of such period, the balance of such reserves, if any, shall be distributed; then

                        (iii) to the Members, in proportion to the positive balances of their respective Capital Accounts after all Profits and Losses resulting from the liquidation and/or distribution of all assets of the Company have been allocated pursuant to Section 5.1.

                  (c) The Board may in its discretion distribute any or all of the Company's assets in kind and in varying amounts (including a percentage of one or more such assets which exceeds the percentage of such asset(s) which is equal to the percentage in which a Member shares in distributions from the Company) to the Members.

                  (d) The Board, in making distributions upon liquidation, shall value the Company's publicly traded assets by reference to the values of same reported by the securities exchange or quotation system upon which such securities are listed or quoted on the day prior to distribution of the same, and shall value the Company's remaining assets according to their fair market value as determined by the Board, acting in good faith. The determination of fair market value of each of the assets by the Board shall be conclusive and binding on the parties.

            10.3 Return of Capital Contribution. The return of all or any part of the Capital Contributions of the Members in connection with the liquidation of the Company shall be made solely from Company assets and the Members shall have no right to demand either cash or property other than cash.

                                   ARTICLE 11

          RESIGNATION OR REMOVAL OF DIRECTORS OR INVESTMENT MANAGER

            11.1 Resignation of a Director. Subject to Section 11.5, a Director may voluntarily resign or withdraw from the Fund, but only upon compliance with all of the following procedures:

                  (a) the Director shall give notification to the Board of Directors that he or she proposes to withdraw;

                  (b) the remaining members of the Board shall designate a successor Director pursuant to Section 7.1 who shall hold such office until such Director's successor has been approved and elected by the Members as required under the 1940 Act;

                  (c) the Board shall designate only an Independent Director to replace a withdrawing or retiring Independent Director; and

                  (d) the withdrawing Director shall cooperate fully with the successor Director so that the responsibilities of the withdrawing Director may be transferred to the successor Director with as little disruption of the Fund's business and affairs as practicable.

            11.2 Resignation of the Investment Manager. The Investment Manager may voluntarily resign or withdraw from the Fund, but only upon compliance with all of the following procedures:

                  (a) the Investment Manager shall, at least 60 days prior to such withdrawal, give notification to all Investors that it proposes to withdraw and that there be substituted in its place a Person or Persons designated and described in such notification;

                  (b) enclosed with the notification shall be a certificate, duly executed by or on behalf of each proposed successor Investment Manager, to the effect that: (i) it is experienced in performing (or employs sufficient personnel who are experienced in performing) functions that the Investment Manager is required to perform under this Agreement; (ii) it has a net worth that meets the requirements of any statute or the courts applicable to a manager of a limited liability company in order to ensure that the Fund will not fail to be classified for state income tax purposes as a limited liability company rather than as an association taxable as a corporation; and (iii) it is willing to become the Investment Manager under this Agreement and will assume all duties and responsibilities thereunder, without receiving any compensation for services from the Fund in excess of that payable under this Agreement and/or the Investment Advisory Agreement to the withdrawing Investment Manager;

                  (c) if the Investment Manager resigns or withdraws, there shall be on file at the principal office of the Fund, prior to such withdrawal, audited financial statements of each proposed successor Investment Manager, as of a date not earlier than twelve months prior to the date of the notification required by this Section 11.2, certified by a nationally or regionally recognized firm of independent certified public accountants, together with a certificate, duly executed on behalf of each proposed successor Investment Manager by its principal financial officer, to the effect that no material adverse change in its financial condition has occurred since the date of such audited financial statements that has caused its net worth to be reduced to less than the amount under Subsection 11.2(b). Such audited financial statements and certificates shall be available for examination by any Member during normal business hours;

                  (d) to the extent required by and in accordance with the 1940 Act, a Majority-In-Interest of Members has consented to the appointment of, or the approval of an Investment Advisory Agreement with, any successor Investment Manager; and

                  (e) the withdrawing Investment Manager shall cooperate fully with each successor Investment Manager so that the responsibilities of the withdrawing Investment Manager may be transferred to each successor Investment Manager with as little disruption of the Fund's business and affairs as practicable.

            11.3 Removal of a Director or Investment Manager, Designation of a Successor Director or Investment Manager

                  (a) Any of the Directors may be removed either: (i) for cause by the action of at least two-thirds of the remaining Directors, including a majority of the remaining Independent Directors; (ii) by failure to be approved and re-elected by the Members in accordance with this Agreement; or (iii) with the consent of a Majority-In-Interest of the Members. The removal of a Director shall in no way derogate from any rights or powers of such Director, or the exercise thereof, or the validity of any actions taken pursuant thereto, prior to the date of such removal. The Investment Manager may be removed (and/or the Investment Advisory Agreement may be terminated): (i) by a majority of the Directors; (ii) by failure to be approved by the Members in accordance with this Agreement; (iii) by the vote of a Majority-In-Interest of the Members; or (iv) automatically upon assignment of the Investment Manager's Units.

                  (b) Subject to Section 7.1, the remaining members of the Board may designate one or more Persons to fill any vacancy existing in the number of Directors fixed pursuant to Sections 7.1(a) or 7.1(b) resulting from removal of a Director pursuant to Section 11.3(a). Remaining members of the Board may (x) designate one or more Persons to be successors to the Investment Manager removed; and/or (y) approve an Investment Advisory Agreement terminated, as the case may be, by the Directors pursuant to Section 11.3(a), and each Member other than a Director hereby consents to the admission of such successor or successors and/or the approval of such Investment Advisory Agreement, no further consent being required until the next Biannual Meeting. Any such successor Director or Investment Manager designated hereunder (or under Section 7.1) shall hold office until the next Biannual Meeting and until his or her successor has been approved and elected. With the consent of such number of Members other than a Director (but not in any event less than a Majority-In-Interest of the Members) as are then required under the 1940 Act, the Act and the laws of the other jurisdictions in which the Fund is then formed or qualified, to consent to the admission of a Director, such Members may, subject to the provisions hereof, at any time admit a Person to be successor to a Director concurrently with the removal thereof by the Members pursuant to Section 11.3(a).

                  (c) Any removal of a Director shall not affect any rights or liabilities of the removed Director that matured prior to such removal.

            11.4 [Intentionally Omitted].

            11.5 Admission of a Successor Director.

                  (a) The appointment of any successor Director (following withdrawal or removal) shall be effective only if and after the following conditions are satisfied:

                        (i) the designation of such Person as successor Director shall occur, and for all purposes, shall be deemed to have occurred, prior to the withdrawal or removal of the withdrawing or removed Director;

                        (ii) the Units of the Members shall not be affected by the admission of such successor Director or the transfer of the Director's Units; and

                        (iii) to the extent required by and in accordance with the 1940 Act and this Agreement, a Majority-In-Interest of Members has consented to the appointment of such successor Director.

                  (b) Notwithstanding anything to the contrary in this Article 11, a Director's Units shall at all times be subject to the restrictions on transfer set forth in Article 9 regardless of whether such Person continues to be a Director of the Fund.

            11.6 Liability of a Withdrawn or Removed Director Any Director who shall withdraw or be removed from the Fund, or who shall sell, transfer, or assign his Units shall remain liable for obligations and liabilities incurred by him as Director prior to the time such withdrawal, removal, sale, transfer, or assignment shall have become effective, but he shall be free of any obligation or liability incurred on account of the activities of the Fund from and after the time such withdrawal, removal, sale, transfer, or assignment shall have become effective.

            11.7 Consent of Members to Admission of Successor Directors. Each Member other than a Director hereby consents, pursuant to Section 11.3, to the admission of any Person as a successor Director meeting the requirements of
Section 11.3 to whose admission as such a Majority-In-Interest of the Investors have expressly consented, and no further express consent or approval shall be required.

            11.8 Continuation. In the event of the withdrawal, removal, Incapacity or death of a Director, the Fund shall not be dissolved and the business of the Fund shall be continued by the remaining Directors.

                                     ARTICLE 12

                ANNUAL ACCOUNTING PERIOD; RECORDS; TAX RETURNS

            12.1 Annual Accounting Period. The annual accounting period of the Fund shall be January 1 through December 31.

            12.2 Records.

                  (a) The Investment Manager shall maintain, or cause to be maintained, the Certificate of Formation and all amendments thereto, this Agreement and all amendments hereto, complete and accurate records of all transactions of the Fund, copies of the Fund's tax returns, and full and true books of account in accordance with the accounting method followed by the Fund for Federal income tax purposes.

                  (b) All of such books and records shall, at all times, be kept at the principal office of the Fund and during regular business hours shall be opened upon reasonable notice for inspection, examination and copying by a Member or his authorized representative(s). Members shall be given reasonable access during business hours to the information regarding the Fund.

            12.3 Income Tax Returns.

                  (a) The Investment Manager shall be the "tax matters partner" under the Code.

                  (b) With respect to the preparation of federal, state and local income tax returns of the Fund, the tax matters partner shall see to the preparation and filing of all such returns in a timely manner and shall make, in his sole discretion, unless otherwise provided herein, such elections or determinations as may be desirable and available under current provisions of the Code. In the event that the Internal Revenue Service audits the return of any Member with respect to his or its participation in the Fund, the Fund shall have the right, but not the obligation, to participate at its own expense in such audit in matters affecting the Fund's tax return. The Members shall take such steps and execute such instruments as may be required to accomplish this, including without limitation the execution of powers of attorney. In the event of an income tax audit of any Fund tax return, to the extent the Fund is treated as an entity for purposes of the audit, including administrative settlement and judicial review, the tax matters partner shall be authorized to act for, and its decisions shall be final and binding upon, the Fund and the Members. The tax matters partner shall keep the other Members apprised of the status of any income tax audit.

            12.4 Reports. The Board shall cause to be delivered to the Members the following:

                  (a) By March 31st of each year, a statement which shall include, as of the end of and for the previous Fiscal Year, the following:

                        (i) A financial statement of the Fund and a status report of the Fund's investments prepared by an accounting firm selected by the Board;

                        (ii) Such other information as is required under the 1940 Act or other relevant law or, in the opinion of the Board, shall reasonably be necessary for the Members to be currently aware of the operating and business results of the Fund, including a valuation of the Company's investment portfolio which has been approved the Advisory Committee.

                  (b) Not later than the sixtieth (60th) day following the end of each of the first three (3) fiscal quarters of each Fiscal Year, a quarterly review of the Fund's operations, including unaudited financial statements of the Fund and a statement of the Fund's investment portfolio which has been approved by a majority of Directors.

                  (c) Any information reasonably necessary for the preparation by any Member of his federal, state and local income or other tax returns. The Board shall use its best efforts to cause the Investment Manager to provide the appropriate Forms K-1 to each Member by March 31 of each year, however, it cannot guarantee that such forms shall be provided to each Member by such date.

                  (d) By March 31 of each year the Fund will also distribute to the Members an annual report containing a balance sheet and statements of operations, changes in members' equity and cash flows (which would be prepared on a GAAP basis of accounting and will be examined and reported upon by an independent public accountant) and a report on the Fund's activities during the period reported upon. Such annual report will describe all reimbursements to the Investment Manager and its affiliates and all distributions to investors, including the source of such payments.

            12.5 Biannual Meeting. Pursuant to Section 3.8(d) hereof, the Company will hold a Biannual Meeting at which additional information about the activities and investments of the Company shall be provided to the Members.

                                   ARTICLE 13

                                  MISCELLANEOUS

            13.1 Notices. Any offer, acceptance, election, approval, consent, request, waiver, notice or other document required or permitted to be given pursuant to any provision of this Agreement shall be deemed duly given only when in writing, signed by or on behalf of the person giving same, and either personally delivered (with receipt acknowledged by the recipient) or deposited in a designated United States mail depository, registered or certified mail, return receipt requested, postage prepaid, addressed to the person or persons to whom such offer, acceptance, election, approval, consent, request, waiver or notice is to be given at their respective addresses indicated herein or in the Company's records, or at such other address as shall have been set forth in a notice sent pursuant to the provisions of this Section 13.1.

            13.2 Binding Effect. Subject in all respects to the limitations concerning the transferability of Units contained herein and except as otherwise herein expressly provided, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective personal representatives, heirs, successors and permitted assigns.

            13.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall for all purposes constitute one agreement which is binding on all of the parties hereto.

            13.4 Section Headings. Section titles or captions contained in this Agreement are inserted as a matter of convenience and for reference only, and shall not be construed in any way to define, limit or extend or describe the scope of this Agreement or the intention of the provisions hereof.

            13.5 Exhibits. All exhibits and schedules annexed hereto are expressly made a part of this Agreement, as fully as though completely set forth herein, and all references to this Agreement herein or in any of such exhibits or schedules shall be deemed to refer to and include all such exhibits or schedules.

            13.6 Variation in Pronouns. All pronouns and variations thereof shall be deemed to refer to masculine, feminine, neuter, singular or plural, as the identity of the person, persons, or entities may require.

            13.7 Severability. Each provision hereof is intended to be severable and the invalidity or illegality of any portion of this Agreement shall not effect the validity or legality of the remainder.

            13.8 Qualification in Other States. In the event the business of the Company is carried on or conducted in states in addition to New Jersey, then the Members agree that the Company shall qualify to do business under the laws of each state in which business is actually conducted by the Company, and they severally agree to execute such other and further documents as may be required or requested in order that the Board legally may qualify the Company in such states to the extent possible. A Company office or principal place of business in any state may be designated from time to time by the Board.

            13.9 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the matters set forth herein and supersedes any prior understanding or agreement, oral or written.

            13.10 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

            13.11 Forum. Any action by one or more Members against the Company or the Directors, Investment Manager or Members, or by the Company against the Directors, Investment Manager or Members, which arises under or in any way relates to this Agreement, the sale of Units or actions taken or failed to be taken or determinations made or failed to be made by the Investment Manager or Directors or relating to the Company or services provided for it or joint activities or other transactions in which it engages, including, without limitation, transactions permitted hereunder or otherwise related in any way to the Company, may be brought only in the state courts of the State of New Jersey or the United States District Court for the District of New Jersey. Without limitation, any action by the Investment Manager or Members which he or they may have from time to time against one or more of the Members may be brought by such Investment Manager or Members, or the Company, as the case may be, in any of the courts mentioned in the preceding sentence. Each Member hereby consents to the exclusive jurisdiction of such courts to decide any and all such actions and to such venue.

                  IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first above written.

                                    C.J.M. ASSET MANAGEMENT, LLC,
                                    Member

                                    By:   /s/ Joseph C. Musumeci
                                         --------------------------------
                                    Name:  Joseph C. Musumeci
                                    Title: Chief Executive Officer

                              AN OFFERING OF UP TO
                                   $25,000,000
                                       OF
                         LIMITED LIABILITY COMPANY UNITS
                                       OF
                               THE OXBOW FUND, LLC



                                     [LOGO]








                                ----------------

                                   PROSPECTUS

                                ----------------










   We have not authorized any dealer, salesperson or other person to give any information or represent anything not contained in this prospectus. You must not rely on any unauthorized information. This prospectus does not offer to sell or buy any units in any jurisdiction where it is unlawful. The information in this prospectus is
                current only as of the date of this prospectus.

                                  May 25, 2000